Lord Abbett Investment Trust

PROSPECTUS
APRIL 1, 2026 (as revised APRIL 24, 2026)

		CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	LORD ABBETT	A	LABFX	I	LABYX	R4	BLASX
	MULTI-ASSET BALANCED	C	BFLAX	P	LABPX	R5	BLATX
	OPPORTUNITY FUND	F	BLAFX	R2	BLAQX	R6	BLAVX
		F3	LOBFX	R3	BLARX

	LORD ABBETT	A	ISFAX	I	ISFYX	R4	LIXSX
	MULTI-ASSET INCOME	C	ISFCX	P	N/A	R5	LIXTX
	FUND	F	LIGFX	R2	LIGQX	R6	LIXVX
		F3	ISFOX	R3	LIXRX

	LORD ABBETT	A	LACFX	I	LCFYX	R4	LCFSX
	CONVERTIBLE FUND	C	LACCX	P	LCFPX	R5	LCFTX
		F	LBFFX	R2	LBCQX	R6	LCFVX
		F3	LOCFX	R3	LCFRX

	LORD ABBETT	A	LCRAX	I	LCRYX	R4	LCRSX
	CORE FIXED INCOME	C	LCRCX	P	N/A	R5	LCRTX
	FUND	F	LCRFX	R2	LCRQX	R6	LCRVX
		F3	LCROX	R3	LCRRX

	LORD ABBETT	A	LAPLX	I	LAPIX	R5	LAPVX
	CORE PLUS BOND FUND	C	LAPCX	R2	N/A	R6	LAPWX
		F	LPLFX	R3	LAPQX
		F3	LOPLX	R4	LAPUX

	LORD ABBETT	A	LFRAX	I	LFRIX	R5	LRRTX
	FLOATING RATE FUND	C	LARCX	R2	LFRRX	R6	LRRVX
		F	LFRFX	R3	LRRRX
		F3	LFROX	R4	LRRKX

	LORD ABBETT	A	LHYAX	I	LAHYX	R4	LHYSX
	HIGH YIELD FUND	C	LHYCX	P	N/A	R5	LHYTX
		F	LHYFX	R2	LHYQX	R6	LHYVX
		F3	LHYOX	R3	LHYRX

	LORD ABBETT	A	LAGVX	I	LAUYX	R4	LAUKX
	INCOME FUND	C	LAUSX	P	N/A	R5	LAUTX
		F	LAUFX	R2	LAUQX	R6	LAUVX
		F3	LOGVX	R3	LAURX

	LORD ABBETT	A	LIFAX	I	LIFIX	R5	LIFTX
	INFLATION FOCUSED	C	LIFCX	R2	LIFQX	R6	LIFVX
	FUND	F	LIFFX	R3	LIFRX
		F3	LIFOX	R4	LIFKX

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE
.

	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
LORD ABBETT	A	LDCAX	I	LSCIX	R5	LSCUX
SHORT DURATION	C	LDCCX	R2	N/A	R6	LDCVX
CORE BOND FUND	F	LDCFX	R3	LDCRX
	F3	LSCOX	R4	LSCSX

LORD ABBETT	A	LALDX	I	LLDYX	R4	LDLKX
SHORT DURATION	C	LDLAX	P	N/A	R5	LDLTX
INCOME FUND	F	LDLFX	R2	LDLQX	R6	LDLVX
	F3	LOLDX	R3	LDLRX

LORD ABBETT	A	LTRAX	I	LTRYX	R4	LTRKX
TOTAL RETURN FUND	C	LTRCX	P	LTRPX	R5	LTRTX
	F	LTRFX	R2	LTRQX	R6	LTRHX
	F3	LTROX	R3	LTRRX

TABLE OF CONTENTS

FUND SUMMARY

MORE INFORMATION ABOUT THE FUNDS

Investment Objectives	155
Principal Investment Strategies	156
Principal Risks	203
Additional Information About Investment and Operational Risks	270
Disclosure of Portfolio Holdings	276
Management and Organization of the Funds	276

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

FINANCIAL INFORMATION

Short Duration Income Fund	359
Total Return Fund	363

APPENDIX

Appendix A: Intermediary-Specific Sales Charge Reductions and Waivers	A- 1
Appendix B: Underlying Funds of the Funds-of-Funds	B- 1

FUND SUMMARY

Multi-Asset Balanced Opportunity Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 292 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.10%	None	None	0.45%
Other Expenses	0.15%	0.15%	0.15%	0.08%	0.15%	0.15%
Acquired Fund Fees and Expenses(4)	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Total Annual Fund Operating Expenses	1.31%	2.06%	1.16%	0.99%	1.06%	1.51%

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.15%	0.15%	0.15%	0.15%	0.08%
Acquired Fund Fees and Expenses(4)	0.81%	0.81%	0.81%	0.81%	0.81%
Total Annual Fund Operating Expenses	1.66%	1.56%	1.31%	1.06%	0.99%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

Acquired Fund Fees and Expenses include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including business development companies. Because acquired fund fees and expenses are not borne directly by the Fund, they are not reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights. Acquired Fund Fees and Expenses may include an incentive allocation or other fee based on income, capital gains and/or appreciation (a “performance fee”) payable to the underlying fund’s adviser or its affiliates, including affiliates of Lord Abbett. Acquired Fund Fees and Expenses are based on historic fees and expenses; and future Acquired Fund Fees and Expenses may be substantially higher or lower because certain fees are based on the performance of the underlying funds, which may fluctuate over time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$355	$631	$927	$1,768	$355	$631	$927	$1,768
Class C Shares	$309	$646	$1,108	$2,197	$209	$646	$1,108	$2,197
Class F Shares	$118	$368	$638	$1,409	$118	$368	$638	$1,409
Class F3 Shares	$101	$315	$547	$1,213	$101	$315	$547	$1,213
Class I Shares	$108	$337	$585	$1,294	$108	$337	$585	$1,294
Class P Shares	$154	$477	$824	$1,802	$154	$477	$824	$1,802
Class R2 Shares	$169	$523	$902	$1,965	$169	$523	$902	$1,965
Class R3 Shares	$159	$493	$850	$1,856	$159	$493	$850	$1,856
Class R4 Shares	$133	$415	$718	$1,579	$133	$415	$718	$1,579
Class R5 Shares	$108	$337	$585	$1,294	$108	$337	$585	$1,294
Class R6 Shares	$101	$315	$547	$1,213	$101	$315	$547	$1,213

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests in affiliated investment companies (the “underlying funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Under normal conditions, through the underlying funds, the Fund indirectly invests in U.S. equity securities across all market capitalization ranges and all investment styles, fixed income securities of various types, and select foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Equity securities in which an underlying fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics.

Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds).

Securities of foreign companies include emerging market companies, American Depositary Receipts (“ADRs”), and other similar depositary receipts, and may be traded on a U.S. or non-U.S. securities exchange and may be denominated in non-U.S. currencies.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund’s portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments, among other considerations. The Fund may sell or reallocate its investments among the underlying funds for a variety of reasons, such as to secure gains, limit losses, redeploy assets, increase cash, or satisfy redemption requests, among others. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

• Underlying Funds Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. To the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

• Affiliated Underlying Funds Risk: The Fund invests principally in underlying funds advised by Lord Abbett, which presents certain conflicts of interest. Generally, Lord Abbett will receive more revenue from investing in the underlying funds than it would if it invested in unaffiliated funds. In addition, Lord Abbett is subject to conflicts of interest in allocating portfolio assets among the various underlying funds because the fees payable to Lord Abbett by underlying funds differ. Lord Abbett may have an incentive to select underlying funds that will result in the greatest net management fee revenue to Lord Abbett and its affiliates, even if that results in increased expenses for the Fund. In addition, the Fund’s investments in affiliated underlying funds may be beneficial to Lord Abbett in managing the underlying funds, by helping the underlying funds achieve economies of scale or by enhancing cash flows to the underlying funds. If the Fund invests in an underlying fund with higher expenses, the Fund’s performance would be lower than if the Fund had invested in an underlying fund with comparable performance but lower expenses.

• New Underlying Funds Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, until the Fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes, tariffs or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund is overweight in a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. Securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

• Blend Style Risk: Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, prices of growth stocks typically fall. Growth stocks may be more volatile than securities of slower-growing issuers. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news due to their increased credit risk relative to other fixed-income investments. In addition, as interest rates rise, the Fund’s investments typically will lose value. Fiscal, economic, monetary, or other governmental policies or measures have in the past—and may in the future—cause or exacerbate interest rate risks.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support. Past long-term U.S. credit rating downgrades have introduced greater uncertainty about the ability of the United States to repay its obligations. The value of the Fund’s shares may be adversely affected by any future rating agency downgrades.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

(such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks. These companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. Foreign company securities also include American Depositary Receipts (“ADRs”), which may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. In certain emerging market countries, governments participate to a significant degree in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt. There is no legal process for

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Derivatives are also subject to liquidity risk and the risk that the counterparty to a derivative transaction may fail to fulfill its contractual obligations under the derivative contract. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +18.41% Worst Quarter 1st Q 2020 -16.88%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund and a performance average of similar mutual funds, as well as to a broad-based securities market index.1 The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

1The Fund has adopted the S&P 500® Index as its broad-based securities market index.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Average Annual Total Returns
(for the periods ended December 31, 2025)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	10.41%	5.67%	7.83%	-
After Taxes on Distributions	9.51%	3.96%	6.10%	-
After Taxes on Distributions and Sale of Fund Shares	6.29%	3.82%	5.63%	-
Class C Shares(1)	11.00%	5.35%	7.27%	-
Class F Shares	13.10%	6.30%	8.24%	-
Class F3 Shares	13.29%	6.51%	-	7.91%	4/4/2017
Class I Shares	13.21%	6.41%	8.34%	-
Class P Shares	12.71%	5.93%	7.86%	-
Class R2 Shares	12.51%	5.78%	7.70%	-
Class R3 Shares	12.68%	5.90%	7.82%	-
Class R4 Shares	12.93%	6.15%	8.08%	-
Class R5 Shares	13.26%	6.43%	8.36%	-
Class R6 Shares	13.31%	6.50%	8.42%	-
Index
Russell 1000® Index	17.37%	13.59%	14.59%	14.59%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)
S&P 500® Index	17.88%	14.42%	14.82%	14.86%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)
Morningstar Average
Morningstar Moderate Allocation Category Average	12.93%	6.97%	7.95%	7.78%	4/4/2017
(reflects no deduction for sales charges or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Portfolio Managers

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Giulio Martini, Partner and Director of Strategic Asset Allocation	2015
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2016
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2022
Jahiz Barlas, Portfolio Manager	2023

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

FUND SUMMARY

Multi-Asset Income Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 292 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.10%	None	None	0.45%
Other Expenses	0.15%	0.15%	0.15%	0.09%	0.15%	0.15%
Acquired Fund Fees and Expenses(4)	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
Total Annual Fund Operating Expenses	1.28%	2.03%	1.13%	0.97%	1.03%	1.48%

PROSPECTUS – MULTI-ASSET INCOME FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.15%	0.15%	0.15%	0.15%	0.09%
Acquired Fund Fees and Expenses(4)	0.78%	0.78%	0.78%	0.78%	0.78%
Total Annual Fund Operating Expenses	1.63%	1.53%	1.28%	1.03%	0.97%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

Acquired Fund Fees and Expenses include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including business development companies. Because acquired fund fees and expenses are not borne directly by the Fund, they are not reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights. Acquired Fund Fees and Expenses may include an incentive allocation or other fee based on income, capital gains and/or appreciation (a “performance fee”) payable to the underlying fund’s adviser or its affiliates, including affiliates of Lord Abbett. Acquired Fund Fees and Expenses are based on historic fees and expenses; and future Acquired Fund Fees and Expenses may be substantially higher or lower because certain fees are based on the performance of the underlying funds, which may fluctuate over time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – MULTI-ASSET INCOME FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$352	$622	$911	$1,735	$352	$622	$911	$1,735
Class C Shares	$306	$637	$1,093	$2,166	$206	$637	$1,093	$2,166
Class F Shares	$115	$359	$622	$1,375	$115	$359	$622	$1,375
Class F3 Shares	$99	$309	$536	$1,190	$99	$309	$536	$1,190
Class I Shares	$105	$328	$569	$1,259	$105	$328	$569	$1,259
Class P Shares	$151	$468	$808	$1,768	$151	$468	$808	$1,768
Class R2 Shares	$166	$514	$887	$1,933	$166	$514	$887	$1,933
Class R3 Shares	$156	$483	$834	$1,824	$156	$483	$834	$1,824
Class R4 Shares	$130	$406	$702	$1,545	$130	$406	$702	$1,545
Class R5 Shares	$105	$328	$569	$1,259	$105	$328	$569	$1,259
Class R6 Shares	$99	$309	$536	$1,190	$99	$309	$536	$1,190

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests in affiliated investment companies (the “underlying funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Under normal conditions, through the underlying funds, the Fund indirectly invests in fixed income securities of various types, select U.S. equity securities across all market capitalization ranges and all investment styles, and foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds).

Equity securities in which an underlying fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability

PROSPECTUS – MULTI-ASSET INCOME FUND

companies and vehicles with similar legal structures, and other instruments with similar characteristics.

Securities of foreign companies include emerging market companies, American Depositary Receipts (“ADRs”), and other similar depositary receipts, and may be traded on a U.S. or non-U.S. securities exchange and may be denominated in non-U.S. currencies.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund’s portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments, among other considerations. The Fund may sell or reallocate its investments among the underlying funds for a variety of reasons, such as to secure gains, limit losses, redeploy assets, increase cash, or satisfy redemption requests, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

• Underlying Funds Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. To the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund

PROSPECTUS – MULTI-ASSET INCOME FUND

and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

• Affiliated Underlying Funds Risk: The Fund invests principally in underlying funds advised by Lord Abbett, which presents certain conflicts of interest. Generally, Lord Abbett will receive more revenue from investing in the underlying funds than it would if it invested in unaffiliated funds. In addition, Lord Abbett is subject to conflicts of interest in allocating portfolio assets among the various underlying funds because the fees payable to Lord Abbett by underlying funds differ. Lord Abbett may have an incentive to select underlying funds that will result in the greatest net management fee revenue to Lord Abbett and its affiliates, even if that results in increased expenses for the Fund. In addition, the Fund’s investments in affiliated underlying funds may be beneficial to Lord Abbett in managing the underlying funds, by helping the underlying funds achieve economies of scale or by enhancing cash flows to the underlying funds. If the Fund invests in an underlying fund with higher expenses, the Fund’s performance would be lower than if the Fund had invested in an underlying fund with comparable performance but lower expenses.

• New Underlying Funds Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, until the Fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes, tariffs or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news due to their increased credit risk

PROSPECTUS – MULTI-ASSET INCOME FUND

relative to other fixed-income investments. In addition, as interest rates rise, the Fund’s investments typically will lose value. Fiscal, economic, monetary, or other governmental policies or measures have in the past—and may in the future—cause or exacerbate interest rate risks.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support. Past long-term U.S. credit rating downgrades have introduced greater uncertainty about the ability of the United States to repay its obligations. The value of the Fund’s shares may be adversely affected by any future rating agency downgrades.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and

PROSPECTUS – MULTI-ASSET INCOME FUND

conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

PROSPECTUS – MULTI-ASSET INCOME FUND

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund is overweight in a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. Securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies,

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which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

• Blend Style Risk: Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, prices of growth stocks typically fall. Growth stocks may be more volatile than securities of slower-growing issuers. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks. These companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. Foreign company securities also include American Depositary Receipts (“ADRs”), which may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. In certain emerging market countries, governments participate to a significant degree in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to

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pay interest or repay principal on its debt. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Derivatives are also subject to liquidity risk and the risk that the counterparty to a derivative transaction may fail to fulfill its contractual obligations under the derivative contract. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No

PROSPECTUS – MULTI-ASSET INCOME FUND

performance is shown for Class P shares because the Fund has no Class P shares outstanding.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +13.27% Worst Quarter 1st Q 2020 -13.49%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund and a performance average of similar mutual funds. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – MULTI-ASSET INCOME FUND

Average Annual Total Returns
(for the periods ended December 31, 2025)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	8.85%	3.76%	5.88%	-
After Taxes on Distributions	7.53%	2.42%	4.50%	-
After Taxes on Distributions and Sale of Fund Shares	5.33%	2.33%	4.04%	-
Class C Shares(1)	9.56%	3.45%	5.34%	-
Class F Shares	11.60%	4.40%	6.29%	-
Class F3 Shares	11.74%	4.56%	-	5.95%	4/4/2017
Class I Shares	11.73%	4.50%	6.39%	-
Class R2 Shares	11.05%	3.88%	5.76%	-
Class R3 Shares	11.15%	3.98%	5.86%	-
Class R4 Shares	11.43%	4.24%	6.13%	-
Class R5 Shares	11.66%	4.51%	6.40%	-
Class R6 Shares	11.75%	4.55%	6.45%	-
Index
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%	1.87%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)
Morningstar Average
Morningstar Moderately Conservative Allocation Category Average	11.31%	4.61%	5.86%	5.51%	4/4/2017
(reflects no deduction for sales charges or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – MULTI-ASSET INCOME FUND

Portfolio Managers

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Giulio Martini, Partner and Director of Strategic Asset Allocation	2015
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2016
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2022
Jahiz Barlas, Portfolio Manager	2023

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

PROSPECTUS – MULTI-ASSET INCOME FUND

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MULTI-ASSET INCOME FUND

FUND SUMMARY

Convertible Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 292 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.20%	0.81%(4)	0.10%	None	None	0.45%
Other Expenses	0.20%	0.20%	0.20%	0.12%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.10%	1.71%	1.00%	0.82%	0.90%	1.35%

PROSPECTUS – CONVERTIBLE FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.20%	0.20%	0.20%	0.20%	0.12%
Total Annual Fund Operating Expenses	1.50%	1.40%	1.15%	0.90%	0.82%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$335	$567	$818	$1,535	$335	$567	$818	$1,535
Class C Shares	$274	$539	$928	$1,858	$174	$539	$928	$1,858
Class F Shares	$102	$318	$552	$1,225	$102	$318	$552	$1,225
Class F3 Shares	$84	$262	$455	$1,014	$84	$262	$455	$1,014
Class I Shares	$92	$287	$498	$1,108	$92	$287	$498	$1,108
Class P Shares	$137	$428	$739	$1,624	$137	$428	$739	$1,624
Class R2 Shares	$153	$474	$818	$1,791	$153	$474	$818	$1,791
Class R3 Shares	$143	$443	$766	$1,680	$143	$443	$766	$1,680
Class R4 Shares	$117	$365	$633	$1,398	$117	$365	$633	$1,398
Class R5 Shares	$92	$287	$498	$1,108	$92	$287	$498	$1,108
Class R6 Shares	$84	$262	$455	$1,014	$84	$262	$455	$1,014

PROSPECTUS – CONVERTIBLE FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 151% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of convertible securities issued by U.S. and foreign companies. Convertible securities may include corporate bonds, debentures, notes, preferred stocks, and any other securities that can be exchanged for equity securities or provide an opportunity for equity participation. For purposes of this 80% policy, the Fund also may gain exposure to convertible securities through derivatives or other ‘synthetic’ means.

The Fund may invest in both investment grade convertible securities and lower-rated (commonly referred to as “high-yield” or “junk”) convertible securities or, if unrated, determined by Lord Abbett to be of comparable quality. The Fund may invest in companies of all sizes and may from time to time invest a significant amount of its assets in securities of small and mid-sized companies and below investment grade securities.

The Fund may invest up to 20% of its net assets in non-convertible debt or equity securities. In addition, the Fund may invest up to 20% of its net assets in foreign securities. The Fund defines foreign securities as securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. Specifically, the Fund expects to employ a variety of options strategies for the Fund, including purchasing and selling put and call options, as well as utilizing “spreads” and other option combinations. In “spread” transactions, the Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different expiration dates. The Fund may also take advantage of the pricing inefficiencies of an embedded option through the purchase of a convertible bond. Such convertible arbitrage strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short

PROSPECTUS – CONVERTIBLE FUND

the underlying common stock. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team uses fundamental, bottom-up analysis to identify convertible securities that it believes are undervalued and that potentially may increase total return and reduce downside risk. The portfolio management team will work toward reducing risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes, tariffs or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer

PROSPECTUS – CONVERTIBLE FUND

developments or general economic news due to their increased credit risk relative to other fixed-income investments. In addition, as interest rates rise, the Fund’s investments typically will lose value. Fiscal, economic, monetary, or other governmental policies or measures have in the past—and may in the future—cause or exacerbate interest rate risks.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Call Risk: A substantial portion of bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. Issuers may call outstanding bonds when there is a decline in interest rates, when credit spreads

PROSPECTUS – CONVERTIBLE FUND

change, or when the issuer’s credit quality improves. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support. Past long-term U.S. credit rating downgrades have introduced greater uncertainty about the ability of the United States to repay its obligations. The value of the Fund’s shares may be adversely affected by any future rating agency downgrades.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid

PROSPECTUS – CONVERTIBLE FUND

securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund is overweight in a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. Securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks. These companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. Foreign company securities also include American Depositary Receipts (“ADRs”), which may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging

PROSPECTUS – CONVERTIBLE FUND

market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. In certain emerging market countries, governments participate to a significant degree in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Derivatives are also subject to liquidity risk and the risk that the counterparty to a derivative transaction may fail to fulfill its contractual obligations under the derivative contract. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – CONVERTIBLE FUND

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +27.13% Worst Quarter 2nd Q 2022 -16.15%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund as well as to a broad-based securities market index.1 The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

1The Fund has adopted the Bloomberg U.S. Aggregate Bond Index as its broad-based securities market index.

PROSPECTUS – CONVERTIBLE FUND

Average Annual Total Returns
(for the periods ended December 31, 2025)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	19.32%	2.35%	11.25%	-
After Taxes on Distributions	18.55%	0.69%	9.03%	-
After Taxes on Distributions and Sale of Fund Shares	11.51%	1.21%	8.31%	-
Class C Shares(1)	20.22%	2.17%	10.80%	-
Class F Shares	22.11%	2.93%	11.62%	-
Class F3 Shares	22.43%	3.12%	-	11.29%	4/4/2017
Class I Shares	22.28%	3.02%	11.73%	-
Class P Shares	21.69%	2.57%	11.24%	-
Class R2 Shares	21.51%	2.42%	11.06%	-
Class R3 Shares	21.61%	2.51%	11.18%	-
Class R4 Shares	21.97%	2.78%	11.46%	-
Class R5 Shares	22.28%	3.03%	11.73%	-
Class R6 Shares	22.35%	3.11%	11.79%	-
Index
ICE BofA U.S. Convertibles Index	18.18%	5.17%	11.29%	11.10%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%	1.87%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”).

PROSPECTUS – CONVERTIBLE FUND

Portfolio Managers

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Alan R. Kurtz, Senior Managing Director and Portfolio Manager	2003
Jeremy I. Lehmann, Portfolio Manager	2020
Vanessa Deng, Portfolio Manager	2026

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

PROSPECTUS – CONVERTIBLE FUND

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CONVERTIBLE FUND

FUND SUMMARY

Core Fixed Income Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 292 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%
Distribution and Service (12b-1) Fees	0.20%	0.87%(4)	0.10%	None	None	0.45%
Other Expenses	0.14%	0.14%	0.14%	0.08%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.55%	1.22%	0.45%	0.29%	0.35%	0.80%
Fee Waiver and/or Expense Reimbursement	None	None	None	None	(0.04)%(5)	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%	1.22%	0.45%	0.29%	0.31%	0.80%

PROSPECTUS – CORE FIXED INCOME FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.21%	0.21%	0.21%	0.21%	0.21%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.14%	0.14%	0.14%	0.14%	0.08%
Total Annual Fund Operating Expenses	0.95%	0.85%	0.60%	0.35%	0.29%
Fee Waiver and/or Expense Reimbursement	None	None	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	0.85%	0.60%	0.35%	0.29%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)

For the period from April 1, 2026 through March 31, 2027, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive the Fund’s Class I shareholder servicing expenses at the annual rate of 0.04% of the Fund’s average daily net assets. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – CORE FIXED INCOME FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$280	$397	$525	$899	$280	$397	$525	$899
Class C Shares	$224	$387	$670	$1,291	$124	$387	$670	$1,291
Class F Shares	$46	$144	$252	$567	$46	$144	$252	$567
Class F3 Shares	$30	$93	$163	$368	$30	$93	$163	$368
Class I Shares	$32	$108	$192	$439	$32	$108	$192	$439
Class P Shares	$82	$255	$444	$990	$82	$255	$444	$990
Class R2 Shares	$97	$303	$525	$1,166	$97	$303	$525	$1,166
Class R3 Shares	$87	$271	$471	$1,049	$87	$271	$471	$1,049
Class R4 Shares	$61	$192	$335	$750	$61	$192	$335	$750
Class R5 Shares	$36	$113	$197	$443	$36	$113	$197	$443
Class R6 Shares	$30	$93	$163	$368	$30	$93	$163	$368
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 453% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. Such investments include:

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

• investment grade debt securities of U.S. issuers;

• investment grade debt securities of non-U.S. issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related, and other asset-backed securities;

• inflation-linked investments;

• loans, including bridge loans, novations, assignments, and participations;

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”); and

• derivative instruments, including options, futures contracts, forward contracts, and swap agreements.

PROSPECTUS – CORE FIXED INCOME FUND

The Fund may invest up to 10% of its net assets in floating or adjustable rate loans. The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 5.88 years as of February 28, 2026). The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the

PROSPECTUS – CORE FIXED INCOME FUND

investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes, tariffs or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news due to their increased credit risk relative to other fixed-income investments. In addition, as interest rates rise, the Fund’s investments typically will lose value. Fiscal, economic, monetary, or other governmental policies or measures have in the past—and may in the future—cause or exacerbate interest rate risks.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally

PROSPECTUS – CORE FIXED INCOME FUND

have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support. Past long-term U.S. credit rating downgrades have introduced greater uncertainty about the ability of the United States to repay its obligations. The value of the Fund’s shares may be adversely affected by any future rating agency downgrades.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

PROSPECTUS – CORE FIXED INCOME FUND

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks. These companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. Foreign company securities also include American Depositary Receipts (“ADRs”), which may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. In certain emerging market countries, governments participate to a significant degree in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and

PROSPECTUS – CORE FIXED INCOME FUND

include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Derivatives are also subject to liquidity risk and the risk that the counterparty to a derivative transaction may fail to fulfill its contractual obligations under the derivative contract. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has no Class P shares outstanding.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – CORE FIXED INCOME FUND

Bar Chart (per calendar year) - Class A Shares Best Quarter 4th Q 2023 +6.53% Worst Quarter 1st Q 2022 -5.84%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – CORE FIXED INCOME FUND

Average Annual Total Returns
(for the periods ended December 31, 2025)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	4.68%	-0.71%	1.72%	-
After Taxes on Distributions	2.79%	-2.13%	0.36%	-
After Taxes on Distributions and Sale of Fund Shares	2.74%	-1.14%	0.73%	-
Class C Shares(1)	5.50%	-0.88%	1.32%	-
Class F Shares	7.31%	-0.16%	2.05%	-
Class F3 Shares	7.37%	0.01%	-	2.08%	4/4/2017
Class I Shares	7.34%	-0.02%	2.18%	-
Class R2 Shares	6.66%	-0.65%	1.55%	-
Class R3 Shares	6.76%	-0.55%	1.65%	-
Class R4 Shares	7.15%	-0.30%	1.90%	-
Class R5 Shares	7.30%	-0.05%	2.16%	-
Class R6 Shares	7.38%	-0.01%	2.23%	-
Index
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%	1.87%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – CORE FIXED INCOME FUND

Portfolio Managers

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	1998
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Leah G. Traub, Partner and Portfolio Manager	2021
Adam C. Castle, Partner and Head of Securitized Credit	2021
Harris A. Trifon, Partner and Portfolio Manager	2021
Karen J. Gunnerson, Senior Managing Director and Portfolio Manager	2024
Yoana N. Koleva, Partner and Portfolio Manager	2025

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value

PROSPECTUS – CORE FIXED INCOME FUND

(“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CORE FIXED INCOME FUND

FUND SUMMARY

Core Plus Bond Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 292 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution and Service (12b-1) Fees	0.20%	0.89%(4)	0.10%	None	None
Other Expenses	0.17%	0.17%	0.17%	0.08%	0.17%
Total Annual Fund Operating Expenses	0.65%	1.34%	0.55%	0.36%	0.45%

PROSPECTUS – CORE PLUS BOND FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.17%	0.17%	0.17%	0.17%	0.08%
Total Annual Fund Operating Expenses	1.05%	0.95%	0.70%	0.45%	0.36%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$290	$428	$579	$1,017	$290	$428	$579	$1,017
Class C Shares	$236	$425	$734	$1,423	$136	$425	$734	$1,423
Class F Shares	$56	$176	$307	$689	$56	$176	$307	$689
Class F3 Shares	$37	$116	$202	$456	$37	$116	$202	$456
Class I Shares	$46	$144	$252	$567	$46	$144	$252	$567
Class R2 Shares	$107	$334	$579	$1,283	$107	$334	$579	$1,283
Class R3 Shares	$97	$303	$525	$1,166	$97	$303	$525	$1,166
Class R4 Shares	$72	$224	$390	$871	$72	$224	$390	$871
Class R5 Shares	$46	$144	$252	$567	$46	$144	$252	$567
Class R6 Shares	$37	$116	$202	$456	$37	$116	$202	$456

PROSPECTUS – CORE PLUS BOND FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 448% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a variety of fixed income securities. The Fund invests in investment grade debt securities, but also may invest up to 35% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks. The Fund may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 25% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies. The Fund’s investments in the securities of foreign issuers may include investments in and/or tied economically to emerging markets.

The Fund generally may invest in the following types of debt securities:

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

• corporate debt securities;

• mortgage-backed, mortgage-related, and other asset-backed securities, including collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, and stripped mortgage-backed securities (“SMBS”);

• inflation-linked investments;

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”); and

• loans, including bridge loans, novations, assignments, and participations. The Fund may invest up to 10% of its net assets in floating or adjustable rate loans.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as

PROSPECTUS – CORE PLUS BOND FUND

measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 5.88 years as of February 28, 2026). The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund

PROSPECTUS – CORE PLUS BOND FUND

may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes, tariffs or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news due to their increased credit risk relative to other fixed-income investments. In addition, as interest rates rise, the Fund’s investments typically will lose value. Fiscal, economic, monetary, or other governmental policies or measures have in the past—and may in the future—cause or exacerbate interest rate risks.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by

PROSPECTUS – CORE PLUS BOND FUND

that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support. Past long-term U.S. credit rating downgrades have introduced greater uncertainty about the ability of the United States to repay its obligations. The value of the Fund’s shares may be adversely affected by any future rating agency downgrades.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be

PROSPECTUS – CORE PLUS BOND FUND

volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. The economic impacts of COVID-19 have created a unique challenge for real estate markets, with the transition to remote-working environments potentially negatively impacting the occupancy rates of commercial real estate. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks. These companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. Foreign company securities also include American Depositary Receipts (“ADRs”), which may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. In certain emerging market countries, governments participate to a significant degree in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

PROSPECTUS – CORE PLUS BOND FUND

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. Securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Derivatives are also subject to liquidity risk and the risk that the counterparty to a derivative transaction may fail to fulfill its contractual

PROSPECTUS – CORE PLUS BOND FUND

obligations under the derivative contract. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R2 shares because the Fund has no Class R2 shares outstanding.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 4th Q 2023 +6.91% Worst Quarter 2nd Q 2022 -6.21%

PROSPECTUS – CORE PLUS BOND FUND

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns
(for the periods ended December 31, 2025)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	5.00%	0.10%	2.63%	-
After Taxes on Distributions	2.87%	-1.65%	0.91%	-
After Taxes on Distributions and Sale of Fund Shares	2.92%	-0.69%	1.26%	-
Class C Shares(1)	5.66%	-0.10%	2.18%	-
Class F Shares	7.50%	0.65%	2.95%	-
Class F3 Shares	7.72%	0.84%	-	2.72%	4/4/2017
Class I Shares	7.61%	0.74%	3.06%	-
Class R3 Shares	7.07%	0.26%	2.56%	-
Class R4 Shares	7.34%	0.51%	2.81%	-
Class R5 Shares	7.61%	0.76%	3.07%	-
Class R6 Shares	7.72%	0.84%	3.15%	-
Index
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%	1.87%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – CORE PLUS BOND FUND

Portfolio Managers

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2015
Andrew H. O’Brien, Partner and Portfolio Manager	2015
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2015
Leah G. Traub, Partner and Portfolio Manager	2021
Adam C. Castle, Partner and Head of Securitized Credit	2021
Harris A. Trifon, Partner and Portfolio Manager	2021
Karen J. Gunnerson, Senior Managing Director and Portfolio Manager	2024
Yoana N. Koleva, Partner and Portfolio Manager	2025

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class R2 shares of the Fund are not currently offered. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

PROSPECTUS – CORE PLUS BOND FUND

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CORE PLUS BOND FUND

FUND SUMMARY

Floating Rate Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 292 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and Service (12b-1) Fees	0.20%	0.82%(4)	0.10%	None	None
Other Expenses	0.15%	0.15%	0.15%	0.08%	0.15%
Total Annual Fund Operating Expenses	0.81%	1.43%	0.71%	0.54%	0.61%

PROSPECTUS – FLOATING RATE FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.15%	0.15%	0.15%	0.15%	0.08%
Total Annual Fund Operating Expenses	1.21%	1.11%	0.86%	0.61%	0.54%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$306	$478	$665	$1,204	$306	$478	$665	$1,204
Class C Shares	$246	$452	$782	$1,544	$146	$452	$782	$1,544
Class F Shares	$73	$227	$395	$883	$73	$227	$395	$883
Class F3 Shares	$55	$173	$302	$677	$55	$173	$302	$677
Class I Shares	$62	$195	$340	$762	$62	$195	$340	$762
Class R2 Shares	$123	$384	$665	$1,466	$123	$384	$665	$1,466
Class R3 Shares	$113	$353	$612	$1,352	$113	$353	$612	$1,352
Class R4 Shares	$88	$274	$477	$1,061	$88	$274	$477	$1,061
Class R5 Shares	$62	$195	$340	$762	$62	$195	$340	$762
Class R6 Shares	$55	$173	$302	$677	$55	$173	$302	$677

PROSPECTUS – FLOATING RATE FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate instruments and derivatives and other instruments that effectively enable the Fund to achieve a floating rate of income. The floating or adjustable rate instruments in which the Fund may invest include, but are not limited to:

• senior secured or unsecured floating rate loans or debt;

• second lien or other subordinated secured or unsecured floating rate loans or debt; and

• floating-rate structured (or securitized) products, including collateralized loan obligations.

The other instruments that effectively enable the Fund to achieve a floating rate of income may include, but are not limited to:

• fixed-rate loans or debt with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating or adjustable rate interest payments;

• exchange-traded funds or notes that provide exposure to floating or adjustable rate loans or obligations; and

• money market investment companies.

The Fund may invest in senior and subordinated loans or debt securities of any maturity or credit quality, including, without limitation, those rated below investment grade by a rating agency or, if unrated, determined by Lord, Abbett & Co. LLC (“Lord Abbett”) to be of comparable quality. Below investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are speculative in nature.

The Fund may invest up to 20% of its net assets in other types of debt securities and short-term instruments, including corporate debt securities and repurchase agreements. For the purposes of this limitation, where the Fund has entered into a derivatives instrument or other transaction intended to effectively convert fixed-rate interest payments on a debt security into floating or adjustable rate interest

PROSPECTUS – FLOATING RATE FUND

payments, the value of the Fund’s investment in the fixed-rate debt security underlying the derivative instrument will not be counted towards this 20% limitation.

The Fund may invest in non-U.S. dollar-denominated loans or securities. The Fund may invest up to 25% of its total assets in loans and securities issued by issuers organized in a country outside of the U.S. or economically tied to a country outside of the U.S., including in emerging markets. The Fund will deem an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in derivative instruments. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns; to attempt to hedge elements of its investment risk, on both a security- or portfolio-level basis; to manage portfolio duration; as a substitute for holding the underlying asset on which the derivative instrument is based; to effectively convert the fixed-rate interest payments of a debt security held by the Fund into floating or adjustable rate interest payments; or for cash management purposes.

The portfolio management team conducts fundamental research by analyzing industry and issuer specific data and performing quantitative and qualitative credit research. The portfolio management team’s portfolio construction process is based on positioning across the credit quality spectrum, seeking to maximize favorable industries, and selecting loans with attractive structural features. The portfolio management team seeks to reduce risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

PROSPECTUS – FLOATING RATE FUND

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes, tariffs or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings

PROSPECTUS – FLOATING RATE FUND

in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Derivatives are also subject to liquidity risk and the risk that the counterparty to a derivative transaction may fail to fulfill its contractual obligations under the derivative contract. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer

PROSPECTUS – FLOATING RATE FUND

developments or general economic news due to their increased credit risk relative to other fixed-income investments. In addition, as interest rates rise, the Fund’s investments typically will lose value. Fiscal, economic, monetary, or other governmental policies or measures have in the past—and may in the future—cause or exacerbate interest rate risks.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks. These companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. Foreign company securities also include American Depositary Receipts (“ADRs”), which may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. In certain emerging market countries, governments participate to a significant degree in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• ETF Risk: Investments in ETFs are subject to a variety of risks, including the risks associated with a direct investment in the underlying securities that the ETF holds. For example, there can be no assurance that active trading markets for an ETF’s shares will develop or be maintained, and ETF shares may trade at a significant premium or discount to the ETF’s NAV. In addition, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. ETFs typically incur fees that are separate from those fees incurred

PROSPECTUS – FLOATING RATE FUND

directly by the Fund. As a result, the Fund and its shareholders, in effect, will absorb two levels of fees with respect to investments in ETFs.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support. Past long-term U.S. credit rating downgrades have introduced greater uncertainty about the ability of the United States to repay its obligations. The value of the Fund’s shares may be adversely affected by any future rating agency downgrades.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – FLOATING RATE FUND

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +7.54% Worst Quarter 1st Q 2020 -15.76%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund as well as to a broad-based securities market index.1 The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

1The Fund has adopted the Bloomberg U.S. Aggregate Bond Index as its broad-based securities market index.

PROSPECTUS – FLOATING RATE FUND

Average Annual Total Returns
(for the periods ended December 31, 2025)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	3.63%	5.57%	4.65%	-
After Taxes on Distributions	0.73%	2.89%	2.31%	-
After Taxes on Distributions and Sale of Fund Shares	2.10%	3.07%	2.50%	-
Class C Shares(1)	4.40%	5.42%	4.23%	-
Class F Shares	6.15%	6.17%	5.00%	-
Class F3 Shares	6.22%	6.33%	-	4.64%	4/4/2017
Class I Shares	6.26%	6.28%	5.09%	-
Class R2 Shares	5.63%	5.62%	4.47%	-
Class R3 Shares	5.73%	5.76%	4.58%	-
Class R4 Shares	5.86%	5.99%	4.83%	-
Class R5 Shares	6.26%	6.28%	5.11%	-
Class R6 Shares	6.35%	6.33%	5.16%	-
Index
Morningstar LSTA US Leveraged Loan Index	5.90%	6.42%	5.83%	5.37%	4/4/2017
(reflects no deduction for sales charges or taxes)
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%	1.87%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – FLOATING RATE FUND

Portfolio Managers

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Kearney M. Posner, Partner and Portfolio Manager	2015
Christopher J. Gizzo, Partner and Deputy Director of Leveraged Credit	2023
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2013
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2014
Alexander L. Green, Portfolio Manager	2026

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross

PROSPECTUS – FLOATING RATE FUND

Street 154-0520, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – FLOATING RATE FUND

FUND SUMMARY

High Yield Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 292 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.20%	0.83%(4)	0.10%	None	None	0.45%
Other Expenses	0.19%	0.19%	0.19%	0.09%	0.19%	0.19%
Total Annual Fund Operating Expenses	0.93%	1.56%	0.83%	0.63%	0.73%	1.18%

PROSPECTUS – HIGH YIELD FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.54%	0.54%	0.54%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.19%	0.19%	0.19%	0.19%	0.09%
Total Annual Fund Operating Expenses	1.33%	1.23%	0.98%	0.73%	0.63%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$318	$515	$728	$1,342	$318	$515	$728	$1,342
Class C Shares	$259	$493	$850	$1,687	$159	$493	$850	$1,687
Class F Shares	$85	$265	$460	$1,025	$85	$265	$460	$1,025
Class F3 Shares	$64	$202	$351	$786	$64	$202	$351	$786
Class I Shares	$75	$233	$406	$906	$75	$233	$406	$906
Class P Shares	$120	$375	$649	$1,432	$120	$375	$649	$1,432
Class R2 Shares	$135	$421	$729	$1,601	$135	$421	$729	$1,601
Class R3 Shares	$125	$390	$676	$1,489	$125	$390	$676	$1,489
Class R4 Shares	$100	$312	$542	$1,201	$100	$312	$542	$1,201
Class R5 Shares	$75	$233	$406	$906	$75	$233	$406	$906
Class R6 Shares	$64	$202	$351	$786	$64	$202	$351	$786

PROSPECTUS – HIGH YIELD FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities (commonly referred to as “high-yield” or “junk” bonds), including corporate debt securities and securities that are convertible into common stock or have warrants to purchase common stock. The Fund may invest in debt securities of any credit quality, including defaulted securities (i.e., bonds on which the issuer has not paid principal or interest on time) and securities of issuers that are or may become involved in reorganizations, financial restructurings, or bankruptcy (commonly referred to as “distressed debt”). The Fund may invest in structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”). The Fund may invest up to 20% of its net assets in foreign securities (including emerging market securities and American Depositary Receipts (“ADRs”)). The Fund defines foreign securities as securities of non-U.S. issuers that are denominated in non-U.S. currencies. In addition, the Fund may invest up to 20% of its net assets in municipal securities. The Fund also may invest up to 15% of its net assets in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations.

The Fund also may invest up to 20% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, rights to purchase equity securities of an issuer, and equity interests in trusts and partnerships, including real estate investment trusts (“REITs”). The Fund may acquire equity securities as a result of restructurings of debt securities held in its portfolio. In addition, the Fund may purchase equity securities to pursue capital appreciation or to diversify its portfolio.

The Fund may invest in mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance

PROSPECTUS – HIGH YIELD FUND

returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund believes high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. In addition to seeking current income, the Fund seeks to invest across the ratings spectrum, particularly in lower-rated debt securities. The Fund seeks to purchase lower-rated securities the Fund believes will experience declining credit risk, allowing the securities potentially to generate higher returns.

The portfolio management team selects securities using a bottom-up analysis of an issuer’s management quality, credit risk, and relative market position, and industry dynamics, as well as an evaluation of conditions within the broader economy. The portfolio management team attempts to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes, tariffs or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

PROSPECTUS – HIGH YIELD FUND

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news due to their increased credit risk relative to other fixed-income investments. In addition, as interest rates rise, the Fund’s investments typically will lose value. Fiscal, economic, monetary, or other governmental policies or measures have in the past—and may in the future—cause or exacerbate interest rate risks.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

PROSPECTUS – HIGH YIELD FUND

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund is overweight in a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric

PROSPECTUS – HIGH YIELD FUND

utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support. Past long-term U.S. credit rating downgrades have introduced greater uncertainty about the ability of the United States to repay its obligations. The value of the Fund’s shares may be adversely affected by any future rating agency downgrades.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks. These companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. Foreign company securities also include ADRs, which may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets. Emerging markets are more likely to experience

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hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. In certain emerging market countries, governments participate to a significant degree in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Defaulted Bonds Risk: Defaulted bonds are subject to greater risk of loss of income and principal than securities of issuers whose debt obligations are being met. Defaulted bonds are considered speculative with respect to the issuer’s ability to make interest payments and pay its obligations in full. The repayment of defaulted bonds therefore is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds may be repaid only after lengthy workout or bankruptcy proceedings, which typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates.

• Distressed Debt Risk: Distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. The Fund is subject to an increased risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed debt issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and

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include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Derivatives are also subject to liquidity risk and the risk that the counterparty to a derivative transaction may fail to fulfill its contractual obligations under the derivative contract. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has no Class P shares outstanding.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

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Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +10.72% Worst Quarter 1st Q 2020 -16.65%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund as well as to a broad-based securities market index.1 The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

1The Fund has adopted the Bloomberg U.S. Aggregate Bond Index as its broad-based securities market index.

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Average Annual Total Returns
(for the periods ended December 31, 2025)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	4.93%	2.85%	5.13%	-
After Taxes on Distributions	1.92%	0.46%	2.67%	-
After Taxes on Distributions and Sale of Fund Shares	2.85%	1.20%	2.89%	-
Class C Shares(1)	5.56%	2.66%	4.71%	-
Class F Shares	7.50%	3.42%	5.47%	-
Class F3 Shares	7.72%	3.64%	-	4.36%	4/4/2017
Class I Shares	7.61%	3.54%	5.58%	-
Class R2 Shares	6.97%	2.93%	4.96%	-
Class R3 Shares	6.91%	3.00%	5.05%	-
Class R4 Shares	7.35%	3.27%	5.33%	-
Class R5 Shares	7.44%	3.51%	5.57%	-
Class R6 Shares	7.55%	3.61%	5.69%	-
Index
ICE BofA U.S. High Yield Constrained Index	8.59%	4.56%	6.47%	5.15%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%	1.87%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”).

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Portfolio Managers

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2010
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2013
Christopher J. Gizzo, Partner and Deputy Director of Leveraged Credit	2013
Tony A. Graves, Portfolio Manager	2026

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross

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Street 154-0520, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

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FUND SUMMARY

Income Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 292 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%
Distribution and Service (12b-1) Fees	0.20%	0.86%(4)	0.10%	None	None	0.45%
Other Expenses	0.14%	0.14%	0.14%	0.07%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.71%	1.37%	0.61%	0.44%	0.51%	0.96%

PROSPECTUS – INCOME FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.37%	0.37%	0.37%	0.37%	0.37%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.14%	0.14%	0.14%	0.14%	0.07%
Total Annual Fund Operating Expenses	1.11%	1.01%	0.76%	0.51%	0.44%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$296	$447	$611	$1,088	$296	$447	$611	$1,088
Class C Shares	$239	$434	$750	$1,466	$139	$434	$750	$1,466
Class F Shares	$62	$195	$340	$762	$62	$195	$340	$762
Class F3 Shares	$45	$141	$246	$555	$45	$141	$246	$555
Class I Shares	$52	$164	$285	$640	$52	$164	$285	$640
Class P Shares	$98	$306	$531	$1,178	$98	$306	$531	$1,178
Class R2 Shares	$113	$353	$612	$1,352	$113	$353	$612	$1,352
Class R3 Shares	$103	$322	$558	$1,236	$103	$322	$558	$1,236
Class R4 Shares	$78	$243	$422	$942	$78	$243	$422	$942
Class R5 Shares	$52	$164	$285	$640	$52	$164	$285	$640
Class R6 Shares	$45	$141	$246	$555	$45	$141	$246	$555

PROSPECTUS – INCOME FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 243% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt (or fixed income) securities of various types. Such investments include:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related, and other asset-backed securities;

• securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

• inflation-linked investments.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

• high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

• debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies, including securities of issuers economically tied to emerging market countries;

• loans, including bridge loans, novations, assignments, and participations;

• convertible securities, including convertible bonds and preferred stocks; and

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”).

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. The Fund will not invest more than

PROSPECTUS – INCOME FUND

25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities and privately issued mortgage-related securities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

PROSPECTUS – INCOME FUND

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes, tariffs or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news due to their increased credit risk relative to other fixed-income investments. In addition, as interest rates rise, the Fund’s investments typically will lose value. Fiscal, economic, monetary, or other governmental policies or measures have in the past—and may in the future—cause or exacerbate interest rate risks.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and

PROSPECTUS – INCOME FUND

typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support. Past long-term U.S. credit rating downgrades have introduced greater uncertainty about the ability of the United States to repay its obligations. The value of the Fund’s shares may be adversely affected by any future rating agency downgrades.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates

PROSPECTUS – INCOME FUND

of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks. These companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. Foreign company securities also include American Depositary Receipts (“ADRs”), which may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. In certain emerging market countries, governments participate to a significant degree in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings

PROSPECTUS – INCOME FUND

in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Derivatives are also subject to liquidity risk and the risk that the counterparty to a derivative transaction may fail to fulfill its contractual obligations under the derivative contract. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has not issued Class P shares.

PROSPECTUS – INCOME FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +11.02% Worst Quarter 1st Q 2020 -9.10%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund as well as to a broad-based securities market index.1 The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

1The Fund has adopted the Bloomberg U.S. Aggregate Bond Index as its broad-based securities market index.

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Average Annual Total Returns
(for the periods ended December 31, 2025)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	5.64%	0.36%	3.46%	-
After Taxes on Distributions	3.30%	-1.57%	1.64%	-
After Taxes on Distributions and Sale of Fund Shares	3.29%	-0.54%	1.87%	-
Class C Shares(1)	6.54%	0.14%	3.05%	-
Class F Shares	8.37%	0.92%	3.79%	-
Class F3 Shares	8.56%	1.10%	-	3.25%	4/4/2017
Class I Shares	8.48%	1.02%	3.89%	-
Class R2 Shares	7.81%	0.38%	3.28%	–
Class R3 Shares	7.93%	0.54%	3.38%	–
Class R4 Shares	8.21%	0.77%	3.64%	-
Class R5 Shares	8.48%	0.96%	3.90%	-
Class R6 Shares	8.56%	1.10%	3.98%	-
Index
Bloomberg U.S. Credit Bond Index	7.83%	-0.05%	3.15%	2.78%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)
Bloomberg Baa Corporate Bond Index	7.93%	0.42%	3.90%	3.35%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%	1.87%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”).

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Portfolio Managers

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	1998
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2013
Yoana N. Koleva, Partner and Portfolio Manager	2020
Ty J. Kern, Managing Director, Portfolio Manager	2025
Gregory H. Benz, Managing Director, Portfolio Manager	2025

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC ("Lord Abbett Distributor") to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value ("NAV"). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross

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Street 154-0520, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

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FUND SUMMARY

Inflation Focused Fund

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 292 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.20%	0.80%(4)	0.10%	None	None
Other Expenses	0.24%	0.24%	0.24%	0.14%	0.24%
Total Annual Fund Operating Expenses	0.74%	1.34%	0.64%	0.44%	0.54%

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Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.24%	0.24%	0.24%	0.24%	0.14%
Total Annual Fund Operating Expenses	1.14%	1.04%	0.79%	0.54%	0.44%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$299	$456	$627	$1,123	$299	$456	$627	$1,123
Class C Shares	$236	$425	$734	$1,448	$136	$425	$734	$1,448
Class F Shares	$65	$205	$357	$798	$65	$205	$357	$798
Class F3 Shares	$45	$141	$246	$555	$45	$141	$246	$555
Class I Shares	$55	$173	$302	$677	$55	$173	$302	$677
Class R2 Shares	$116	$362	$628	$1,386	$116	$362	$628	$1,386
Class R3 Shares	$106	$331	$574	$1,271	$106	$331	$574	$1,271
Class R4 Shares	$81	$252	$439	$978	$81	$252	$439	$978
Class R5 Shares	$55	$173	$302	$677	$55	$173	$302	$677
Class R6 Shares	$45	$141	$246	$555	$45	$141	$246	$555

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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 175% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

For purposes of its investment objective, the Fund uses the Consumer Price Index (“CPI”) for All Urban Consumers (“CPI-U”) to measure the rate of inflation in the U.S. economy. The Fund pursues its investment objective by combining inflation-linked derivatives and inflation-indexed fixed income securities (collectively, “Inflation-Linked Investments”) with a portfolio of fixed income securities. In addition, the Fund may buy or sell Treasury futures or interest rate swaps to actively manage its portfolio duration. The use of the term “Inflation Focused” in the Fund’s name does not refer to a particular type of security in which the Fund invests; rather, it refers to its overall strategy that seeks investment returns that exceed the rate of inflation in the U.S. economy over time. In the Fund’s view, exceeding the rate of inflation in the U.S. economy could mean achieving greater gains than the CPI-U during periods of anticipated or actual inflation or sustaining smaller losses than the CPI-U during periods of anticipated or actual deflation.

The percentage of the Fund’s assets that is invested in Inflation-Linked Investments and the types of Inflation-Linked Investments used by the Fund will vary. The Fund does not seek to forecast inflationary trends, but merely seeks investment exposure through Inflation-Linked Investments. Because the Fund uses Inflation-Linked Investments as a tool to gain investment exposure, the Fund is designed for long-term investors and may not be appropriate for investors who are looking to protect their purchasing power in the near term.

The specific types of Inflation-Linked Investments that the Fund may use include:

• Inflation-Linked Derivatives: The Fund may invest substantially in inflation-linked derivatives, primarily CPI swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a specified notional amount of principal. The Fund normally may enter into CPI swaps on a zero-coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. Conversely, the Fund may enter into CPI swaps on a year-over-year basis, in which one party pays an annual fixed rate on a specified notional amount at specified intervals (i.e., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate at specified intervals.

PROSPECTUS – INFLATION FOCUSED FUND

The Fund may invest substantially in other types of derivatives for non-hedging or hedging purposes. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund is regulated by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.

• Inflation-Indexed Fixed Income Securities: Inflation-indexed fixed income securities are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or variable principal and interest payments. The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI, and other inflation-indexed securities issued by the U.S. Department of the Treasury. In addition to investing in TIPS, the Fund also may invest in sovereign inflation-indexed fixed income securities (sometimes referred to as “linkers”) issued by non-U.S. governments. To the extent that the Fund invests in such non-U.S. inflation-indexed fixed income securities that are denominated in foreign currencies, the Fund will limit such investments in accordance with the limitations described further below.

The Fund invests the remainder of its assets in fixed income securities of various types and will use such securities to cover its obligations under CPI swaps and other derivative transactions. The Fund may invest in fixed income securities with both fixed and variable interest rates. Among such fixed income securities in which the Fund may invest without limitation are investment grade:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related, and other asset-backed securities, including collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls, and stripped mortgage-backed securities (“SMBS”); and

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•  high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

PROSPECTUS – INFLATION FOCUSED FUND

•  debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

•  loans, including bridge loans, novations, assignments, and participations;

•  convertible securities, including convertible bonds and preferred stocks; and

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”).

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund seeks to manage the average duration of the securities it holds in its portfolio and hedge interest rate risk by investing in Treasury futures and interest rate swaps. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The portfolio management team combines top-down and bottom-up analysis in its portfolio construction process. The portfolio management team takes into account several factors in its analysis, including, but not limited to, current and expected economic conditions, rising and falling interest rates, and credit quality. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

PROSPECTUS – INFLATION FOCUSED FUND

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes, tariffs or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news due to their increased credit risk relative to other fixed-income investments. In addition, as interest rates rise, the Fund’s investments typically will lose value. Fiscal, economic, monetary, or other governmental policies or measures have in the past—and may in the future—cause or exacerbate interest rate risks.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Derivatives are also subject to liquidity risk and the risk that the counterparty to a derivative transaction may fail to fulfill its contractual obligations under the derivative contract. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially

PROSPECTUS – INFLATION FOCUSED FUND

during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Counterparty Risk: A significant risk in contracts such as CPI swaps, futures, options and other derivative transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If a counterparty fails to meet its contractual obligations, is subject to an insolvency proceeding, or otherwise experiences a business interruption, the Fund could, for example, be delayed in or prevented from obtaining payments owed to it or from realizing on collateral, miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions. Also, under certain regulatory regimes, the Fund’s ability to exercise remedies could be stayed or eliminated in the event of a counterparty’s (or its affiliate’s) insolvency. In particular, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty experiencing financial difficulties.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

PROSPECTUS – INFLATION FOCUSED FUND

• Leverage Risk: Certain of the Fund’s transactions (including, among others, forward foreign currency contracts and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

• Tax Treatment Limitations and Potential Changes in Tax Treatment Risk: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a regulated investment company under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” Although the Fund believes that its investment strategies with respect to derivatives, including CPI swaps, will generate qualifying income under current U.S. federal income tax law, the Fund’s use of these instruments is accompanied by the risk that the Internal Revenue Service may determine that such gain is non-qualifying income. The Fund’s intention to qualify for favorable tax treatment under the Code may limit the Fund’s ability to invest in certain investments, especially commodity related investments, which may offer the potential to hedge against inflation. In addition, the Fund’s transactions in futures, swaps and other derivatives could also result in the Fund realizing more short-term capital gain and ordinary income (both subject to ordinary income tax rates when distributed to shareholders) than otherwise would be the case if the Fund did not invest in such instruments. To the extent that the Fund invests in this manner, the realization of short-term gain and ordinary income may impact the amount, timing, and character of the Fund’s distributions to shareholders and the Fund’s after-tax returns.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks. These companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. Foreign company securities also include American

PROSPECTUS – INFLATION FOCUSED FUND

Depositary Receipts (“ADRs”), which may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. In certain emerging market countries, governments participate to a significant degree in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support. Past long-term U.S. credit rating downgrades have introduced greater uncertainty about the ability of the United States to repay its obligations. The value of the Fund’s shares may be adversely affected by any future rating agency downgrades.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real

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property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. The economic impacts of COVID-19 have created a unique challenge for real estate markets, with the transition to remote-working environments potentially negatively impacting the occupancy rates of commercial real estate. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +10.55% Worst Quarter 1st Q 2020 -14.80%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund as well as to a broad-based securities market index1 and a non-securitites index that measures changes in the cost of living. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

1The Fund has adopted the Bloomberg U.S. Aggregate Bond Index as its broad-based securities market index.

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Average Annual Total Returns
(for the periods ended December 31, 2025)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	4.57%	3.69%	3.41%	-
After Taxes on Distributions	2.58%	2.11%	1.78%	-
After Taxes on Distributions and Sale of Fund Shares	2.68%	2.14%	1.87%	-
Class C Shares(1)	5.28%	3.49%	2.98%	-
Class F Shares	7.11%	4.28%	3.76%	-
Class F3 Shares	7.34%	4.47%	-	3.82%	4/4/2017
Class I Shares	7.13%	4.36%	3.84%	-
Class R2 Shares	6.60%	3.69%	3.19%	-
Class R3 Shares	6.60%	3.84%	3.34%	-
Class R4 Shares	6.87%	4.10%	3.58%	-
Class R5 Shares	7.23%	4.38%	3.85%	-
Class R6 Shares	7.34%	4.44%	3.95%	-
Index
Bloomberg U.S. 1-5 Year TIPS Index	6.55%	3.32%	3.16%	3.16%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)
Consumer Price Index for All Urban Consumers (“CPI-U”)	2.67%	4.47%	3.20%	3.30%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)
ICE BofA 1–3 Year U.S. Corporate Index	5.93%	2.53%	2.81%	2.86%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%	1.87%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”).

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Portfolio Managers

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Leah G. Traub, Partner and Portfolio Manager	2021
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2011
Andrew H. O’Brien, Partner and Portfolio Manager	2011
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2013

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class R2 shares of the Fund are not currently offered. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC ("Lord Abbett Distributor") to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

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OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

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FUND SUMMARY

Short Duration Core Bond Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income consistent with preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 292 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.20%	0.88%(4)	0.10%	None	None
Other Expenses	0.21%	0.21%	0.21%	0.12%	0.21%
Total Annual Fund Operating Expenses	0.71%	1.39%	0.61%	0.42%	0.51%
Fee Waiver and/or Expense Reimbursement(5)	(0.11)%	(0.11)%	(0.11)%	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	0.60%	1.28%	0.50%	0.31%	0.40%

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Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.21%	0.21%	0.21%	0.21%	0.12%
Total Annual Fund Operating Expenses	1.11%	1.01%	0.76%	0.51%(6)	0.42%
Fee Waiver and/or Expense Reimbursement(5)	(0.11)%	(0.11)%	(0.11)%	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.00%	0.90%	0.65%	0.40%	0.31%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)

For the period from April 1, 2026 through March 31, 2027, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any applicable 12b-1 fees, acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.31% for each of Class F3 and R6 shares and to an annual rate of 0.40% for each other class. This agreement may be terminated only by the Fund’s Board of Trustees.

(6)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$285	$436	$601	$1,078	$285	$436	$601	$1,078
Class C Shares	$230	$429	$750	$1,473	$130	$429	$750	$1,473
Class F Shares	$51	$184	$329	$752	$51	$184	$329	$752
Class F3 Shares	$32	$124	$224	$519	$32	$124	$224	$519
Class I Shares	$41	$152	$274	$630	$41	$152	$274	$630
Class R2 Shares	$102	$342	$601	$1,342	$102	$342	$601	$1,342
Class R3 Shares	$92	$311	$547	$1,226	$92	$311	$547	$1,226
Class R4 Shares	$66	$232	$412	$932	$66	$232	$412	$932
Class R5 Shares	$41	$152	$274	$630	$41	$152	$274	$630
Class R6 Shares	$32	$124	$224	$519	$32	$124	$224	$519

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in various types of short duration debt (or fixed income) securities and derivative instruments that are intended to provide economic exposure to such securities. Under normal conditions, the Fund invests substantially all of its assets in debt securities rated investment grade at the time of purchase or determined by Lord Abbett to be of comparable quality. However, the Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if the Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded. The Fund may invest in:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities (“CMBS”);

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

PROSPECTUS – SHORT DURATION CORE BOND FUND

• debt securities issued or guaranteed by non-U.S. sovereign governments and their agencies, authorities, political subdivisions, or instrumentalities;

• loans, including bridge loans, novations, assignments, and participations; and

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”).

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years. Subject to the foregoing, the Fund does not have any maturity or duration restrictions and may invest in securities of any maturity or duration. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The market value of derivatives providing economic exposure substantially similar to the securities referenced in the Fund’s 80% policy, as described above, will be counted for purposes of measuring the Fund’s compliance with its 80% policy.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio. The portfolio management team uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of

PROSPECTUS – SHORT DURATION CORE BOND FUND

deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes, tariffs or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news due to their increased credit risk relative to other fixed-income investments. In addition, as interest rates rise, the Fund’s investments typically will lose value. Fiscal, economic, monetary, or other governmental policies or measures have in the past—and may in the future—cause or exacerbate interest rate risks.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to

PROSPECTUS – SHORT DURATION CORE BOND FUND

decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support. Past long-term U.S. credit rating downgrades have introduced greater uncertainty about the ability of the United States to repay its obligations. The value of the Fund’s shares may be adversely affected by any future rating agency downgrades.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

PROSPECTUS – SHORT DURATION CORE BOND FUND

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. The economic impacts of COVID-19 have created a unique challenge for real estate markets, with the transition to remote-working environments potentially negatively impacting the occupancy rates of commercial real estate. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks. These companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. Foreign company securities also include American Depositary Receipts (“ADRs”), which may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. In certain emerging market countries, governments participate to a significant degree in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt. There is no legal process for

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collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Derivatives are also subject to liquidity risk and the risk that the counterparty to a derivative transaction may fail to fulfill its contractual obligations under the derivative contract. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R2 shares because the Fund has no Class R2 shares outstanding.

PROSPECTUS – SHORT DURATION CORE BOND FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +4.06% Worst Quarter 1st Q 2020 -3.09%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund as well as to a broad-based securities market index.1 The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

1The Fund has adopted the Bloomberg U.S. Aggregate Bond Index as its broad-based securities market index.

PROSPECTUS – SHORT DURATION CORE BOND FUND

Average Annual Total Returns
(for the periods ended December 31, 2025)
Class	1 Year	5 Years	Life of Class	Inception Date for Performance
Class A Shares				4/19/2017
Before Taxes	3.12%	1.94%	2.19%
After Taxes on Distributions	1.26%	0.41%	0.82%
After Taxes on Distributions and Sale of Fund Shares	1.82%	0.81%	1.07%
Class C Shares(1)	3.67%	1.74%	1.75%	4/19/2017
Class F Shares	5.60%	2.51%	2.55%	4/19/2017
Class F3 Shares	5.80%	2.70%	2.74%	4/19/2017
Class I Shares	5.71%	2.59%	2.65%	4/19/2017
Class R3 Shares	5.18%	2.10%	2.15%	4/19/2017
Class R4 Shares	5.33%	2.35%	2.40%	4/19/2017
Class R5 Shares	5.59%	2.59%	2.65%	4/19/2017
Class R6 Shares	5.80%	2.69%	2.74%	4/19/2017
Index
Bloomberg 1-3 Year U.S. Government/Credit Bond Index	5.35%	1.97%	2.18%	4/19/2017
(reflects no deduction for fees, expenses, or taxes)
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	1.78%	4/19/2017
(reflects no deduction for fees, expenses, or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – SHORT DURATION CORE BOND FUND

Portfolio Managers

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	2017
Adam C. Castle, Partner and Head of Securitized Credit	2021
Yoana N. Koleva, Partner and Portfolio Manager	2021
Ty J. Kern, Managing Director, Portfolio Manager	2024
Gregory H. Benz, Managing Director, Portfolio Manager	2025

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC ("Lord Abbett Distributor") to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

PROSPECTUS – SHORT DURATION CORE BOND FUND

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – SHORT DURATION CORE BOND FUND

FUND SUMMARY

Short Duration Income Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 292 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.20%	0.83%(4)	0.10%	None	None	0.45%
Other Expenses	0.14%	0.14%	0.14%	0.07%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.59%	1.22%	0.49%	0.32%	0.39%	0.84%

PROSPECTUS – SHORT DURATION INCOME FUND

Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.14%	0.14%	0.14%	0.14%	0.07%
Total Annual Fund Operating Expenses	0.99%	0.89%	0.64%	0.39%	0.32%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$284	$410	$547	$946	$284	$410	$547	$946
Class C Shares	$224	$387	$670	$1,302	$124	$387	$670	$1,302
Class F Shares	$50	$157	$274	$616	$50	$157	$274	$616
Class F3 Shares	$33	$103	$180	$406	$33	$103	$180	$406
Class I Shares	$40	$125	$219	$493	$40	$125	$219	$493
Class P Shares	$86	$268	$466	$1,037	$86	$268	$466	$1,037
Class R2 Shares	$101	$315	$547	$1,213	$101	$315	$547	$1,213
Class R3 Shares	$91	$284	$493	$1,096	$91	$284	$493	$1,096
Class R4 Shares	$65	$205	$357	$798	$65	$205	$357	$798
Class R5 Shares	$40	$125	$219	$493	$40	$125	$219	$493
Class R6 Shares	$33	$103	$180	$406	$33	$103	$180	$406

PROSPECTUS – SHORT DURATION INCOME FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 161% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in various types of short duration debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt securities of various types. Such investments include:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related, and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities (“CMBS”);

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and

• inflation-linked investments.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

• high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

• debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

• loans, including bridge loans, novations, assignments, and participations;

• convertible securities, including convertible bonds and preferred stocks; and

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”).

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued

PROSPECTUS – SHORT DURATION INCOME FUND

mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities. The Fund may invest substantially in CMBS, including lower-rated CMBS.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When

PROSPECTUS – SHORT DURATION INCOME FUND

you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes, tariffs or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news due to their increased credit risk relative to other fixed-income investments. In addition, as interest rates rise, the Fund’s investments typically will lose value. Fiscal, economic, monetary, or other governmental policies or measures have in the past—and may in the future—cause or exacerbate interest rate risks.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by

PROSPECTUS – SHORT DURATION INCOME FUND

that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support. Past long-term U.S. credit rating downgrades have introduced greater uncertainty about the ability of the United States to repay its obligations. The value of the Fund’s shares may be adversely affected by any future rating agency downgrades.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be

PROSPECTUS – SHORT DURATION INCOME FUND

volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. The economic impacts of COVID-19 have created a unique challenge for real estate markets, with the transition to remote-working environments potentially negatively impacting the occupancy rates of commercial real estate. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks. These companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. Foreign company securities also include American Depositary Receipts (“ADRs”), which may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets. Emerging markets are more likely to

PROSPECTUS – SHORT DURATION INCOME FUND

experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. In certain emerging market countries, governments participate to a significant degree in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Derivatives are also subject to liquidity risk and the risk that the counterparty to a derivative transaction may fail to fulfill its contractual obligations under the derivative contract. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PROSPECTUS – SHORT DURATION INCOME FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has not issued Class P shares.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 2nd Q 2020 +5.89% Worst Quarter 1st Q 2020 -5.42%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund as well as to a broad-based securities market index.1 The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts

PROSPECTUS – SHORT DURATION INCOME FUND

(“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

1The Fund has adopted the Bloomberg U.S. Aggregate Bond Index as its broad-based securities market index.

Average Annual Total Returns
(for the periods ended December 31, 2025)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	3.28%	1.96%	2.57%	-
After Taxes on Distributions	1.19%	0.31%	0.98%	-
After Taxes on Distributions and Sale of Fund Shares	1.91%	0.77%	1.25%	-
Class C Shares(1)	4.28%	1.81%	2.16%	-
Class F Shares	6.06%	2.54%	2.90%	-
Class F3 Shares	6.25%	2.72%	-	2.96%	4/4/2017
Class I Shares	6.16%	2.64%	3.01%	-
Class R2 Shares	5.53%	2.08%	2.42%	-
Class R3 Shares	5.63%	2.18%	2.50%	-
Class R4 Shares	5.90%	2.39%	2.76%	-
Class R5 Shares	6.16%	2.69%	3.01%	-
Class R6 Shares	6.26%	2.72%	3.08%	-
Index
ICE BofA 1–3 Year U.S. Corporate Index	5.93%	2.53%	2.81%	2.86%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%	1.87%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – SHORT DURATION INCOME FUND

Portfolio Managers

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	1998
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2013
Adam C. Castle, Partner and Head of Securitized Credit	2021
Harris A. Trifon, Partner and Portfolio Manager	2021
Yoana N. Koleva, Partner and Portfolio Manager	2022
Gregory H. Benz, Managing Director, Portfolio Manager	2025
Ty J. Kern, Managing Director, Portfolio Manager	2025

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC ("Lord Abbett Distributor") to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value

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(“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

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FUND SUMMARY

Total Return Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 292 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A	C	F, F3, I, P, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I	P
Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution and Service (12b-1) Fees	0.20%	0.84%(4)	0.10%	None	None	0.45%
Other Expenses	0.17%	0.17%	0.17%	0.08%	0.17%	0.17%
Total Annual Fund Operating Expenses	0.65%	1.29%	0.55%	0.36%	0.45%	0.90%
Fee Waiver and/or Expense Reimbursement	None	None	None	None	(0.04)%(5)	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65%	1.29%	0.55%	0.36%	0.41%	0.90%

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Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	0.17%	0.17%	0.17%	0.17%	0.08%
Total Annual Fund Operating Expenses	1.05%	0.95%	0.70%	0.45%	0.36%
Fee Waiver and/or Expense Reimbursement	None	None	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	0.95%	0.70%	0.45%	0.36%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)

For the period from April 1, 2026 through March 31, 2027, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive the Fund’s Class I shareholder servicing expenses at the annual rate of 0.04% of the Fund’s average daily net assets. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$290	$428	$579	$1,017	$290	$428	$579	$1,017
Class C Shares	$231	$409	$708	$1,380	$131	$409	$708	$1,380
Class F Shares	$56	$176	$307	$689	$56	$176	$307	$689
Class F3 Shares	$37	$116	$202	$456	$37	$116	$202	$456
Class I Shares	$42	$140	$248	$563	$42	$140	$248	$563
Class P Shares	$92	$287	$498	$1,108	$92	$287	$498	$1,108
Class R2 Shares	$107	$334	$579	$1,283	$107	$334	$579	$1,283
Class R3 Shares	$97	$303	$525	$1,166	$97	$303	$525	$1,166
Class R4 Shares	$72	$224	$390	$871	$72	$224	$390	$871
Class R5 Shares	$46	$144	$252	$567	$46	$144	$252	$567
Class R6 Shares	$37	$116	$202	$456	$37	$116	$202	$456

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 429% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing in investment grade debt (or fixed income) securities. The Fund may invest up to 20% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). The Fund may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 20% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The Fund generally may invest in the following types of debt securities:

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

• corporate debt securities;

• mortgage-backed, mortgage-related, and other asset-backed securities;

• inflation-linked investments;

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”); and

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• loans, including bridge loans, novations, assignments, and participations. The Fund may invest up to 10% of its net assets in floating or adjustable rate loans.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 5.88 years as of February 28, 2026). The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

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The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes, tariffs or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news due to their increased credit risk relative to other fixed-income investments. In addition, as interest rates rise, the Fund’s investments typically will lose value. Fiscal, economic, monetary, or other governmental policies or measures have in the past—and may in the future—cause or exacerbate interest rate risks.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

PROSPECTUS – TOTAL RETURN FUND

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support. Past long-term U.S. credit rating downgrades have introduced greater uncertainty about the ability of the United States to repay its obligations. The value of the Fund’s shares may be adversely affected by any future rating agency downgrades.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”)

PROSPECTUS – TOTAL RETURN FUND

and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks. These companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. Foreign company securities also include American Depositary Receipts (“ADRs”), which may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. In certain emerging market countries, governments participate to a significant degree in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

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• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Derivatives are also subject to liquidity risk and the risk that the counterparty to a derivative transaction may fail to fulfill its contractual obligations under the derivative contract. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment

PROSPECTUS – TOTAL RETURN FUND

of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares Best Quarter 4th Q 2023 +6.64% Worst Quarter 2nd Q 2022 -6.05%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

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Average Annual Total Returns
(for the periods ended December 31, 2025)
Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance
Class A Shares
Before Taxes	4.82%	-0.39%	2.02%	-
After Taxes on Distributions	2.83%	-1.97%	0.54%	-
After Taxes on Distributions and Sale of Fund Shares	2.82%	-0.97%	0.91%	-
Class C Shares(1)	5.57%	-0.55%	1.61%	-
Class F Shares	7.35%	0.19%	2.35%	-
Class F3 Shares	7.68%	0.39%	-	2.27%	4/4/2017
Class I Shares	7.49%	0.32%	2.49%	-
Class P Shares	6.95%	-0.19%	1.99%	-
Class R2 Shares	6.82%	-0.31%	1.84%	-
Class R3 Shares	6.92%	-0.21%	1.94%	-
Class R4 Shares	7.19%	0.04%	2.20%	-
Class R5 Shares	7.46%	0.27%	2.44%	-
Class R6 Shares	7.56%	0.39%	2.56%	-
Index
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%	1.87%	4/4/2017
(reflects no deduction for fees, expenses, or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

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Portfolio Managers

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	1998
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2013
Leah G. Traub, Partner and Portfolio Manager	2021
Adam C. Castle, Partner and Head of Securitized Credit	2021
Harris A. Trifon, Partner and Portfolio Manager	2021
Karen J. Gunnerson, Senior Managing Director and Portfolio Manager	2024
Yoana N. Koleva, Partner and Portfolio Manager	2025

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	Initial: $1 million Additional: No minimum
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

PROSPECTUS – TOTAL RETURN FUND

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value ("NAV"). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520, Pittsburgh, PA 15262 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – TOTAL RETURN FUND

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, unless you are a tax-exempt investor or investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Any withdrawals from such a tax-advantaged arrangement may be taxable to you.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – THE FUNDS

MORE INFORMATION ABOUT THE FUNDS

INVESTMENT OBJECTIVES

Multi-Asset Balanced Opportunity Fund

The Fund’s investment objective is to seek current income and capital growth.

Multi-Asset Income Fund

The Fund’s investment objective is to seek a high level of current income.

Convertible Fund

The Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

Core Fixed Income Fund

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

Core Plus Bond Fund

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

Floating Rate Fund

The Fund’s investment objective is to seek a high level of current income.

High Yield Fund

The Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.

Income Fund

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

Inflation Focused Fund

The Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income.

Short Duration Core Bond Fund

The Fund’s investment objective is to seek current income consistent with preservation of capital.

Short Duration Income Fund

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The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

Total Return Fund

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGIES

Multi-Asset Balanced Opportunity Fund

The Fund is a “fund-of-funds” that invests in affiliated investment companies (the “underlying funds”) managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in U.S. equity securities across all market capitalization ranges and all investment styles, fixed income securities of various types, and select foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund.

Asset Class	Target Allocation
Equity	25% - 70%
Fixed Income	30% - 75%
Foreign	0% - 35%

The Fund seeks to capture investment opportunities the portfolio management team believes are attractive as such opportunities arise. Accordingly, the Fund has wide latitude to allocate its assets among asset classes. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations. Although Lord Abbett actively reallocates the Fund’s assets among the underlying funds, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations. The Fund may rebalance its allocation among the underlying funds or add or remove underlying funds, in each case, without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

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The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests even though the underlying fund may have a portion of its assets invested in another asset class. As a result, the Fund’s actual exposure to individual asset classes may exceed the ranges shown above and the Fund may have exposure to investments in other asset classes.

The current underlying funds are described in “Appendix B: Underlying Funds of the Funds-of-Funds.” Lord Abbett may modify the selection of underlying funds from time to time, and may invest in other underlying funds, including any underlying funds that may be created in the future. In addition, in order to gain exposure to certain asset classes, the Fund may invest directly or through other types of pooled investment vehicles.

Through the underlying funds, the Fund’s assets are allocated to the following types of investments:

• Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include warrants, rights offerings, convertible securities, and other investments that are convertible or exercisable into the equity securities described above.

• Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

• Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

• Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

• Foreign securities (including emerging market securities, ADRs, Global Depositary Receipts (“GDRs”), and other similar depositary receipts), which may be traded on a U.S. or non-U.S. securities exchange and may be

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denominated in non-U.S. currencies. The Fund considers emerging market countries to include countries that are not currently classified as a developed market by MSCI.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or over-the-counter (“OTC”). To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds.

For example, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a credit default swap index (“CDX”) as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in fixed income securities. Similarly, the Fund may adjust its exposure to mid-cap stocks by investing in an equity index futures contract, for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio management team.

The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund’s portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and

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regulatory developments, among other considerations. The portfolio management team focuses on select asset classes that have exhibited strong historical performance and that the portfolio management team believes will provide attractive long-term, risk-adjusted returns. The portfolio management team also evaluates the relative value and risk/return potential for each asset class. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments.

The Fund may make direct investments and invest in unaffiliated investment companies consistent with its investment objective and as permitted by applicable law.

The Fund may sell or reallocate its investments among the underlying funds for a variety of reasons, such as to secure gains, limit losses, redeploy assets, increase cash, or satisfy redemption requests, among others. In considering whether to sell or reallocate its investments, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Lord Abbett is registered with the U.S. Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”). However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, and subject to applicable regulatory requirements, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Multi-Asset Income Fund

The Fund is a “fund-of-funds” that invests in affiliated investment companies (the “underlying funds”) managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in fixed income securities of various types, select U.S. equity securities across all market capitalization ranges and all investment styles, and foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market

PROSPECTUS – THE FUNDS

conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund.

Asset Class	Target Allocation
Fixed Income	50% - 90%
Equity	10% - 50%
Foreign	0% - 30%

The Fund seeks to capture investment opportunities the portfolio management team believes are attractive as such opportunities arise. Accordingly, the Fund has wide latitude to allocate its assets among asset classes. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations. Although Lord Abbett actively reallocates the Fund’s assets among the underlying funds, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations. The Fund may rebalance its allocation among the underlying funds or add or remove underlying funds, in each case, without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests even though the underlying fund may have a portion of its assets invested in another asset class. As a result, the Fund’s actual exposure to individual asset classes may exceed the ranges shown above and the Fund may have exposure to investments in other asset classes.

The current underlying funds are described in “Appendix B: Underlying Funds of the Funds-of-Funds.” Lord Abbett may modify the selection of underlying funds from time to time, and may invest in other underlying funds, including any underlying funds that may be created in the future. In addition, in order to gain exposure to certain asset classes, the Fund may invest directly or through other types of pooled investment vehicles.

Through the underlying funds, the Fund’s assets are allocated to the following types of investments:

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• Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

• Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include warrants, rights offerings, convertible securities, and other investments that are convertible or exercisable into the equity securities described above.

• Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

• Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

• Foreign securities (including emerging market securities, ADRs, GDRs, and other similar depositary receipts), which may be traded on a U.S. or non-U.S. securities exchange and may be denominated in non-U.S. currencies. The Fund considers emerging market countries to include countries that are not currently classified as a developed market by MSCI.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or OTC. To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds.

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For example, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a CDX as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in fixed income securities. Similarly, the Fund may adjust its exposure to mid-cap stocks by investing in an equity index futures contract, for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio manager.

The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund’s portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments, among other considerations. The portfolio management team focuses on select asset classes that have exhibited strong historical performance and that the portfolio management team believes will provide attractive long-term, risk-adjusted returns. The portfolio management team also evaluates the relative value and risk/return potential for each asset class. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments.

The Fund may make direct investments and invest in unaffiliated investment companies consistent with its investment objective and as permitted by applicable law.

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The Fund may sell or reallocate its investments among the underlying funds for a variety of reasons, such as to secure gains, limit losses, redeploy assets, increase cash, or satisfy redemption requests, among others. In considering whether to sell or reallocate its investments, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, and subject to applicable regulatory requirements, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Convertible Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of convertible securities issued by U.S. and foreign companies. For purposes of this 80% policy, the Fund also may gain exposure to convertible securities through derivatives or other ‘synthetic’ means. The Fund will provide shareholders with at least 60 days’ notice of a change in this policy.

Convertible securities may include corporate bonds, debentures, notes, preferred stocks, and any other securities that can be exchanged for equity securities or provide an opportunity for equity participation. A convertible security may offer both a relatively high yield received from dividend or interest payments in comparison to common stock dividends and the potential for capital appreciation if the value of the underlying common stock increases above the conversion price. The Fund also may invest in synthetic convertible securities and convertible structured notes created by other parties such as investment banks. Such investments attempt to combine the fixed income and convertible characteristics of traditional convertible securities.

The Fund may invest in both investment grade convertible securities and lower-rated (commonly referred to as “high-yield” or “junk”) convertible securities. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc.

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(Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present different and generally greater risks. Reflecting the current universe of convertible securities, a significant portion of the Fund’s convertible securities may be rated below investment grade.

The Fund may invest up to 20% of its net assets in non-convertible debt or equity securities. The Fund may acquire equity securities as a result of restructurings of debt securities held in its portfolio. In addition, the Fund may purchase equity securities to pursue capital appreciation or to diversify its portfolio. The Fund may invest in companies of all sizes and may from time to time invest a significant amount of its assets in securities of small and mid-sized companies. In addition, the Fund may invest up to 20% of its net assets in foreign securities. The Fund defines foreign securities as securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. Specifically, the Fund expects to employ a variety of options strategies for the Fund, including purchasing and selling put and call options, as well as utilizing “spreads” and other option combinations. In “spread” transactions, the Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different expiration dates. The Fund may also take advantage of the pricing inefficiencies of an embedded option through the purchase of a convertible bond. Such convertible arbitrage strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, to efficiently invest excess cash or quickly gain market exposure, or as a substitute for holding the underlying asset on which the derivative instrument is based. For example, the Fund may invest in or sell short

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U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. The Fund may invest up to 20% of its net assets in spot transactions.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

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• Swaps: The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team uses fundamental, bottom-up analysis to identify convertible securities that it believes are undervalued and that potentially may increase total return and reduce downside risk. Because the value of a convertible security typically increases when the market value of the underlying common stock increases above the conversion price, the portfolio management team analyzes the potential for capital appreciation of the underlying stock. The portfolio management team attempts to identify valuation and pricing inefficiencies driven by macroeconomic factors and company-specific events among convertible securities across all market capitalizations. The portfolio management team will work toward reducing risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of

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the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, and subject to applicable regulatory requirements, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Core Fixed Income Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days’ notice of a change in this policy.

Under normal conditions, the Fund invests in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and mortgage-related and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

The Fund may invest in corporate fixed income securities. The Fund also may invest in mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury. The Fund may also invest in structured securities and other hybrid instruments, including CLOs.

The Fund may invest up to 10% of its net assets in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates

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on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 5.88 years as of February 28, 2026).

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors.

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Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices (including credit default swap indices), currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, fixed income, equity or other securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio

PROSPECTUS – THE FUNDS

management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, and subject to applicable regulatory requirements, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Core Plus Bond Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a variety of fixed income securities. The Fund will provide shareholders

PROSPECTUS – THE FUNDS

with at least 60 days’ notice of a change in this policy. The Fund may invest in corporate debt securities, as well as securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

The Fund invests in investment grade debt securities, but also may invest up to 35% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

The Fund also may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 25% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies. The Fund’s investments in the securities of non-U.S. issuers may include investments in and/or tied economically to emerging markets.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury. The Fund may also invest in structured securities and other hybrid instruments, including CLOs.

The Fund may invest up to 10% of its net assets in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept

PROSPECTUS – THE FUNDS

that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 5.88 years as of February 28, 2026).

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in

PROSPECTUS – THE FUNDS

value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices (including credit default swap indices), currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, fixed income, equity or other securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks

PROSPECTUS – THE FUNDS

across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, and subject to applicable regulatory requirements, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Floating Rate Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate instruments and derivatives and other instruments that effectively enable the Fund to achieve a floating rate of income. The Fund will provide shareholders with at least 60 days’ notice of a change in this policy.

The floating or adjustable rate instruments in which the Fund may invest include, but are not limited to:

PROSPECTUS – THE FUNDS

• senior secured or unsecured floating rate loans or debt;

• second lien or other subordinated secured or unsecured floating rate loans or debt; and

• floating-rate structured (or securitized) products, including collateralized loan obligations.

The senior and second lien or other subordinated loans in which the Fund may invest include, but are not limited to, bridge loans, novations, assignments, participations, and revolving credit facility loans. The other instruments that effectively enable the Fund to achieve a floating rate of income may include, but are not limited to:

• fixed-rate loans or debt with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating or adjustable rate interest payments;

• exchange-traded funds or notes that provide exposure to floating or adjustable rate loans or obligations; and

• money market investment companies.

The Fund may invest in senior and subordinated loans or debt securities of any maturity or credit quality, including, without limitation, those rated below investment grade by a rating agency or, if unrated, determined by Lord Abbett to be of comparable quality. Below investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are speculative in nature.

The Fund may invest up to 20% of its net assets in other types of debt securities and short-term instruments, including corporate debt securities and repurchase agreements. For the purposes of this limitation, where the Fund has entered into a derivatives instrument or other transaction intended to effectively convert fixed-rate interest payments on a debt security into floating or adjustable rate interest payments, the value of the Fund’s investment in the fixed-rate debt security underlying the derivative instrument will not be counted towards this 20% limitation.

The Fund may invest in non-U.S. dollar-denominated loans or securities. The Fund may invest up to 25% of its total assets in loans and securities issued by issuers organized in a country outside of the U.S. or economically tied to a country outside of the U.S., including in emerging markets. The Fund will deem an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in derivative instruments. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index.

PROSPECTUS – THE FUNDS

Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns; to attempt to hedge elements of its investment risk, on both a security- or portfolio-level basis; to manage portfolio duration; as a substitute for holding the underlying asset on which the derivative instrument is based; to effectively convert the fixed-rate interest payments of a debt security held by the Fund into floating or adjustable rate interest payments; or for cash management purposes. The Fund may engage in derivative transactions on an exchange or in the OTC market

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts for hedging purposes, to adjust the Fund’s portfolio duration, as a substitute for taking a position in any underlying asset or to increase returns. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to hedge duration.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. The Fund may invest up to 10% of its net assets in positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices (including credit default swap indices), currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, index, credit, currency, and total return swap agreements, swaptions (options on swaps), credit default swaps, and similar transactions. The Fund may enter into these swap transactions for

PROSPECTUS – THE FUNDS

hedging purposes, in an attempt to obtain a particular return when it is considered desirable to do so; to manage portfolio duration; as a substitute for holding the underlying asset on which the derivative instrument is based; to effectively convert the fixed-rate interest payments of a debt security held by the Fund into floating or adjustable rate interest payments; or for cash management purposes. For example, the Fund may enter into interest rate swaps in which it pays a fixed-rate of interest in exchange for payments based on variable interest rates. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, fixed income, equity or other securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team conducts fundamental research by analyzing industry and issuer specific data and performing quantitative and qualitative credit research. The portfolio management team’s portfolio construction process is based on positioning across the credit quality spectrum, seeking to maximize favorable industries, and selecting loans with attractive structural features. The portfolio management team determines the value of selected loans and determines whether they meet these criteria. The portfolio management team seeks to reduce risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

PROSPECTUS – THE FUNDS

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, and subject to applicable regulatory requirements, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

High Yield Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities (commonly referred to as “high-yield” or “junk” bonds), including corporate debt securities and securities that are convertible into common stock or have warrants to purchase common stock. The Fund will provide shareholders with at least 60 days’ notice of a change in this policy.

High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

The Fund may invest in debt securities of any credit quality, including defaulted securities (i.e., bonds on which the issuer has not paid principal or interest on time) and securities of issuers that are or may become involved in reorganizations, financial restructurings, or bankruptcy (commonly referred to as “distressed debt”).

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest up to 20% of its net assets in foreign securities (including emerging market securities, ADRs, GDRs, and other similar depositary receipts). The Fund defines foreign securities as securities of non-U.S. issuers that are denominated in non-U.S. currencies. The Fund also may invest up to 20% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, rights to purchase equity securities of an issuer, and equity interests in trusts and partnerships, including REITs. The Fund may acquire equity securities as a result of restructurings of debt securities held in its portfolio. In addition, the Fund may purchase equity securities to pursue capital appreciation or to diversify its portfolio.

PROSPECTUS – THE FUNDS

The Fund may invest up to 20% of its net assets in municipal securities. Municipal securities are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico, the U.S. Virgin Islands, and Guam), and possessions (including the District of Columbia) and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from regular federal or, as applicable, state and/or local personal income taxes. Municipal securities include both general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing authority, and revenue bonds, which are payable only from revenue derived from a particular facility or source.

The Fund may invest in mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest up to 15% of its net assets in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans. The Fund may also invest in structured securities and other hybrid instruments, including CLOs.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a

PROSPECTUS – THE FUNDS

specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. The Fund may invest up to 20% of its net assets in spot transactions.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices (including credit default swap indices), currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies, or interest rates.

• Swaps: The Fund may enter into interest rate, index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security

PROSPECTUS – THE FUNDS

or basket of securities, or payments reflecting the performance of one or more specified currencies, fixed income, equity or other securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The Fund believes high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. In addition to seeking current income, the Fund seeks to invest across the ratings spectrum, particularly in lower-rated debt securities. The Fund seeks to purchase lower-rated securities the Fund believes will experience declining credit risk, allowing the securities potentially to generate higher returns.

The portfolio management team selects securities using a bottom-up analysis of an issuer’s management quality, credit risk, and relative market position, and industry dynamics, as well as an evaluation of conditions within the broader economy. The portfolio management team applies proprietary filters to this fundamental analysis to position its portfolio across the high-yield credit continuum. The portfolio management team attempts to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, and subject to applicable regulatory requirements, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable

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investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Income Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt (or fixed income) securities of various types. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

Such investments include:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related, and other asset-backed securities;

• securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

• inflation-linked investments.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

• high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

• debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies, including securities of issuers economically tied to emerging market countries;

• loans, including bridge loans, novations, assignments, and participations;

• convertible securities, including convertible bonds and preferred stocks; and

• structured securities and other hybrid instruments, including CLOs.

High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

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The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities and privately issued mortgage-related securities.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

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• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices (including credit default swap indices), currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, fixed income, equity or other securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

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The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, and subject to applicable regulatory requirements, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PROSPECTUS – THE FUNDS

Inflation Focused Fund

For purposes of its investment objective, the Fund uses the CPI-U to measure the rate of inflation in the U.S. economy. The Fund pursues its investment objective by combining Inflation-Linked Investments with a portfolio of fixed income securities. In addition, the Fund may buy or sell Treasury futures or interest rate swaps to actively manage its portfolio duration. The use of the term “Inflation Focused” in the Fund’s name does not refer to a particular type of security in which the Fund invests; rather, it refers to its overall strategy that seeks investment returns that exceed the rate of inflation in the U.S. economy over time. In the Fund’s view, exceeding the rate of inflation in the U.S. economy could mean achieving greater gains than the CPI-U during periods of anticipated or actual inflation or sustaining smaller losses than the CPI-U during periods of anticipated or actual deflation.

The percentage of the Fund’s assets that is invested in Inflation-Linked Investments and the types of Inflation-Linked Investments used by the Fund will vary. The Fund does not seek to forecast inflationary trends, but merely seeks investment exposure through Inflation-Linked Investments. Because the Fund uses Inflation-Linked Investments as a tool to gain investment exposure, the Fund is designed for long-term investors and may not be appropriate for investors who are looking to protect their purchasing power in the near term.

The specific types of Inflation-Linked Investments that the Fund may use include:

• Inflation-Linked Derivatives: The Fund may invest substantially in inflation-linked derivatives, primarily CPI swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a specified notional amount of principal. The Fund normally may enter into CPI swaps on a zero-coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. Conversely, the Fund may enter into CPI swaps on a year-over-year basis, in which one party pays an annual fixed rate on a specified notional amount at specified intervals (i.e., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate at specified intervals. As the market for inflation-linked derivatives continues to innovate, other variables and similar derivative investments may be available and used by the Fund.

Below is a graphic based on a simple example where the Fund enters into a CPI swap contract and agrees to pay the counterparty a fixed rate (multiplied by a notional amount to determine the actual amount payable) in return for the counterparty’s agreement to pay the Fund the rate of increase in the CPI during the life of the contract (again, multiplied by the notional amount to determine the actual amount payable).

Notional (Contract) Amount
x

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Floating Interest Rate (Change in CPI)
(Cumulative over the life of the Contract)

Buyer (the Fund)	Seller (the Counterparty)

Notional (Contract) Amount
x
Fixed Interest Rate
(Compounded over the life of the Contract)

As described in more detail below, the Fund may invest substantially in other types of derivatives for non-hedging or hedging purposes.

• Inflation-Indexed Fixed Income Securities: Inflation-indexed fixed income securities are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or variable principal and interest payments. The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI, and other inflation-indexed securities issued by the U.S. Department of the Treasury. In addition to investing in TIPS, the Fund also may invest in sovereign inflation-indexed fixed income securities (sometimes referred to as “linkers”) issued by non-U.S. governments. To the extent that the Fund invests in such non-U.S. inflation-indexed fixed income securities that are denominated in foreign currencies, the Fund will limit such investments in accordance with the limitations described further below.

The Fund invests the remainder of its assets in fixed income securities of various types and will use such securities to cover its obligations under CPI swaps and other derivative transactions. The Fund may invest in fixed income securities with both fixed and variable interest rates. Among such fixed income securities in which the Fund may invest without limitation are investment grade:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related and other asset-backed securities, including CMOs, CMBS, mortgage dollar rolls, and SMBS; and

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

• high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

PROSPECTUS – THE FUNDS

• debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

• loans, including bridge loans, novations, assignments, and participations;

• convertible securities, including convertible bonds and preferred stocks; and

• structured securities and other hybrid instruments, including CLOs.

Investment grade fixed income securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund seeks to manage the average duration of the securities it holds in its portfolio and hedge interest rate risk by investing in Treasury futures and interest rate swaps. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price

PROSPECTUS – THE FUNDS

of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

In addition to CPI swaps, the Fund may use various other types of derivatives to gain investment exposure or to hedge against risk. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. The Fund also may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in inflation or interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund is regulated by the CFTC as a commodity pool.

The types of derivative instruments that the Fund may use include:

• Swaps: In addition to CPI swaps, the Fund may enter into other types of swap contracts, including interest rate, equity index, credit default, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of fixed income, equity or other securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

PROSPECTUS – THE FUNDS

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices (including credit default swap indices), currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

The portfolio management team combines top-down and bottom-up analysis in its portfolio construction process. The portfolio management team takes into account several factors in its analysis, including, but not limited to, current and expected economic conditions, rising and falling interest rates, and credit quality. The portfolio management team applies proprietary filters to this analysis to determine the structure of the portfolio and security selection. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may

PROSPECTUS – THE FUNDS

evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. Lord Abbett is subject to registration and regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, and subject to applicable regulatory requirements, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Short Duration Core Bond Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in various types of short duration debt (or fixed income) securities and derivative instruments that are intended to provide economic exposure to such securities. Under normal conditions, the Fund invests substantially all of its assets in debt securities rated investment grade at the time of purchase or determined by Lord Abbett to be of comparable quality. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. The Fund may invest in:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities;

• securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

• debt securities issued or guaranteed by non-U.S. sovereign governments and their agencies, authorities, political subdivisions, or instrumentalities;

PROSPECTUS – THE FUNDS

• loans, including bridge loans, novations, assignments, and participations; and

• structured securities and other hybrid instruments, including CLOs.

The Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if the Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded. High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years. Subject to the foregoing, the Fund does not have any maturity or duration restrictions and may invest in securities of any maturity or duration.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an

PROSPECTUS – THE FUNDS

underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The market value of derivatives providing economic exposure substantially similar to the securities referenced in the Fund’s 80% policy, as described above, will be counted for purposes of measuring the Fund’s compliance with its 80% policy.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

PROSPECTUS – THE FUNDS

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices (including credit default swap indices), currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, fixed income, equity or other securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio. The portfolio management team uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for

PROSPECTUS – THE FUNDS

the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, and subject to applicable regulatory requirements, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Short Duration Income Fund

The Fund invests in various types of short duration debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt securities of various types. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

Such investments include:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related and other asset-backed securities, including privately issued mortgage-related securities and CMBS;

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and

• inflation-linked investments.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury.

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The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

• high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

• debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

• loans, including bridge loans, novations, assignments, and participations;

• convertible securities, including convertible bonds and preferred stocks; and

• structured securities and other hybrid instruments, including CLOs.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years.

High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage- backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities. The Fund may invest substantially in CMBS, including lower-rated CMBS.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities

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may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio.

The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase

PROSPECTUS – THE FUNDS

the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices (including credit default swap indices), currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, fixed income, equity or other securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political

PROSPECTUS – THE FUNDS

and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, and subject to applicable regulatory requirements, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Total Return Fund

Under normal conditions, the Fund pursues its investment objective by investing in investment grade debt (or fixed income) securities. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. The Fund may invest in corporate debt securities, as well as securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

The Fund may invest up to 20% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or

PROSPECTUS – THE FUNDS

are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

The Fund also may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 20% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies or instrumentalities.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury. The Fund may also invest in structured securities and other hybrid instruments, including CLOs.

The Fund may invest up to 10% of its net assets in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 5.88 years as of February 28, 2026).

PROSPECTUS – THE FUNDS

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market.

Lord Abbett is registered with the CFTC as a CPO under the CEA. However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and

PROSPECTUS – THE FUNDS

obligates the writer to buy, the underlying securities at the exercise price at any time during the option period.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices (including credit default swap indices), currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, fixed income, equity or other securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, may be cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

PROSPECTUS – THE FUNDS

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, and subject to applicable regulatory requirements, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in a Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in a Fund. Before you invest in a Fund, you should carefully evaluate the risks in light of your investment goals. An investment in a Fund held for longer periods over full market cycles typically provides more favorable results.

The principal risks you assume when investing in each Fund (or the underlying funds) are described below. The Funds attempt to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of certain types of investments and investment techniques that each Fund (or the underlying funds) may use and the risks associated with an investment in the Fund.

All Funds

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes, tariffs or other factors, political developments, and other factors (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest, or rapid

PROSPECTUS – THE FUNDS

technological developments such as artificial intelligence). Changes in the financial condition of a single issuer can impact a market as a whole. For many fixed income securities, market risk is significantly, but not necessarily exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a decrease in the value of investments in bonds and other debt securities, while a fall in rates typically causes an increase in value. Equity securities have experienced significantly more volatility in returns than fixed income securities over the long term, although under certain market conditions fixed income securities may have comparable or greater price volatility. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds due to their longer term and extended fixed payment schedule. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value. Fiscal, economic, monetary, or other governmental policies or measures have in the past—and may in the future—cause or exacerbate interest rate risks.

• Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund. During periods of inflation, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the prices of goods or services throughout the economy decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such

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as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The downgrade in the long-term U.S. credit rating by all three major rating agencies has introduced greater uncertainty about the ability of the United States to repay its obligations. Further credit rating downgrades or a U.S. credit default may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and interest. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. Credit risk varies based on the economic and fiscal conditions of each issuer. To the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Insurance or other credit enhancements supporting the Fund’s investment may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support in addition to the credit risk of the underlying investment that is being enhanced. Credit support provided by foreign entities may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of the entity to meet its obligations. A change in the credit rating or the market’s perception of the creditworthiness of any of the bond insurers that insure securities in the Fund’s portfolio may affect the value of the securities they

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insure, the Fund’s share prices, and Fund performance. A downgrading of an insurer’s credit rating or a default by the insurer could reduce the credit rating of an insured bond and, therefore, its value. The Fund also may be adversely affected by the inability of an insurer to meet its insurance obligations.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements.

• Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or tariffs or threat thereof or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary

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receipts may be less liquid than the underlying shares in their primary trading market.

Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers, including emerging market issuers, whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments with economic exposure to emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, be subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers with economic exposure to emerging countries may present a greater risk of loss resulting from problems in security registration and custody, substantial economic or political disruptions, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical events such as nationalization or expropriation could even cause the loss of the Fund’s entire investment in one or more country. In addition, infectious illness outbreaks, epidemics or pandemics may exacerbate pre-existing problems in emerging market countries with less established health care systems. In certain emerging market countries, governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these

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governments could have a significant adverse effect on market prices of securities and payment of dividends. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The risk that there will not be a liquid trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency,

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security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for additional regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (“EU”), the United Kingdom (“UK”), and other jurisdictions have implemented or are in the process of implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. These regulations continue to evolve and their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Illiquidity can occur quickly and be caused by a variety of factors, including economic conditions, geopolitical events such as sanctions, trading halts or wars, market events, events relating to the issuer of the securities, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. Liquidity risk may be magnified in circumstances where investor redemptions from the mutual funds may be higher than normal, causing increased supply in the market due to selling activity. The SEC has in the past proposed amendments to certain rules under the Investment Company Act of 1940, as amended, (the “1940 Act”), that, if adopted, would have caused more investments to be treated as illiquid, which could have prevented the Fund from investing in securities that Lord Abbett believes are appropriate or desirable. While the SEC has withdrawn certain of these proposed amendments, there can be no assurance that the SEC will not re-

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propose similar or related rulemaking in the future, which could adversely affect the Fund’s ability to implement its investment strategies.

Multi-Asset Balanced Opportunity Fund

• Underlying Funds Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

• Affiliated Underlying Funds Risk: The Fund invests principally in underlying funds advised by Lord Abbett, which presents certain conflicts of interest. Lord Abbett is subject to conflicts of interest in allocating portfolio assets among the various underlying funds because the fees payable to Lord Abbett by underlying funds differ. Lord Abbett may have an incentive to select underlying funds that will result in the greatest net management fee revenue to Lord Abbett and its affiliates, even if that results in increased expenses for the Fund. In addition, the Fund’s investments in affiliated underlying funds may be beneficial to Lord Abbett in managing the underlying funds, by helping the underlying funds achieve economies of scale or by enhancing cash flows to the underlying funds. In certain circumstances, Lord Abbett would have an incentive to delay or decide against the sale of interests held by the Fund in the underlying funds and may implement Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to the underlying funds. If the Fund invests in an underlying fund with higher expenses, the Fund’s performance would be lower than if the Fund had invested in an underlying fund with comparable performance but lower expenses.

• New Underlying Funds Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may

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experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

• Portfolio Management Risk: The Fund is actively managed and depends heavily on its portfolio management team's judgments in selecting investments for the Fund’s portfolio. As part of its analysis of an investment opportunity, the Fund's portfolio management team may consider a variety of factors and may determine that certain factors are more significant than others in arriving at an investment decision. The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Equity markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the equity market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual equity prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth, recessionary economic conditions, or future expectations of poor economic conditions, which could be caused by, for example, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions or other trade barriers, changes in political or social conditions, and lack of investor confidence. In addition, individual equity interests may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. Equity securities have experienced significantly more volatility in returns than fixed income securities over the long term, although under certain market conditions fixed income securities may have comparable or greater price volatility. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management

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team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

• Blend Style Risk: Growth stocks typically trade at higher multiples of current earnings as compared to other stocks, which may lead to inflated prices. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. Growth stocks are subject to potentially greater declines in value if, among other things, the stock is subject to significant investor speculation but fails to increase as anticipated. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the

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company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. In addition, different investment styles may shift in and out of favor, depending on market and economic conditions as well as investor sentiment, which may cause the Fund to underperform other funds that employ a different or more diversified style.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities are speculative due to their increased credit risk relative to other fixed-income investments and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for

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the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory

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(such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

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• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Changes in interest rates may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time or that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite

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direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than

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equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Multi-Asset Income Fund

• Underlying Funds Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

• Affiliated Underlying Funds Risk: The Fund invests principally in underlying funds advised by Lord Abbett, which presents certain conflicts of interest. Lord Abbett is subject to conflicts of interest in allocating portfolio assets among the various underlying funds because the fees payable to Lord Abbett by underlying

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funds differ. Lord Abbett may have an incentive to select underlying funds that will result in the greatest net management fee revenue to Lord Abbett and its affiliates, even if that results in increased expenses for the Fund. In addition, the Fund’s investments in affiliated underlying funds may be beneficial to Lord Abbett in managing the underlying funds, by helping the underlying funds achieve economies of scale or by enhancing cash flows to the underlying funds. In certain circumstances, Lord Abbett would have an incentive to delay or decide against the sale of interests held by the Fund in the underlying funds and may implement Fund changes in a manner intended to minimize the disruptive effects and added costs of those changes to the underlying funds. If the Fund invests in an underlying fund with higher expenses, the Fund’s performance would be lower than if the Fund had invested in an underlying fund with comparable performance but lower expenses.

• New Underlying Funds Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

• Portfolio Management Risk: The Fund is actively managed and depends heavily on its portfolio management team's judgments in selecting investments for the Fund’s portfolio. As part of its analysis of an investment opportunity, the Fund's portfolio management team may consider a variety of factors and may determine that certain factors are more significant than others in arriving at an investment decision. The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities are speculative due to their increased credit risk relative to other fixed-income investments and have poor prospects for reaching investment grade standing. Issuers of below

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investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to

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purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the

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event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or

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private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Changes in interest rates may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time or that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Equity markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the equity market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual equity prices also may experience

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dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth, recessionary economic conditions, or future expectations of poor economic conditions, which could be caused by, for example, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions or other trade barriers, changes in political or social conditions, and lack of investor confidence. In addition, individual equity interests may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. Equity securities have experienced significantly more volatility in returns than fixed income securities over the long term, although under certain market conditions fixed income securities may have comparable or greater price volatility. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor

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relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

• Blend Style Risk: Growth stocks typically trade at higher multiples of current earnings as compared to other stocks, which may lead to inflated prices. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. Growth stocks are subject to potentially greater declines in value if, among other things, the stock is subject to significant investor speculation but fails to increase as anticipated. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. In addition, different investment styles may shift in and out of favor, depending on market and economic conditions as well as investor sentiment, which may cause the Fund to underperform other funds that employ a different or more diversified style.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience

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significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

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Convertible Fund

• Portfolio Management Risk: The Fund is actively managed and depends heavily on its portfolio management team's judgments in selecting investments for the Fund’s portfolio. As part of its analysis of an investment opportunity, the Fund's portfolio management team may consider a variety of factors and may determine that certain factors are more significant than others in arriving at an investment decision. The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate

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sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities are speculative due to their increased credit risk relative to other fixed-income investments and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Call Risk: A substantial portion of bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. Issuers may call outstanding bonds when there is a decline in interest rates, when credit spreads change, or when the issuer’s credit quality improves. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those

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currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Equity markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the equity market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual equity prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower

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growth, recessionary economic conditions, or future expectations of poor economic conditions, which could be caused by, for example, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions or other trade barriers, changes in political or social conditions, and lack of investor confidence. In addition, individual equity interests may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. Equity securities have experienced significantly more volatility in returns than fixed income securities over the long term, although under certain market conditions fixed income securities may have comparable or greater price volatility. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more

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established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

Core Fixed Income Fund

• Portfolio Management Risk: The Fund is actively managed and depends heavily on its portfolio management team's judgments in selecting investments for the Fund’s portfolio. As part of its analysis of an investment opportunity, the Fund's portfolio management team may consider a variety of factors and may determine that certain factors are more significant than others in arriving at an investment decision. The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed

PROSPECTUS – THE FUNDS

income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Changes in interest rates may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time or that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

PROSPECTUS – THE FUNDS

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

Core Plus Bond Fund

• Portfolio Management Risk: The Fund is actively managed and depends heavily on its portfolio management team's judgments in selecting investments

PROSPECTUS – THE FUNDS

for the Fund’s portfolio. As part of its analysis of an investment opportunity, the Fund's portfolio management team may consider a variety of factors and may determine that certain factors are more significant than others in arriving at an investment decision. The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities are speculative due to their increased credit risk relative to other fixed-income investments and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the

PROSPECTUS – THE FUNDS

market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare-related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, the effects of and responses to infectious illness outbreaks, epidemics or pandemics, and the ability of a property to attract and retain tenants. There is still uncertainty regarding the potential consequences of the partial or full transition to a remote working environment that took place during or as a result of the COVID-19 pandemic. This transition may be short term or may continue and may negatively impact the occupancy rates of commercial real estate over time. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the

PROSPECTUS – THE FUNDS

underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. The CMBS market may experience substantially lower valuations and greatly reduced liquidity. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Changes in interest rates may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time or that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or

PROSPECTUS – THE FUNDS

impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO generally can be summarized as a combination of

PROSPECTUS – THE FUNDS

economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

Floating Rate Fund

• Portfolio Management Risk: The Fund is actively managed and depends heavily on its portfolio management team's judgments in selecting investments for the Fund’s portfolio. As part of its analysis of an investment opportunity, the Fund's portfolio management team may consider a variety of factors and may determine that certain factors are more significant than others in arriving at an investment decision. The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than

PROSPECTUS – THE FUNDS

investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities are speculative due to their increased credit risk relative to other fixed-income investments and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some

PROSPECTUS – THE FUNDS

cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

PROSPECTUS – THE FUNDS

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• ETF Risk: Investments in ETFs are subject to a variety of risks, including the risks associated with a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from the value of the ETF’s portfolio holdings because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities.

While shares of an ETF are listed on an exchange, there can be no assurance that active trading markets for an ETF’s shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s NAV. At times of market stress, ETF shares may trade at a significant premium or discount to the ETF’s NAV. If the Fund purchases ETF shares at a time when the market price is at a significant premium to the ETF’s NAV or sells ETF shares at a time when the market price is at a significant discount to the ETF’s NAV, the Fund will pay significantly more, or receive significantly less, respectively, than the ETF’s NAV. This may reduce the Fund’s return or result in losses.

In addition, because certain of an ETF’s underlying securities (e.g., foreign securities) trade on exchanges that are closed when the exchange that shares of the ETF trade on is open, and vice versa, there are likely to be deviations between the current pricing of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to the ETF’s NAV that may be greater than those experienced by other ETFs. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a

PROSPECTUS – THE FUNDS

shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of the ETF’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will absorb two levels of fees with respect to investments in ETFs.

High Yield Fund

• Portfolio Management Risk: The Fund is actively managed and depends heavily on its portfolio management team's judgments in selecting investments for the Fund’s portfolio. As part of its analysis of an investment opportunity, the Fund's portfolio management team may consider a variety of factors and may determine that certain factors are more significant than others in arriving at an investment decision. The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities are speculative due to their increased credit risk relative to other fixed-income investments and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile

PROSPECTUS – THE FUNDS

than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and

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may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Equity markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the equity market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual equity prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth, recessionary economic conditions, or future expectations of poor economic conditions, which could be caused by, for example, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions or other trade barriers, changes in political or social conditions, and lack of investor confidence. In addition, individual equity interests may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. Equity securities have experienced significantly more volatility in returns than fixed income securities over the long term, although under certain market conditions fixed income securities may have comparable or greater price volatility. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or

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sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation

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vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Defaulted Bonds Risk: Defaulted bonds are subject to greater risk of loss of income and principal than securities of issuers whose debt obligations are being met. Defaulted bonds are speculative with respect to the issuer’s ability to make interest payments and pay its obligations in full. In the event of a default, the Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds therefore is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds may be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer may not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates, which securities may in turn be illiquid, subject to restrictions on resale, or speculative.

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• Distressed Debt Risk: Distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. The Fund is subject to an increased risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed debt issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. In addition, the Fund may invest in additional securities of a defaulted issuer to retain a controlling stake in any bankruptcy proceeding or workout. In any reorganization or liquidation proceeding, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

Income Fund

• Portfolio Management Risk: The Fund is actively managed and depends heavily on its portfolio management team's judgments in selecting investments for the Fund’s portfolio. As part of its analysis of an investment opportunity, the Fund's portfolio management team may consider a variety of factors and may

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determine that certain factors are more significant than others in arriving at an investment decision. The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities are speculative due to their increased credit risk relative to other fixed-income investments and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for

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the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-

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backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Changes in interest rates may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time or that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected

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by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating

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expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

Inflation Focused Fund

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market. The success of the Fund’s investment strategies will largely depend on the extent to which the Fund’s portfolio management team correctly forecasts inflationary trends and expectations. To the extent that the Fund’s portfolio management team incorrectly forecasts inflationary trends and expectations, the Fund may incur additional losses during non-inflationary periods or fail to achieve investment returns that exceed the rate of inflation during inflationary periods.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Changes in interest rates may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time or that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but

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may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities are speculative due to their increased credit risk relative to other fixed-income investments and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Counterparty Risk: A significant risk in contracts such as CPI swaps, futures, options and other derivative transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If a counterparty fails to meet its contractual obligations, is subject to an insolvency proceeding, or otherwise experiences a business interruption, the Fund could, for example, be delayed in or prevented from obtaining payments owed to it or from realizing on collateral, miss investment opportunities or otherwise hold

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investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions. These risks may be greater when engaging in over-the-counter transactions or when the Fund conducts business with a limited number of counterparties. The use of a central clearing party is intended to decrease counterparty risk but will not make these transactions risk free and may increase the overall costs associated with the transaction. When the Fund enters into a cleared derivative transaction, it is subject to the credit risk of the clearinghouse and the member of the clearinghouse through which it holds its position. Under special resolution regimes adopted in the United States, the EU, the UK, and various other jurisdictions, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated in the event of a counterparty’s (or its affiliate’s) insolvency. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail-in”).

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Leverage Risk: Certain of the Fund’s transactions (including, among others, forward foreign currency contracts and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage, including borrowing, may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

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• Tax Treatment Limitations and Potential Changes in Tax Treatment Risk: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Code. In order to qualify as a regulated investment company under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” Although the Fund believes that its investment strategies with respect to derivatives, including CPI swaps, will generate qualifying income under current U.S. federal income tax law, the Fund’s use of these instruments is accompanied by the risk that the Internal Revenue Service may determine that such gain is non-qualifying income. The Fund’s intention to qualify for favorable tax treatment under the Code may limit the Fund’s ability to invest in certain investments, especially commodity related investments, which may offer the potential to hedge against inflation. In addition, the Fund’s transactions in futures, swaps and other derivatives could also result in the Fund realizing more short-term capital gain and ordinary income (both subject to ordinary income tax rates when distributed to shareholders) than otherwise would be the case if the Fund did not invest in such instruments. To the extent that the Fund invests in this manner, the realization of short-term gain and ordinary income may impact the amount, timing, and character of the Fund’s distributions to shareholders and the Fund’s after-tax returns.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties,

PROSPECTUS – THE FUNDS

industrial properties, healthcare-related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, the effects of and responses to infectious illness outbreaks, epidemics or pandemics, and the ability of a property to attract and retain tenants. There is still uncertainty regarding the potential consequences of the partial or full transition to a remote working environment that took place during or as a result of the COVID-19 pandemic. This transition may be short term or may continue and may negatively impact the occupancy rates of commercial real estate over time. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. The CMBS market may experience substantially lower valuations and greatly reduced liquidity. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less

PROSPECTUS – THE FUNDS

complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes

PROSPECTUS – THE FUNDS

called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

Short Duration Core Bond Fund

• Portfolio Management Risk: The Fund is actively managed and depends heavily on its portfolio management team's judgments in selecting investments for the Fund’s portfolio. As part of its analysis of an investment opportunity, the Fund's portfolio management team may consider a variety of factors and may determine that certain factors are more significant than others in arriving at an investment decision. The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

PROSPECTUS – THE FUNDS

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare-related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, the effects of and responses to infectious illness outbreaks, epidemics or pandemics, and the ability of a property to attract and retain tenants. There is still uncertainty regarding the potential consequences of the partial or full transition to a remote working environment that took place during or as a result of the COVID-19 pandemic. This transition may be short term or may continue and may negatively impact the occupancy rates of commercial real estate over time. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. The CMBS market may experience substantially lower valuations and greatly reduced liquidity. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

PROSPECTUS – THE FUNDS

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating

PROSPECTUS – THE FUNDS

expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

Short Duration Income Fund

• Portfolio Management Risk: The Fund is actively managed and depends heavily on its portfolio management team's judgments in selecting investments for the Fund’s portfolio. As part of its analysis of an investment opportunity, the Fund's portfolio management team may consider a variety of factors and may determine that certain factors are more significant than others in arriving at an investment decision. The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than

PROSPECTUS – THE FUNDS

investment grade securities. Below investment grade securities are speculative due to their increased credit risk relative to other fixed-income investments and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-

PROSPECTUS – THE FUNDS

related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare-related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, the effects of and responses to infectious illness outbreaks, epidemics or pandemics, and the ability of a property to attract and retain tenants. There is still uncertainty regarding the potential consequences of the partial or full transition to a remote working environment that took place during or as a result of the COVID-19 pandemic. This transition may be short term or may continue and may negatively impact the occupancy rates of commercial real estate over time. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. The CMBS market may experience substantially lower valuations and greatly reduced liquidity. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than

PROSPECTUS – THE FUNDS

equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Changes in interest rates may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time or that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or

PROSPECTUS – THE FUNDS

related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

Total Return Fund

• Portfolio Management Risk: The Fund is actively managed and depends heavily on its portfolio management team's judgments in selecting investments

PROSPECTUS – THE FUNDS

for the Fund’s portfolio. As part of its analysis of an investment opportunity, the Fund's portfolio management team may consider a variety of factors and may determine that certain factors are more significant than others in arriving at an investment decision. The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities are speculative due to their increased credit risk relative to other fixed-income investments and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the

PROSPECTUS – THE FUNDS

market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Changes in interest rates may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time or that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated,

PROSPECTUS – THE FUNDS

the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

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In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders when distributed than long term capital gains.

As used in the remaining portion of this prospectus, the terms “a Fund,” “each Fund,” and “the Fund” refer to each Fund individually or the Funds collectively, as the context may require, unless reference to a specific Fund is provided. The Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund sometimes are referred to as the “Funds-of-Funds.” In the case of the Funds-of-Funds, references to each “Fund” or the “Funds” are to all or certain of the underlying funds.

ADDITIONAL INFORMATION ABOUT INVESTMENT AND OPERATIONAL RISKS

In addition to the principal investment risks described above, each Fund may also be subject to other investment and operational risks, including:

• Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents

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can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third-party service providers or issuers. Any problems relating to the performance and effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on the Fund or its investors. Furthermore, as the Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

• Artificial Intelligence Risk: Lord Abbett and the Fund’s other service providers may utilize AI in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, and legal liability, and/or an adverse effect on Lord Abbett’s or the Fund’s other service providers’ business operations. AI models may rely on techniques such as natural language processing and machine learning which are less transparent or interpretable and may produce unexpected results, which could adversely impact the Fund. If the content, analyses, or recommendations that AI applications assist Lord Abbett or the Fund’s other service providers in producing are or are alleged to be deficient, inaccurate, or biased, the Fund may be adversely affected. Additionally, AI tools used by Lord Abbett may produce inaccurate, misleading or incomplete responses that could lead to errors in Lord Abbett’s and its employees’ decision-making, portfolio management or other

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business activities, which could have a negative impact on the performance of the Fund. Such AI tools could also be used against Lord Abbett, the Fund’s other service providers or the Fund and its investments in criminal or negligent ways. Lord Abbett’s competitors or other third parties could incorporate AI into their products more quickly or more successfully, which could impair Lord Abbett’s ability to compete effectively. Legal and regulatory changes, particularly related to information privacy and data protection, may have an impact on AI, and may additionally impact Lord Abbett and the Fund.

• Large Transactions Risk: To the extent a large number of shares of the Fund are held by a single shareholder or group of related shareholders (e.g., an institutional investor, another Lord Abbett Fund or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the funds and other accounts over which Lord Abbett has investment discretion that invest in the Fund may not be limited in how often they may purchase or sell Fund shares. Certain Lord Abbett Funds or accounts may hold substantial percentages of the shares of the Fund, and asset allocation decisions by Lord Abbett may result in substantial redemptions from (or investments in) the Fund. A large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such transaction are referred to as “large shareholder transactions”). Large shareholder transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may affect the liquidity of the Fund’s portfolio, increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders, particularly those who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for shareholders who hold Fund shares in a taxable account. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

A number of circumstances may cause the Fund to experience large redemptions, such as changes in the eligibility criteria for a Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel. Large redemptions may be more likely during times of market stress or reduced liquidity, exacerbating the potential impact on the Fund. In addition, Fund returns may be adversely affected if the Fund holds a

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portion of its assets in liquid, cash-like investments in connection with or in anticipation of shareholder redemptions.

• Operational Risk: The Fund also is subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider, each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

• Business Continuity Risk: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

• Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., tariffs and other trade barriers, wars, terrorism, natural disasters, infectious illness outbreaks, epidemics or pandemics), or the threat of or potential for one or more such events, may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, infectious illness outbreaks, epidemics or pandemics could result in unplanned or significant securities market closures

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or declines. Securities markets also may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

Raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, sanctions threatened or imposed by jurisdictions, including the United States, against a country or entities or individuals in another country (such as sanctions imposed against Russia, Russian entities and Russian individuals in connection with Russia’s invasion of Ukraine in 2022) may impair the value and liquidity of securities issued by issuers in such country and may result in the Fund using fair valuation procedures to value such securities. Even if the Fund does not have significant investments in securities affected by sanctions, sanctions, or the threat of sanctions (including any retaliatory responses to such sanctions), may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity, which could have a negative effect on the performance of the Fund. Furthermore, if after investing in the Fund an investor is included on a sanctions list, the Fund may be required to cease any further dealings with the investor’s interest in the Fund until such sanctions are lifted or a license is sought under applicable law to continue dealings. Although Lord Abbett expends significant effort to comply with the sanctions regimes in the countries where it operates, one of these rules could be violated by Lord Abbett’s or the Fund's activities or investors, which would adversely affect the Fund.

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In addition, natural and environmental disasters (e.g., earthquakes, tsunamis, hurricanes), infectious illness outbreaks, epidemics or pandemics, and systemic market dislocations, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions and sudden government interventions can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Fund or issuers in which the Fund invests. In addition, issuers in which the Fund invests and the Fund may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.

The impacts and effects of infectious illness outbreaks, epidemics or pandemics (such as the COVID-19 outbreak), may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and an investment in the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of technology. As the use of technology grows, liquidity and market movements may be affected. As technology is used more widely in the asset management industry, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

• Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund

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will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures regarding the disclosure of the Funds’ portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUNDS

Board of Trustees. The Board oversees the management of the business and affairs of the Funds. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the 1940 Act) of the Funds.

Investment Adviser. Lord Abbett, located at 30 Hudson Street, Jersey City, NJ 07302-4804, serves as the investment adviser to the Lord Abbett Funds and other investment vehicles. Founded in 1929, Lord Abbett is an independent, privately held investment management firm providing active investment management to individual and institutional clients globally. As of February 28, 2026, Lord Abbett managed approximately $253.5 billion in assets across a broad range of strategies.

The firm offers investment solutions through U.S.-registered mutual funds, Undertakings for Collective Investment in Transferable Securities (UCITS) funds, separate accounts, Collective Investment Trusts (CITs), and other commingled products. Lord Abbett’s investment capabilities span fixed income, equity, multi-asset and alternative strategies, supported by fundamental research and a collaborative investment process.

Portfolio Managers. The Funds are managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of shares of the Funds.

Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund. Giulio Martini, Partner and Director of Strategic Asset Allocation, heads the Fund’s team. Mr. Martini joined Lord Abbett in 2015. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, and Jahiz Barlas, Portfolio Manager. Messrs. Lee, Rocco, and Barlas joined Lord Abbett in 1997, 2004, and 2022, respectively. Mr. Barlas was formerly Asset Allocation and Retirement Expert, Multi Asset Solutions at AllianceBernstein LLP from 2017 to 2022. He previously

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worked at MSCI Inc. from 2013 to 2017. Messrs. Martini, Lee, Rocco, and Barlas are jointly and primarily responsible for the day-to-day management of the Fund.

Convertible Fund. Alan R. Kurtz, Senior Managing Director and Portfolio Manager, heads the Fund’s team. Mr. Kurtz joined Lord Abbett in 2000. Additional members of the Fund’s team are Jeremy I. Lehmann, Portfolio Manager, and Vanessa Deng, Portfolio Manager. Mr. Lehmann and Ms. Deng joined Lord Abbett in 2012 and 2018, respectively. Ms. Deng previously worked at SMBC Nikko Securities from 2016 to 2018. Messrs. Kurtz and Lehmann and Ms. Deng are jointly and primarily responsible for the day-to-day management of the Fund.

Core Fixed Income Fund. Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Lee joined Lord Abbett in 1997. Additional members of the Fund’s team are Andrew H. O’Brien, Partner and Portfolio Manager, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Partner and Head of Securitized Credit, Harris A. Trifon, Partner and Portfolio Manager, Karen J. Gunnerson, Senior Managing Director and Portfolio Manager, and Yoana N. Koleva, Partner and Portfolio Manager. Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Messrs. O’Brien, Castle, Trifon, and Mses. Traub, Gunnerson, and Koleva joined Lord Abbett in 1998, 2015, 2021, 2007, 2017, and 2011, respectively. Messrs. Lee, O’Brien, Castle, Trifon, and Mses. Traub, Gunnerson, and Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

Core Plus Bond Fund. Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Lee joined Lord Abbett in 1997. Additional members of the Fund’s team are Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Partner and Head of Securitized Credit, Harris A. Trifon, Partner and Portfolio Manager, Karen J. Gunnerson, Senior Managing Director and Portfolio Manager, and Yoana N. Koleva, Partner and Portfolio Manager. Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Messrs O’Brien, Rocco, Castle, Trifon, and Mses. Traub, Gunnerson, and Koleva joined Lord Abbett in 1998, 2004, 2015, 2021, 2007, 2017, and 2011, respectively. Messrs. Lee, O’Brien, Rocco, Castle, Trifon, and Mses. Traub, Gunnerson, and Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

Floating Rate Fund. Kearney M. Posner, Partner and Portfolio Manager, heads the Fund’s team. Ms. Posner joined Lord Abbett in 2015. Additional members of the Fund’s team are Christopher J. Gizzo, Partner and Deputy Director of Leveraged Credit, Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, and Alexander L. Green, Portfolio Manager. Mr. Green was formerly an Investment Analyst at River Capital from 2015 to 2022. Messrs. Gizzo, Lee, Rocco, and Green joined Lord Abbett in 2008, 1997, 2004, and 2022, respectively. Ms. Posner and Messrs. Gizzo, Lee,

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Rocco, and Green are jointly and primarily responsible for the day-to-day management of the Fund.

High Yield Fund. Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Rocco joined Lord Abbett in 2004. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Christopher J. Gizzo, Partner and Deputy Director of Leveraged Credit, and Tony A. Graves, Portfolio Manager. Mr. Graves was formerly a High Yield Research Analyst at Income Research and Management from 2020 to 2021 and in various roles at Hartford Financial Services Group from 2013 to 2019. Messrs. Lee, Gizzo, and Graves joined Lord Abbett in 1997, 2008, and 2021, respectively. Messrs. Rocco, Lee, Gizzo, and Graves are jointly and primarily responsible for the day-to-day management of the Fund.

Income Fund. Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Yoana N. Koleva, Partner and Portfolio Manager, Ty J. Kern, Managing Director and Portfolio Manager, and Gregory H. Benz, Manager Director and Portfolio Manager. Messrs. Lee, Rocco, Kern, Benz, and Ms. Koleva joined Lord Abbett in 1997, 2004, 2021, 2016, and 2011, respectively. Mr. Kern was formerly an Investment Grade Bond Trader and Vice President at Goldman Sachs Asset Management from 2014 to 2021. Messrs. O’Brien, Lee, Rocco, Kern, Benz, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

Inflation Focused Fund. Leah G. Traub, Partner and Portfolio Manager, heads the Fund’s team. Ms. Traub joined Lord Abbett in 2007. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Andrew H. O’Brien, Partner and Portfolio Manager, and Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income. Messrs. Lee, O’Brien, and Rocco, joined Lord Abbett in 1997, 1998, and 2004, respectively. Ms. Traub and Messrs. Lee, O’Brien, and Rocco are jointly and primarily responsible for the day-to-day management of the Fund.

Short Duration Core Bond Fund. Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Fund’s team are Adam C. Castle, Partner and Head of Securitized Credit, Yoana N. Koleva, Partner and Portfolio Manager, Ty J. Kern, Portfolio Manager, and Gregory H. Benz, Portfolio Manager. Messrs. Castle, Kern, Benz, and Ms. Koleva joined Lord Abbett in 2015, 2021, 2016, and 2011, respectively. Mr. Kern was formerly an Investment Grade Bond Trader and Vice President at Goldman Sachs Asset Management from 2014 to 2021. Messrs. O’Brien, Castle, Kern, Benz, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

Short Duration Income Fund. Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998. Additional

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members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Adam C. Castle, Partner and Head of Securitized Credit, Harris A. Trifon, Partner and Portfolio Manager, Yoana N. Koleva, Partner and Portfolio Manager, Gregory H. Benz, Managing Director and Portfolio Manager, and Ty J. Kern, Managing Director and Portfolio Manager. Messrs. Lee, Rocco, Castle, Trifon, Benz, Kern, and Ms. Koleva joined Lord Abbett in 1997, 2004, 2015, 2021, 2016, 2021, and 2011, respectively. Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Mr. Kern was formerly an Investment Grade Bond Trader and Vice President at Goldman Sachs Asset Management from 2014 to 2021. Messrs. O’Brien, Lee, Rocco, Castle, Trifon, Benz, Kern, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

Total Return Fund. Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Lee joined Lord Abbett in 1997. Additional members of the Fund’s team are Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Partner and Head of Securitized Credit, Harris A. Trifon, Partner and Portfolio Manager, Karen J. Gunnerson, Senior Managing Director and Portfolio Manager, and Yoana N. Koleva, Partner and Portfolio Manager. Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Messrs. O’Brien, Rocco, Castle, Trifon, and Mses. Traub, Gunnerson, and Koleva joined Lord Abbett in 1998, 2004, 2015, 2021, 2007, 2017, and 2011, respectively. Messrs. Lee, O’Brien, Rocco, Castle, Trifon, and Mses. Traub, Gunnerson, and Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

Lord Abbett is entitled to a management fee for each of Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund at the annual rate of 0.10% of each Fund’s average daily net assets.

For the fiscal year ended November 30, 2025, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.09% of each of Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Convertible Fund as calculated at the following annual rates:

0.70% on the first $1 billion of average daily net assets;
0.60% on the next $1 billion of average daily net assets; and
0.57% on the Fund’s average daily net assets over $2 billion.

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For the fiscal year ended November 30, 2025, the effective annual rate of the fee paid to Lord Abbett was 0.70% of Convertible Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Core Fixed Income Fund as calculated at the following annual rates:

0.24% on the first $1 billion of average daily net assets;
0.21% on the next $1 billion of average daily net assets; and
0.20% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2025, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.21% of Core Fixed Income Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for each of Core Plus Bond Fund and Total Return Fund as calculated at the following annual rates:

0.28% on the first $4 billion of average daily net assets;
0.26% on the next $11 billion of average daily net assets; and
0.25% on each Fund’s average daily net assets over $15 billion.

For the fiscal year ended November 30, 2025, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.28% of each of Core Plus Bond Fund and Total Return Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Floating Rate Fund as calculated at the following annual rates:

0.50% on the first $1 billion of average daily net assets; and
0.45% on the Fund’s average daily net assets over $1 billion.

For the fiscal year ended November 30, 2025, the effective annual rate of the fee paid to Lord Abbett was 0.46% of Floating Rate Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for High Yield Fund as calculated at the following annual rates:

0.60% on the first $1 billion of average daily net assets;
0.55% on the next $1 billion of average daily net assets; and
0.50% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2025, the effective annual rate of the fee paid to Lord Abbett was 0.54% of High Yield Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Income Fund as calculated at the following annual rates:

0.38% on the first $3 billion of average daily net assets;
0.35% on the next $7 billion of average daily net assets; and
0.34% on the Fund’s average daily net assets over $10 billion.

For the fiscal year ended November 30, 2025, the effective annual rate of the fee paid to Lord Abbett was 0.37% of Income Fund’s average daily net assets.

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Lord Abbett is entitled to a management fee for Inflation Focused Fund as calculated at the following annual rates:

0.30% on the first $2 billion of average daily net assets;
0.28% on the next $3 billion of average daily net assets; and
0.26% on the Fund’s average daily net assets over $5 billion.

For the fiscal year ended November 30, 2025, the effective annual rate of the fee paid to Lord Abbett was 0.30% of Inflation Focused Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Short Duration Core Bond Fund as calculated at the following annual rates:

0.30% on the first $1 billion of average daily net assets;
0.25% on the next $1 billion of average daily net assets; and
0.20% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2025, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.20% of Short Duration Core Bond Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Short Duration Income Fund as calculated at the following annual rates:

0.35% on the first $1 billion of average daily net assets;
0.30% on the next $1 billion of average daily net assets; and
0.25% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2025, the effective annual rate of the fee paid to Lord Abbett was 0.25% of Short Duration Income Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets. Each Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board’s approval of the Funds’ management agreement is available in the Funds’ N-CSR filing for the six-month period ended May 31st.

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INFORMATION FOR MANAGING YOUR FUND ACCOUNT

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a share class include:

• the amount you plan to invest;

• the length of time you expect to hold your investment;

• the total costs associated with your investment, including any sales charges that you may pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

• whether you qualify for any reduction or waiver of sales charges;

• whether you plan to take any distributions in the near future;

• the availability of the share class;

• the services that will be available to you; and

• the amount of compensation that your financial intermediary will receive.

If you plan to invest a large amount and your investment horizon is five years or more, as between Class A and C shares, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

Retirement and Benefit Plans and Fee-Based Programs

The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this

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prospectus carefully before choosing your share class. For more information, please see the section of the prospectus titled “Choosing a Share Class – Additional Information about the Availability of Share Classes.” As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available for purchase in all states or available through your financial intermediary. Please check with your financial intermediary for more information about the availability of share classes. Your financial intermediary may receive different compensation depending upon which class you choose.

Class A Shares
Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs(1)
Front-End Sales Charge	Up to 2.25%; reduced or waived for large purchases and certain investors; eliminated for purchases of $500,000 or more
CDSC	1.00% on redemptions made within one year following purchases of $500,000 or more; waived under certain circumstances
Distribution and Service (12b-1) Fee(2) (Funds-of-Funds only)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None
Distribution and Service (12b-1) Fee(2) (For each Fund other than the Funds-of-Funds)	0.20% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: 0.05%
Automatic Conversion	None
Exchange Privilege(3)	Class A shares of most Lord Abbett Funds
Class C Shares
Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000
Front-End Sales Charge	None
CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances
Distribution and Service (12b-1) Fee(2) (Funds-of-Funds only)	Up to 1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%
Distribution and Service (12b-1) Fee(2) (For each Fund other than the Funds-of-Funds)

Each Fund is subject to Class C service and distribution fees at a blended rate calculated based on (i) a service fee of 0.25% and a distribution fee of 0.75% of the

Fund’s average daily net assets attributable to shares held for less than one year and

(ii) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate.

Automatic Conversion	Automatic conversion into Class A shares the month following the eighth anniversary of purchase (4)
Exchange Privilege(3)	Class C shares of most Lord Abbett Funds

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Class F Shares
Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%(5)
Automatic Conversion	None
Exchange Privilege(3)	Class F shares of most Lord Abbett Funds
Class F3 Shares
Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	None
Automatic Conversion	None
Exchange Privilege(3)	Class F3 shares of most Lord Abbett Funds
Class I Shares
Availability	Available only to eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	None
Automatic Conversion	None
Exchange Privilege(3)	Class I shares of most Lord Abbett Funds
Class P Shares
Availability	Available on a limited basis through certain financial intermediaries and retirement and benefit plans(6)
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%
Automatic Conversion	None
Exchange Privilege(3)	Class P shares of most Lord Abbett Funds

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Class R2 Shares
Availability	Available only to eligible retirement and benefit plans
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%
Automatic Conversion	None
Exchange Privilege(3)	Class R2 shares of most Lord Abbett Funds
Class R3 Shares
Availability	Available only to eligible retirement and benefit plans
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%
Automatic Conversion	None
Exchange Privilege(3)	Class R3 shares of most Lord Abbett Funds
Class R4 Shares
Availability	Available only to eligible retirement and benefit plans
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None
Automatic Conversion	None
Exchange Privilege(3)	Class R4 shares of most Lord Abbett Funds
Class R5 and R6 Shares
Availability	Available only to eligible retirement and benefit plans
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	None
Automatic Conversion	None
Exchange Privilege(3)	Class R5 or R6 shares, as applicable, of most Lord Abbett Funds

(1)	Class A shares are not available for purchase by retirement and benefit plans, except as described in “Additional Information about the Availability of Share Classes.”
(2)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A and R4 shares, 0.50%; for Class P shares, 0.75%; and for Class C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class F3, I, R5, or R6 shares.

(3)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.

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(4)

Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month in which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held for at least eight years.

(5)	The 0.10% Class F share 12b-1 fee may be designated as a service fee in limited circumstances as described in “Financial Intermediary Compensation.”

(6)	Class P shares are closed to substantially all new investors.

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors.

Investment Minimums — Initial/Additional Investments
Class	A(1) and C	F, F3, P, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	See below
Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. There is no investment minimum for additional investments in Class I shares. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor, the Funds’ principal underwriter.

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Additional Information about the Availability of Share Classes.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Class A Shares. Class A shares are available for investment by retirement and benefit plans only under the following circumstances: (i) the retirement and benefit plans have previously invested in Class A shares of the Fund as of the close of business on December 31, 2015; (ii) the retirement and benefit plan investments are subject to a front-end sales charge and, with respect to retirement or benefit plans serviced by a recordkeeping platform, such recordkeeping platform is able to apply properly a sales charge on such investments by the plan; or (iii) the retirement and benefit plan investments are eligible for a Class A sales charge waiver under Appendix A to this prospectus. Class A shares remain available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available (1) to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, and (3) to individual investors through financial intermediaries that offer Class F shares.

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Class F3 Shares. Class F3 shares are available (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, (5) to institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class F3 shares of at least $1 million in the Fund in which the institutional investor purchases Class F3 shares, and (6) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor.

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

• Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of at least $1 million in the Fund in which the institutional investor purchases Class I shares. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program the participation in which is available to non-institutional investors, as described below.

• Investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor.

• Financial institutions, on behalf of individual investors, that have an agreement to offer Class I shares across their investment platforms.

• Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment.

• Participants in a bank-offered fee-based program may purchase Class I shares without any minimum initial investment if: (i) the program is part of a research-driven discretionary advisory platform offered through affiliated distribution channels including, at a minimum, private bank, broker-dealer, and independent registered investment advisor channels; and (ii) the program uses institutional mutual fund share classes exclusively.

• Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided

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that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

• Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases subject to the following limitations. Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

• Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R2, R3, R4, R5, and R6 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

• employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

• dealers that have entered into certain approved agreements with Lord Abbett Distributor.

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Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

SALES CHARGES

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is part of this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the class and amount you purchase.

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Front-End Sales Charge — Class A Shares
Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price
Less than $100,000	2.25%	2.30%	.9775	2.00%
$100,000 to $249,999	1.75%	1.78%	.9825	1.50%
$250,000 to $499,999	1.25%	1.26%	.9875	1.00%
$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†
† See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2. shares held for one year or more (Class A and C); and

3. shares held before the first anniversary of their purchase (Class A and C).

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party. Class F, F3, I, P, R2, R3, R4, R5, and R6 shares are not subject to a CDSC.

Class A Share CDSC. If you buy Class A shares of the Fund under certain purchases at NAV (without a front-end sales charge) or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1.00% normally will be collected.

Class C Share CDSC. The 1.00% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

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SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchase in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

• Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A Share Front-End Sales Charge.”

• Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, A1, C, F, F3, I, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, A1, C, F, F3, I and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, A1, C, F, F3, I, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

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• Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, A1, C, F, F3, I, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes. Class A and A1 shares valued at up to 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, domestic partner, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account; or a trust established by the individual as grantor. An individual may include under item (1) his or her holdings in Eligible Funds (as described below) in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual, his or her spouse, and domestic partner may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge (at NAV) under any of the following conditions:

• purchases of $500,000 or more (may be subject to a CDSC);

• purchases by retirement and benefit plans with at least 100 eligible employees, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

• purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

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• purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program;

• purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

• purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners;

• purchases by employees of eligible institutions under Section 403(b)(7) of the Code, maintaining individual custodial accounts held by a broker-dealer that has entered into or is in the process of negotiating a settlement agreement with the Financial Industry Regulatory Authority or another regulatory body regarding the availability of Class A shares for purchase without a front-end sales charge or CDSC;

• purchases made with dividends and distributions on Class A shares of another Eligible Fund;

• purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;

• purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

• purchases by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

• purchases involving the concurrent sale of Class C shares of the Fund by a broker-dealer in connection with a settlement agreement or settlement agreement negotiations between the broker-dealer and a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

• purchases by Board members, Fund officers, and employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers).

CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A or C shares under the circumstances listed in the table below. Documentation may be required and some limitations may apply.

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CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, C
Eligible mandatory distributions under the Code	A, C
Redemptions by retirement and benefit plans made through financial intermediaries provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds	A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into before December 2002

A

Class A and C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C
Death of the shareholder	A, C
Redemptions under Systematic Withdrawal Plans (up to 12% per year)	A, C
Redemptions under Div-Move	C

In the case of Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund only, where the application of a CDSC would cause the Fund to fail to be considered a “qualified default investment alternative” under ERISA

C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Sales Charge Waivers on Transfers between Accounts. Class A shares can be purchased at NAV under the following circumstances:

• Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; or

• Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed. You must

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inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

Reinvestment Privilege. If you redeem Class A or C shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services. The reinvestment privilege only applies to your Fund’s shares if you previously paid a front-end sales charge in connection with your purchase of such shares.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

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Class
Fee(1)	A(2) Funds-of-Funds	A(2) All Funds except Funds-of-Funds	C(2) Funds-of-Funds except Multi-Asset Income Fund	C(2) Multi-Asset Income Fund	C(2)(3) All Funds except Funds-of-Funds	F(4)	F3	I	P	R2	R3	R4	R5	R6
Service	0.25%	0.15%	0.25%	0.25%	0.25%	—	—	—	0.25%	0.25%	0.25%	0.25%	—	—
Distribution	-	-	0.75%	0.65%	0.50%	—	—	—	0.20%	0.35%	0.25%	—	—	—

(1) The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

(2) For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class C shares, the 12b-1 payments shall commence 13 months after purchase.

(3) Assumes a Class C share 12b-1 rate of 1.00%. The 12b-1 fee that each Fund other than the Funds-of-Funds will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4) The Fund generally designates the entire Class F share Rule 12b-1 fee as attributable to distribution activities conducted by Lord Abbett Distributor. Lord Abbett Distributor therefore generally retains the Class F share Rule 12b-1 fee and does not pay it to a financial intermediary. However, Lord Abbett Distributor in its sole discretion may pay to a financial intermediary directly all or a portion of the Class F share Rule 12b-1 fee upon request, provided that (i) the financial intermediary’s fee-based advisory program has invested at least $1 billion in Class F shares across the Lord Abbett Family of Funds at the time of the request, (ii) the financial intermediary converted its fee-based advisory program holdings from Class A shares to Class F shares no more than three months before making the request, and (iii) the financial intermediary has a practice of, in effect, reducing the advisory fee it receives from its fee-based program participants by an amount corresponding to any Rule 12b-1 fee revenue it receives.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of

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shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances (may be subject to a CDSC):

• purchases of $500,000 or more;

• purchases by certain retirement and benefit plans with at least 100 eligible employees; or

• purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class C and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

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Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge
The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments*	Front-End Sales Charge**	Dealer’s Concession
$500,000 to $5 million	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

* Assets initially purchased into Class A shares of Lord Abbett Ultra Short Bond Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating the amount of any Dealer’s Concession.

** Class A shares purchased without a sales charge will be subject to a 1.00% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, F3, I, P, R2, R3, R4, R5, and R6 Shares. Class F, F3, I, P, R2, R3, R4, R5, and R6 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord

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Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative

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services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

• establishing and maintaining individual accounts and records;

• providing client account statements; and

• providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

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Regular Mail: Lord Abbett Funds Service Center P.O. Box 534489 Pittsburgh, PA 15253-4489	Overnight Mail: Lord Abbett Funds Service Center Attention: 534489 500 Ross Street 154-0520 Pittsburgh, PA 15262

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

• Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

• Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

• Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520, Pittsburgh, PA 15262 (overnight mail).

• Wire. You may purchase Fund shares via wire by sending your purchase amount to: BNY Mellon, NA, routing number: 011001234, bank account number: 030600, FBO: BNY Mellon Investment Servicing (US) Inc. as Agent FBO Lord Abbett Consolidated, Ref: your account name, the complete name of the Fund and the class of shares you wish to purchase and your Lord Abbett account number.

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all

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applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

Non-U.S. Investors. The Lord Abbett Family of Funds are not offered to investors resident outside the United States. The Funds may, however, accept purchases from U.S. citizens resident outside the United States who meet applicable eligibility requirements and furnish any requested documentation.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund (except for Lord Abbett Corporate Opportunities Fund, Lord Abbett Credit Opportunities Fund, Lord Abbett Flexible Income Fund, and Lord Abbett Municipal Opportunities Fund), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

• Telephone. You or your investment professional should call the Fund at 888-522-2388.

• Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

• Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you

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wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520, Pittsburgh, PA 15262 (overnight mail).

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Conversions at the Request of a Financial Intermediary. Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., exchanged for) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. No sales charge will be imposed on converted shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

• Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

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• Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

• Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520, Pittsburgh, PA 15262 (overnight mail).

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the New York Stock Exchange (“NYSE”) is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and/or (iii) for such other periods as the SEC may permit.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered.

You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

The Fund generally will require that you provide a Medallion Signature Guarantee executed by an eligible issuer participating in the Securities Transfer Agents Medallion Program 2000 (STAMP2000) in the circumstances described below. You

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can obtain one from most banks or securities dealers. Please note that a notarized signature or signature guarantees from financial institutions that are not participating in STAMP2000 will not be accepted. A Medallion Signature Guarantee is designed to protect you from fraud.

• You request that redemption proceeds be made payable and disbursed to a bank account that does not have one of the account owners in the account registration unless you previously provided a Medallion Signature Guarantee for that bank account;

• The request is signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);

• You request a redemption check be mailed to an address not currently on file or you had an address change within the last 30 days;

• You request redemption proceeds to be payable to a bank account that is not currently on file or to a bank account of record that was added or changed within 30 days for any purpose, including purchases, redemptions, ACH transfers, or wire transfers;

• The redemption proceeds total more than $100,000; or

• The Fund or its service providers identify patterns that raise concern about fraud or other activity that may be harmful to you.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below.

Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of

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unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing
Invest-A-Matic(1)(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1) In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

For selling shares
Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or C must be at least $10,000, except in the case of a SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class A and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to a SWP for Class A and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

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Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

• Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund and its affiliates (including Lord Abbett and other funds for which Lord Abbett serves as investment adviser), directors/trustees, and officers will not be liable for any loss, liability, cost, or expense due to unauthorized or fraudulent instructions, provided reasonable procedures were employed to confirm that the instructions received were genuine.

• Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

• No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520, Pittsburgh, PA 15262 (overnight mail).

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

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Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

Each Fund-of-Funds’ NAV is calculated based upon the NAVs of the underlying funds in which the Fund invests. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which those funds will use fair-value pricing and the effects of doing so. When used below, the term “Fund” refers to each Fund and the underlying funds of the Funds-of-Funds.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by third-party pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its

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fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett, as the Fund’s “valuation designee”, subject to oversight by the Board, and in accordance with the Fund’s valuation procedures, pursuant to Rule 2a-5 under the 1940 Act. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. Lord Abbett may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. Lord Abbett determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands

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resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and

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inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Money Market Fund and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting

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and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

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Small Account Closing Policy. The Fund has established a minimum account balance of $1,500. The Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,500. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

• Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

• Call our 24-hour automated service line at 888-522-2388 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

• Call one of our customer service representatives at 888-522-2388 Monday through Friday from 8:00 am to 5:30 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

• Promptly notify us if your name, address, or other account information changes.

• Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

• Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf

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of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in a Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund expect to pay dividends from their net investment income monthly. Convertible Fund expects to pay dividends from its net investment income quarterly. Each of the Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund, and Total Return Fund expects to declare dividends from its net investment income daily and to pay such dividends monthly. Each Fund expects to distribute any of its net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, each Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders and shareholders investing through tax-advantaged arrangements (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that a Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains properly reported by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any gain resulting from a sale, redemption, or exchange of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you have held such shares.

An additional 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will

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include distributions from the Funds and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after a Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax or that invest through tax-advantaged arrangements, such as retirement and benefit plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, distributions from a retirement and benefit plan or other tax-advantaged arrangement generally are taxable to recipients as ordinary income.

Income, proceeds and gains received by a Fund (or underlying funds in which a Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If a Fund (and underlying fund, if applicable) meets certain requirements relating to its asset holdings, and the Fund (and underlying fund, if applicable) elects to pass through to its shareholders foreign tax credits or deductions, taxable shareholders generally will be entitled to claim a credit or deduction with respect to these foreign taxes. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. In addition, even if a Fund (or underlying fund, if applicable) qualifies to make such election for any year, it may determine not to do so.

You must provide your Social Security number or other taxpayer identification number to a Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or a Fund is otherwise legally required to do so, the Fund will withhold a “backup withholding” tax from your distributions, sale proceeds, and any other taxable payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be provided to shareholders each year.

Mutual funds are required to report to you and the Internal Revenue Service the “cost basis” of your shares acquired after January 1, 2012 and that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-advantaged account or to certain types of entities (such as C corporations).

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative

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methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

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FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds’ performance for the fiscal years indicated. “Total Return” shows how much your investment in the Funds would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, in conjunction with their annual audit of the Funds’ financial statements. Financial statements and the reports of the independent registered public accounting firm thereon appear in the most recent Form N-CSR and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share. Financial Highlights are provided for each class of shares with operations during the fiscal years indicated and shares outstanding as of the end of the most recent fiscal year.

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MULTI-ASSET BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain/(loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2025	$12.74	$0.30	$0.83	$1.13	$(0.33)	$—	$(0.33)
11/30/2024	10.55	0.29	2.17	2.46	(0.27)	—	(0.27)
11/30/2023	10.30	0.24	0.24	0.48	(0.23)	—	(0.23)
11/30/2022	14.01	0.19	(1.60)	(1.41)	(0.89)	(1.41)	(2.30)
11/30/2021	13.15	0.22	1.42	1.64	(0.51)	(0.27)	(0.78)
Class C
11/30/2025	12.63	0.20	0.82	1.02	(0.23)	—	(0.23)
11/30/2024	10.46	0.20	2.15	2.35	(0.18)	—	(0.18)
11/30/2023	10.21	0.15	0.25	0.40	(0.15)	—	(0.15)
11/30/2022	13.90	0.11	(1.58)	(1.47)	(0.81)	(1.41)	(2.22)
11/30/2021	13.06	0.11	1.41	1.52	(0.41)	(0.27)	(0.68)
Class F
11/30/2025	12.74	0.31	0.84	1.15	(0.35)	—	(0.35)
11/30/2024	10.55	0.31	2.17	2.48	(0.29)	—	(0.29)
11/30/2023	10.30	0.25	0.25	0.50	(0.25)	—	(0.25)
11/30/2022	14.01	0.21	(1.61)	(1.40)	(0.90)	(1.41)	(2.31)
11/30/2021	13.15	0.24	1.42	1.66	(0.53)	(0.27)	(0.80)
Class F3
11/30/2025	12.82	0.34	0.83	1.17	(0.36)	—	(0.36)
11/30/2024	10.61	0.33	2.18	2.51	(0.30)	—	(0.30)
11/30/2023	10.35	0.27	0.25	0.52	(0.26)	—	(0.26)
11/30/2022	14.05	0.23	(1.60)	(1.37)	(0.92)	(1.41)	(2.33)
11/30/2021	13.18	0.17	1.52	1.69	(0.55)	(0.27)	(0.82)
Class I
11/30/2025	12.74	0.33	0.83	1.16	(0.36)	—	(0.36)
11/30/2024	10.55	0.32	2.17	2.49	(0.30)	—	(0.30)
11/30/2023	10.30	0.26	0.25	0.51	(0.26)	—	(0.26)
11/30/2022	14.00	0.22	(1.60)	(1.38)	(0.91)	(1.41)	(2.32)
11/30/2021	13.15	0.25	1.41	1.66	(0.54)	(0.27)	(0.81)
Class P
11/30/2025	12.66	0.27	0.83	1.10	(0.31)	—	(0.31)
11/30/2024	10.49	0.26	2.15	2.41	(0.24)	—	(0.24)
11/30/2023	10.24	0.21	0.25	0.46	(0.21)	—	(0.21)
11/30/2022	13.93	0.18	(1.60)	(1.42)	(0.86)	(1.41)	(2.27)
11/30/2021	13.08	0.19	1.41	1.60	(0.48)	(0.27)	(0.75)
Class R2
11/30/2025	13.15	0.26	0.86	1.12	(0.28)	—	(0.28)
11/30/2024	10.88	0.26	2.24	2.50	(0.23)	—	(0.23)
11/30/2023	10.62	0.21	0.25	0.46	(0.20)	—	(0.20)
11/30/2022	14.36	0.16	(1.64)	(1.48)	(0.85)	(1.41)	(2.26)
11/30/2021	13.46	0.18	1.45	1.63	(0.46)	(0.27)	(0.73)
PROSPECTUS – THE FUNDS

MULTI-ASSET BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

			Ratios to Average Net Assets:(a)			Supplemental Data:
	Net asset value, end of period	Total return (%)(c)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2025	$13.54	9.09	0.48	0.50	2.32	$1,833,263	31
11/30/2024	12.74	23.58	0.50	0.50	2.49	1,840,606	31
11/30/2023	10.55	4.67	0.50	0.51	2.31	1,680,159	24
11/30/2022	10.30	(12.00)	0.50	0.51	1.79	1,808,434	104
11/30/2021	14.01	12.89	0.49	0.49	1.56	2,293,947	47
Class C
11/30/2025	13.42	8.26	1.24	1.25	1.58	42,256	31
11/30/2024	12.63	22.66	1.25	1.25	1.74	54,274	31
11/30/2023	10.46	3.87	1.25	1.26	1.52	65,190	24
11/30/2022	10.21	(12.62)	1.25	1.26	1.02	135,989	104
11/30/2021	13.90	12.01	1.24	1.24	0.78	223,713	47
Class F
11/30/2025	13.54	9.25	0.33	0.35	2.47	6,753	31
11/30/2024	12.74	23.76	0.35	0.35	2.64	7,380	31
11/30/2023	10.55	4.81	0.35	0.36	2.44	7,625	24
11/30/2022	10.30	(11.88)	0.35	0.36	1.89	27,902	104
11/30/2021	14.01	13.06	0.34	0.34	1.73	84,162	47
Class F3
11/30/2025	13.63	9.38	0.16	0.18	2.64	56	31
11/30/2024	12.82	23.94	0.17	0.17	2.82	53	31
11/30/2023	10.61	5.02	0.17	0.18	2.64	44	24
11/30/2022	10.35	(11.64)	0.17	0.18	2.15	42	104
11/30/2021	14.05	13.25	0.17	0.17	1.18	58	47
Class I
11/30/2025	13.54	9.36	0.23	0.25	2.58	65,165	31
11/30/2024	12.74	23.88	0.25	0.25	2.74	59,908	31
11/30/2023	10.55	4.93	0.25	0.26	2.53	56,235	24
11/30/2022	10.30	(11.78)	0.25	0.26	2.07	56,783	104
11/30/2021	14.00	13.26	0.24	0.24	1.81	41,327	47
Class P
11/30/2025	13.45	8.86	0.68	0.70	2.11	148	31
11/30/2024	12.66	23.24	0.70	0.70	2.26	118	31
11/30/2023	10.49	4.49	0.70	0.71	2.07	350	24
11/30/2022	10.24	(12.17)	0.70	0.71	1.63	340	104
11/30/2021	13.93	12.72	0.69	0.69	1.37	820	47
Class R2
11/30/2025	13.99	8.72	0.83	0.85	1.96	1,043	31
11/30/2024	13.15	23.16	0.85	0.85	2.14	900	31
11/30/2023	10.88	4.25	0.84	0.85	2.01	802	24
11/30/2022	10.62	(12.29)	0.85	0.86	1.44	593	104
11/30/2021	14.36	12.55	0.84	0.84	1.23	686	47

PROSPECTUS – THE FUNDS

MULTI-ASSET BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain/(loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2025	$12.71	$0.26	$0.83	$1.09	$(0.30)	$—	$(0.30)
11/30/2024	10.53	0.26	2.16	2.42	(0.24)	—	(0.24)
11/30/2023	10.28	0.21	0.25	0.46	(0.21)	—	(0.21)
11/30/2022	13.98	0.17	(1.60)	(1.43)	(0.86)	(1.41)	(2.27)
11/30/2021	13.12	0.18	1.42	1.60	(0.47)	(0.27)	(0.74)
Class R4
11/30/2025	12.74	0.30	0.83	1.13	(0.33)	—	(0.33)
11/30/2024	10.55	0.29	2.17	2.46	(0.27)	—	(0.27)
11/30/2023	10.30	0.24	0.24	0.48	(0.23)	—	(0.23)
11/30/2022	14.01	0.19	(1.60)	(1.41)	(0.89)	(1.41)	(2.30)
11/30/2021	13.15	0.21	1.43	1.64	(0.51)	(0.27)	(0.78)
Class R5
11/30/2025	12.77	0.33	0.83	1.16	(0.36)	—	(0.36)
11/30/2024	10.58	0.32	2.17	2.49	(0.30)	—	(0.30)
11/30/2023	10.33	0.26	0.25	0.51	(0.26)	—	(0.26)
11/30/2022	14.03	0.22	(1.60)	(1.38)	(0.91)	(1.41)	(2.32)
11/30/2021	13.17	0.25	1.42	1.67	(0.54)	(0.27)	(0.81)
Class R6
11/30/2025	12.80	0.34	0.83	1.17	(0.36)	—	(0.36)
11/30/2024	10.59	0.33	2.18	2.51	(0.30)	—	(0.30)
11/30/2023	10.33	0.27	0.25	0.52	(0.26)	—	(0.26)
11/30/2022	14.04	0.23	(1.61)	(1.38)	(0.92)	(1.41)	(2.33)
11/30/2021	13.17	0.26	1.43	1.69	(0.55)	(0.27)	(0.82)

(a) Does not include expenses of the Underlying Funds in which the Fund invests.

(b) Calculated using average shares outstanding during the period.

(c) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

MULTI-ASSET BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:(a)			Supplemental Data:
	Net asset value, end of period	Total return (%)(c)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R3
11/30/2025	$13.50	8.76	0.73	0.75	2.07	$45,233	31
11/30/2024	12.71	23.22	0.75	0.75	2.25	44,391	31
11/30/2023	10.53	4.42	0.74	0.75	2.05	47,059	24
11/30/2022	10.28	(12.17)	0.75	0.76	1.53	37,063	104
11/30/2021	13.98	12.62	0.74	0.74	1.30	49,825	47
Class R4
11/30/2025	13.54	9.09	0.48	0.50	2.32	13,086	31
11/30/2024	12.74	23.58	0.50	0.50	2.49	13,293	31
11/30/2023	10.55	4.67	0.50	0.51	2.31	11,333	24
11/30/2022	10.30	(12.00)	0.50	0.51	1.79	11,617	104
11/30/2021	14.01	12.88	0.49	0.49	1.54	14,343	47
Class R5
11/30/2025	13.57	9.33	0.23	0.24	2.59	59	31
11/30/2024	12.77	23.81	0.25	0.25	2.73	114	31
11/30/2023	10.58	4.91	0.25	0.26	2.54	100	24
11/30/2022	10.33	(11.69)	0.25	0.26	2.08	158	104
11/30/2021	14.03	13.15	0.24	0.24	1.78	186	47
Class R6
11/30/2025	13.61	9.39	0.17	0.18	2.63	13,185	31
11/30/2024	12.80	23.98	0.18	0.18	2.80	12,638	31
11/30/2023	10.59	5.03	0.17	0.18	2.65	10,701	24
11/30/2022	10.33	(11.73)	0.17	0.18	2.12	10,119	104
11/30/2021	14.04	13.26	0.17	0.17	1.88	11,969	47

PROSPECTUS – THE FUNDS

MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain/(loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2025	$16.52	$0.54	$0.80	$1.34	$(0.57)	$17.29
11/30/2024	14.60	0.54	1.90	2.44	(0.52)	16.52
11/30/2023	14.60	0.45	— (d)	0.45	(0.45)	14.60
11/30/2022	17.39	0.35	(2.24)	(1.89)	(0.90)	14.60
11/30/2021	16.47	0.32	1.21	1.53	(0.61)	17.39
Class C
11/30/2025	16.86	0.43	0.82	1.25	(0.44)	17.67
11/30/2024	14.89	0.43	1.94	2.37	(0.40)	16.86
11/30/2023	14.87	0.35	— (d)	0.35	(0.33)	14.89
11/30/2022	17.68	0.24	(2.27)	(2.03)	(0.78)	14.87
11/30/2021	16.74	0.18	1.23	1.41	(0.47)	17.68
Class F
11/30/2025	16.52	0.57	0.79	1.36	(0.59)	17.29
11/30/2024	14.60	0.56	1.91	2.47	(0.55)	16.52
11/30/2023	14.60	0.48	(0.01)	0.47	(0.47)	14.60
11/30/2022	17.39	0.37	(2.24)	(1.87)	(0.92)	14.60
11/30/2021	16.47	0.34	1.22	1.56	(0.64)	17.39
Class F3
11/30/2025	16.47	0.62	0.77	1.39	(0.61)	17.25
11/30/2024	14.55	0.59	1.89	2.48	(0.56)	16.47
11/30/2023	14.54	0.50	— (d)	0.50	(0.49)	14.55
11/30/2022	17.32	0.41	(2.25)	(1.84)	(0.94)	14.54
11/30/2021	16.40	0.37	1.21	1.58	(0.66)	17.32
Class I
11/30/2025	16.40	0.58	0.79	1.37	(0.61)	17.16
11/30/2024	14.50	0.58	1.88	2.46	(0.56)	16.40
11/30/2023	14.50	0.48	0.01 (e)	0.49	(0.49)	14.50
11/30/2022	17.28	0.39	(2.23)	(1.84)	(0.94)	14.50
11/30/2021	16.37	0.36	1.20	1.56	(0.65)	17.28
Class R2
11/30/2025	17.08	0.53	0.81	1.34	(0.47)	17.95
11/30/2024	15.09	0.50	1.96	2.46	(0.47)	17.08
11/30/2023	15.06	0.42	0.01 (e)	0.43	(0.40)	15.09
11/30/2022	17.92	0.31	(2.32)	(2.01)	(0.85)	15.06
11/30/2021	16.95	0.26	1.25	1.51	(0.54)	17.92
Class R3
11/30/2025	16.52	0.50	0.81	1.31	(0.53)	17.30
11/30/2024	14.60	0.50	1.91	2.41	(0.49)	16.52
11/30/2023	14.60	0.42	— (d)	0.42	(0.42)	14.60
11/30/2022	17.39	0.31	(2.24)	(1.93)	(0.86)	14.60
11/30/2021	16.47	0.27	1.21	1.48	(0.56)	17.39

PROSPECTUS – THE FUNDS

MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Ratios to Average Net Assets:(a)			Supplemental Data:

	Total return (%)(c)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2025	8.34	0.49	0.50	3.30	$647,494	27
11/30/2024	17.00	0.50	0.51	3.45	657,913	32
11/30/2023	3.10	0.50	0.51	3.13	638,171	19
11/30/2022	(11.23)	0.49	0.50	2.30	734,968	83
11/30/2021	9.43	0.48	0.49	1.81	855,806	40
Class C
11/30/2025	7.56	1.24	1.25	2.56	21,693	27
11/30/2024	16.10	1.25	1.26	2.71	33,181	32
11/30/2023	2.35	1.25	1.26	2.35	44,457	19
11/30/2022	(11.92)	1.25	1.25	1.50	92,856	83
11/30/2021	8.66	1.23	1.24	1.03	188,842	40
Class F
11/30/2025	8.50	0.34	0.35	3.45	12,488	27
11/30/2024	17.17	0.35	0.36	3.61	13,914	32
11/30/2023	3.24	0.35	0.36	3.27	15,635	19
11/30/2022	(11.10)	0.34	0.35	2.35	54,006	83
11/30/2021	9.59	0.33	0.34	1.95	176,727	40
Class F3
11/30/2025	8.69	0.18	0.19	3.79	166	27
11/30/2024	17.34	0.19	0.20	3.76	625	32
11/30/2023	3.45	0.18	0.19	3.45	541	19
11/30/2022	(10.98)	0.18	0.18	2.59	541	83
11/30/2021	9.76	0.17	0.18	2.11	1,735	40
Class I
11/30/2025	8.61	0.24	0.25	3.54	96,027	27
11/30/2024	17.27	0.25	0.26	3.70	90,343	32
11/30/2023	3.38	0.25	0.26	3.37	88,548	19
11/30/2022	(11.02)	0.24	0.25	2.65	98,929	83
11/30/2021	9.70	0.23	0.24	2.05	37,860	40
Class R2
11/30/2025	8.01	0.84	0.85	3.13	46	27
11/30/2024	16.58	0.85	0.86	3.09	447	32
11/30/2023	2.71	0.85	0.86	2.81	275	19
11/30/2022	(11.54)	0.84	0.85	2.00	174	83
11/30/2021	9.06	0.83	0.83	1.46	140	40
Class R3
11/30/2025	8.13	0.74	0.75	3.05	12,489	27
11/30/2024	16.70	0.75	0.76	3.20	13,943	32
11/30/2023	2.84	0.75	0.76	2.88	14,176	19
11/30/2022	(11.46)	0.74	0.75	2.02	14,878	83
11/30/2021	9.15	0.73	0.74	1.56	20,699	40

PROSPECTUS – THE FUNDS

MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain/(loss)		Total from investment operations	Net investment income	Net asset value, end of period
Class R4
11/30/2025	$16.52	$0.54	$0.80		$1.34	$(0.57)	$17.29
11/30/2024	14.60	0.54	1.90		2.44	(0.52)	16.52
11/30/2023	14.60	0.45	—	(d)	0.45	(0.45)	14.60
11/30/2022	17.39	0.35	(2.24)		(1.89)	(0.90)	14.60
11/30/2021	16.47	0.31	1.22		1.53	(0.61)	17.39
Class R5
11/30/2025	16.41	0.59	0.79		1.38	(0.61)	17.18
11/30/2024	14.51	0.58	1.88		2.46	(0.56)	16.41
11/30/2023	14.51	0.49	—	(d)	0.49	(0.49)	14.51
11/30/2022	17.28	0.39	(2.22)		(1.83)	(0.94)	14.51
11/30/2021	16.38	0.36	1.19		1.55	(0.65)	17.28
Class R6
11/30/2025	16.47	0.59	0.80		1.39	(0.61)	17.25
11/30/2024	14.55	0.59	1.89		2.48	(0.56)	16.47
11/30/2023	14.54	0.49	0.01	(e)	0.50	(0.49)	14.55
11/30/2022	17.32	0.40	(2.24)		(1.84)	(0.94)	14.54
11/30/2021	16.40	0.37	1.21		1.58	(0.66)	17.32

(a) Does not include expenses of the Underlying Funds in which the Fund invests.

(b) Calculated using average shares outstanding during the period.

(c) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(d) Amount is less than $0.01.

(e) Realized and unrealized gain/(loss) per share does not correlate to the aggregate of the net realized and unrealized gain/(loss) in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

PROSPECTUS – THE FUNDS

MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

		Ratios to Average Net Assets:(a)			Supplemental Data:

	Total return (%)(c)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R4
11/30/2025	8.34	0.49	0.50	3.29	$2,176	27
11/30/2024	16.99	0.50	0.51	3.47	2,087	32
11/30/2023	3.10	0.50	0.51	3.12	2,241	19
11/30/2022	(11.23)	0.49	0.50	2.29	2,489	83
11/30/2021	9.43	0.48	0.49	1.80	3,435	40
Class R5
11/30/2025	8.67	0.21	0.23	3.57	14	27
11/30/2024	17.25	0.23	0.23	3.73	14	32
11/30/2023	3.38	0.24	0.25	3.38	12	19
11/30/2022	(11.02)	0.24	0.24	2.56	47	83
11/30/2021	9.76	0.23	0.23	2.06	53	40
Class R6
11/30/2025	8.69	0.17	0.19	3.53	1,367	27
11/30/2024	17.35	0.19	0.20	3.75	483	32
11/30/2023	3.45	0.18	0.19	3.41	313	19
11/30/2022	(10.98)	0.18	0.19	2.62	1,015	83
11/30/2021	9.76	0.17	0.18	2.11	1,159	40

PROSPECTUS – THE FUNDS

CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain/ (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2025	$14.79	$0.25	$2.38	$2.63	$(0.30)	$—	$(0.30)
11/30/2024	12.18	0.25	2.61	2.86	(0.25)	—	(0.25)
11/30/2023	12.64	0.24	(0.37)	(0.13)	(0.33)	—	(0.33)
11/30/2022	19.24	0.20	(3.77)	(3.57)	(0.31)	(2.72)	(3.03)
11/30/2021	20.52	0.09	1.68	1.77	(0.19)	(2.86)	(3.05)
Class C
11/30/2025	14.61	0.15	2.36	2.51	(0.21)	—	(0.21)
11/30/2024	12.04	0.16	2.58	2.74	(0.17)	—	(0.17)
11/30/2023	12.49	0.17	(0.37)	(0.20)	(0.25)	—	(0.25)
11/30/2022	19.04	0.10	(3.72)	(3.62)	(0.21)	(2.72)	(2.93)
11/30/2021	20.37	(0.04)	1.66	1.62	(0.09)	(2.86)	(2.95)
Class F
11/30/2025	14.81	0.26	2.38	2.64	(0.31)	—	(0.31)
11/30/2024	12.20	0.26	2.61	2.87	(0.26)	—	(0.26)
11/30/2023	12.65	0.26	(0.37)	(0.11)	(0.34)	—	(0.34)
11/30/2022	19.25	0.19	(3.75)	(3.56)	(0.32)	(2.72)	(3.04)
11/30/2021	20.52	0.11	1.68	1.79	(0.20)	(2.86)	(3.06)
Class F3
11/30/2025	15.01	0.30	2.42	2.72	(0.33)	—	(0.33)
11/30/2024	12.35	0.29	2.64	2.93	(0.27)	—	(0.27)
11/30/2023	12.81	0.28	(0.38)	(0.10)	(0.36)	—	(0.36)
11/30/2022	19.44	0.24	(3.81)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.68	0.15	1.69	1.84	(0.22)	(2.86)	(3.08)
Class I
11/30/2025	14.93	0.28	2.41	2.69	(0.33)	—	(0.33)
11/30/2024	12.30	0.28	2.62	2.90	(0.27)	—	(0.27)
11/30/2023	12.76	0.27	(0.37)	(0.10)	(0.36)	—	(0.36)
11/30/2022	19.39	0.25	(3.82)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.66	0.13	1.68	1.81	(0.22)	(2.86)	(3.08)
Class P
11/30/2025	15.18	0.22	2.44	2.66	(0.26)	—	(0.26)
11/30/2024	12.50	0.22	2.68	2.90	(0.22)	—	(0.22)
11/30/2023	12.97	0.22	(0.39)	(0.17)	(0.30)	—	(0.30)
11/30/2022	19.65	0.17	(3.86)	(3.69)	(0.27)	(2.72)	(2.99)
11/30/2021	20.88	0.05	1.70	1.75	(0.12)	(2.86)	(2.98)

PROSPECTUS – THE FUNDS

CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2025	$17.12	18.08	1.10	1.10	1.63	$162,571	151
11/30/2024	14.79	23.72	1.09	1.09	1.88	153,608	145
11/30/2023	12.18	(1.00)	1.10	1.10	1.99	150,000	124
11/30/2022	12.64	(21.50)	1.07	1.07	1.44	215,259	165
11/30/2021	19.24	8.83	1.03	1.03	0.47	365,551	154
Class C
11/30/2025	16.91	17.37	1.71	1.71	1.02	21,444	151
11/30/2024	14.61	22.90	1.71	1.71	1.26	24,415	145
11/30/2023	12.04	(1.66)	1.73	1.73	1.37	29,339	124
11/30/2022	12.49	(21.95)	1.73	1.74	0.76	42,136	165
11/30/2021	19.04	8.08	1.70	1.70	(0.19)	79,104	154
Class F
11/30/2025	17.14	18.17	1.00	1.00	1.73	13,001	151
11/30/2024	14.81	23.89	1.00	1.00	1.96	14,323	145
11/30/2023	12.20	(0.92)	1.00	1.00	2.08	21,958	124
11/30/2022	12.65	(21.43)	0.97	0.98	1.34	137,175	165
11/30/2021	19.25	8.98	0.93	0.93	0.59	804,859	154
Class F3
11/30/2025	17.40	18.45	0.81	0.81	1.90	17,651	151
11/30/2024	15.01	24.04	0.81	0.81	2.14	10,575	145
11/30/2023	12.35	(0.77)	0.81	0.81	2.28	13,883	124
11/30/2022	12.81	(21.25)	0.79	0.79	1.70	19,538	165
11/30/2021	19.44	9.18	0.75	0.75	0.77	37,889	154
Class I
11/30/2025	17.29	18.34	0.90	0.90	1.83	406,223	151
11/30/2024	14.93	23.89	0.89	0.89	2.08	362,332	145
11/30/2023	12.30	(0.78)	0.90	0.90	2.19	345,300	124
11/30/2022	12.76	(21.33)	0.86	0.87	1.86	487,218	165
11/30/2021	19.39	9.02	0.82	0.82	0.68	259,180	154
Class P
11/30/2025	17.58	17.78	1.34	1.34	1.39	20	151
11/30/2024	15.18	23.39	1.34	1.34	1.61	16	145
11/30/2023	12.50	(1.29)	1.35	1.35	1.74	38	124
11/30/2022	12.97	(21.65)	1.32	1.32	1.24	36	165
11/30/2021	19.65	8.57	1.27	1.27	0.23	43	154

PROSPECTUS – THE FUNDS

CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain/ (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2025	$15.16	$0.19	$2.44	$2.63	$(0.23)	$—	$(0.23)
11/30/2024	12.49	0.20	2.67	2.87	(0.20)	—	(0.20)
11/30/2023	12.95	0.20	(0.38)	(0.18)	(0.28)	—	(0.28)
11/30/2022	19.63	0.15	(3.86)	(3.71)	(0.25)	(2.72)	(2.97)
11/30/2021	20.88	0.02	1.71	1.73	(0.12)	(2.86)	(2.98)
Class R3
11/30/2025	14.67	0.20	2.36	2.56	(0.25)	—	(0.25)
11/30/2024	12.09	0.21	2.58	2.79	(0.21)	—	(0.21)
11/30/2023	12.55	0.21	(0.38)	(0.17)	(0.29)	—	(0.29)
11/30/2022	19.12	0.16	(3.75)	(3.59)	(0.26)	(2.72)	(2.98)
11/30/2021	20.41	0.04	1.66	1.70	(0.13)	(2.86)	(2.99)
Class R4
11/30/2025	14.79	0.24	2.38	2.62	(0.29)	—	(0.29)
11/30/2024	12.18	0.24	2.61	2.85	(0.24)	—	(0.24)
11/30/2023	12.64	0.24	(0.38)	(0.14)	(0.32)	—	(0.32)
11/30/2022	19.24	0.19	(3.77)	(3.58)	(0.30)	(2.72)	(3.02)
11/30/2021	20.52	0.09	1.67	1.76	(0.18)	(2.86)	(3.04)
Class R5
11/30/2025	14.93	0.29	2.39	2.68	(0.33)	—	(0.33)
11/30/2024	12.29	0.28	2.63	2.91	(0.27)	—	(0.27)
11/30/2023	12.76	0.27	(0.38)	(0.11)	(0.36)	—	(0.36)
11/30/2022	19.39	0.24	(3.81)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.65	0.14	1.68	1.82	(0.22)	(2.86)	(3.08)
Class R6
11/30/2025	15.02	0.30	2.42	2.72	(0.33)	—	(0.33)
11/30/2024	12.36	0.29	2.64	2.93	(0.27)	—	(0.27)
11/30/2023	12.81	0.29	(0.38)	(0.09)	(0.36)	—	(0.36)
11/30/2022	19.44	0.24	(3.81)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.69	0.15	1.68	1.83	(0.22)	(2.86)	(3.08)

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R2
11/30/2025	$17.56	17.62	1.50	1.50	1.23	$105	151
11/30/2024	15.16	23.25	1.49	1.49	1.48	108	145
11/30/2023	12.49	(1.45)	1.50	1.50	1.59	75	124
11/30/2022	12.95	(21.80)	1.46	1.47	1.09	76	165
11/30/2021	19.63	8.43	1.42	1.42	0.10	94	154
Class R3
11/30/2025	16.98	17.75	1.40	1.40	1.32	23,634	151
11/30/2024	14.67	23.29	1.39	1.39	1.58	20,803	145
11/30/2023	12.09	(1.30)	1.40	1.40	1.69	17,674	124
11/30/2022	12.55	(21.73)	1.37	1.38	1.12	20,448	165
11/30/2021	19.12	8.52	1.33	1.33	0.19	36,483	154
Class R4
11/30/2025	17.12	18.01	1.15	1.15	1.57	144	151
11/30/2024	14.79	23.65	1.15	1.15	1.83	240	145
11/30/2023	12.18	(1.04)	1.15	1.15	1.94	504	124
11/30/2022	12.64	(21.54)	1.12	1.12	1.40	609	165
11/30/2021	19.24	8.80	1.08	1.08	0.44	919	154
Class R5
11/30/2025	17.28	18.28	0.90	0.90	1.90	265	151
11/30/2024	14.93	23.99	0.89	0.89	2.08	2,273	145
11/30/2023	12.29	(0.86)	0.90	0.90	2.19	1,541	124
11/30/2022	12.76	(21.32)	0.86	0.87	1.70	1,578	165
11/30/2021	19.39	9.08	0.83	0.83	0.69	1,905	154
Class R6
11/30/2025	17.41	18.43	0.81	0.81	1.91	4,626	151
11/30/2024	15.02	24.02	0.81	0.81	2.16	4,307	145
11/30/2023	12.36	(0.69)	0.81	0.81	2.33	3,838	124
11/30/2022	12.81	(21.26)	0.79	0.80	1.75	16,269	165
11/30/2021	19.44	9.12	0.75	0.75	0.79	22,182	154

PROSPECTUS – THE FUNDS

CORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain/ (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2025	$9.31	$0.40	$0.12	$0.52	$(0.42)	$—	$(0.42)
11/30/2024	9.08	0.42	0.23	0.65	(0.42)	—	(0.42)
11/30/2023	9.34	0.39	(0.25)	0.14	(0.40)	—	(0.40)
11/30/2022	11.14	0.21	(1.70)	(1.49)	(0.27)	(0.04)	(0.31)
11/30/2021	11.69	0.11	(0.15)	(0.04)	(0.14)	(0.37)	(0.51)
Class C
11/30/2025	9.26	0.34	0.12	0.46	(0.35)	—	(0.35)
11/30/2024	9.04	0.36	0.22	0.58	(0.36)	—	(0.36)
11/30/2023	9.30	0.33	(0.25)	0.08	(0.34)	—	(0.34)
11/30/2022	11.08	0.15	(1.69)	(1.54)	(0.20)	(0.04)	(0.24)
11/30/2021	11.63	0.04	(0.15)	(0.11)	(0.07)	(0.37)	(0.44)
Class F
11/30/2025	9.31	0.41	0.11	0.52	(0.42)	—	(0.42)
11/30/2024	9.08	0.43	0.23	0.66	(0.43)	—	(0.43)
11/30/2023	9.34	0.39	(0.24)	0.15	(0.41)	—	(0.41)
11/30/2022	11.13	0.19	(1.66)	(1.47)	(0.28)	(0.04)	(0.32)
11/30/2021	11.68	0.12	(0.15)	(0.03)	(0.15)	(0.37)	(0.52)
Class F3
11/30/2025	9.31	0.43	0.11	0.54	(0.44)	—	(0.44)
11/30/2024	9.08	0.45	0.22	0.67	(0.44)	—	(0.44)
11/30/2023	9.34	0.42	(0.26)	0.16	(0.42)	—	(0.42)
11/30/2022	11.13	0.24	(1.70)	(1.46)	(0.29)	(0.04)	(0.33)
11/30/2021	11.69	0.14	(0.16)	(0.02)	(0.17)	(0.37)	(0.54)
Class I
11/30/2025	9.30	0.43	0.12	0.55	(0.44)	—	(0.44)
11/30/2024	9.07	0.44	0.23	0.67	(0.44)	—	(0.44)
11/30/2023	9.33	0.41	(0.25)	0.16	(0.42)	—	(0.42)
11/30/2022	11.13	0.26	(1.73)	(1.47)	(0.29)	(0.04)	(0.33)
11/30/2021	11.68	0.14	(0.15)	(0.01)	(0.17)	(0.37)	(0.54)
Class P
Class R2
11/30/2025	9.31	0.37	0.12	0.49	(0.38)	—	(0.38)
11/30/2024	9.08	0.38	0.23	0.61	(0.38)	—	(0.38)
11/30/2023	9.34	0.35	(0.25)	0.10	(0.36)	—	(0.36)
11/30/2022	11.14	0.17	(1.70)	(1.53)	(0.23)	(0.04)	(0.27)
11/30/2021	11.69	0.07	(0.15)	(0.08)	(0.10)	(0.37)	(0.47)

PROSPECTUS – THE FUNDS

CORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2025	$9.41	5.70	0.55	0.55	4.36	$708,116	453
11/30/2024	9.31	7.24	0.55	0.56	4.55	704,956	449
11/30/2023	9.08	1.52	0.56	0.56	4.24	617,453	509
11/30/2022	9.34	(13.54)	0.57	0.57	2.14	476,618	541
11/30/2021	11.14	(0.30)	0.58	0.58	1.01	646,894	492
Class C
11/30/2025	9.37	5.11	1.22	1.22	3.69	42,456	453
11/30/2024	9.26	6.48	1.18	1.18	3.92	44,166	449
11/30/2023	9.04	0.88	1.17	1.17	3.63	27,521	509
11/30/2022	9.30	(13.97)	1.19	1.19	1.50	19,226	541
11/30/2021	11.08	(0.96)	1.22	1.22	0.38	29,523	492
Class F
11/30/2025	9.41	5.80	0.45	0.45	4.47	52,116	453
11/30/2024	9.31	7.35	0.45	0.46	4.65	74,423	449
11/30/2023	9.08	1.62	0.45	0.45	4.25	59,852	509
11/30/2022	9.34	(13.37)	0.48	0.48	1.89	81,612	541
11/30/2021	11.13	(0.21)	0.48	0.48	1.11	342,050	492
Class F3
11/30/2025	9.41	5.98	0.28	0.28	4.64	845,212	453
11/30/2024	9.31	7.53	0.29	0.29	4.81	746,271	449
11/30/2023	9.08	1.78	0.30	0.30	4.51	560,700	509
11/30/2022	9.34	(13.23)	0.31	0.31	2.43	362,923	541
11/30/2021	11.13	(0.12)	0.30	0.30	1.28	442,421	492
Class I
11/30/2025	9.41	6.06	0.31	0.35	4.60	3,310,669	453
11/30/2024	9.30	7.50	0.32	0.36	4.78	2,883,358	449
11/30/2023	9.07	1.76	0.32	0.36	4.50	1,972,014	509
11/30/2022	9.33	(13.34)	0.33	0.37	2.68	1,165,866	541
11/30/2021	11.13	(0.07)	0.34	0.38	1.25	534,313	492
Class P
Class R2
11/30/2025	9.42	5.39	0.95	0.95	3.97	489	453
11/30/2024	9.31	6.82	0.95	0.95	4.15	638	449
11/30/2023	9.08	1.11	0.96	0.96	3.82	384	509
11/30/2022	9.34	(13.88)	0.97	0.98	1.65	368	541
11/30/2021	11.14	(0.70)	0.98	0.98	0.60	850	492

PROSPECTUS – THE FUNDS

CORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain/ (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2025	$9.31	$0.38	$0.11	$0.49	$(0.39)	$—	$(0.39)
11/30/2024	9.08	0.39	0.23	0.62	(0.39)	—	(0.39)
11/30/2023	9.34	0.36	(0.25)	0.11	(0.37)	—	(0.37)
11/30/2022	11.14	0.18	(1.70)	(1.52)	(0.24)	(0.04)	(0.28)
11/30/2021	11.69	0.08	(0.15)	(0.07)	(0.11)	(0.37)	(0.48)
Class R4
11/30/2025	9.31	0.40	0.11	0.51	(0.41)	—	(0.41)
11/30/2024	9.08	0.42	0.22	0.64	(0.41)	—	(0.41)
11/30/2023	9.34	0.39	(0.26)	0.13	(0.39)	—	(0.39)
11/30/2022	11.13	0.21	(1.70)	(1.49)	(0.26)	(0.04)	(0.30)
11/30/2021	11.68	0.11	(0.15)	(0.04)	(0.14)	(0.37)	(0.51)
Class R5
11/30/2025	9.31	0.42	0.12	0.54	(0.43)	—	(0.43)
11/30/2024	9.08	0.44	0.23	0.67	(0.44)	—	(0.44)
11/30/2023	9.34	0.41	(0.25)	0.16	(0.42)	—	(0.42)
11/30/2022	11.14	0.25	(1.72)	(1.47)	(0.29)	(0.04)	(0.33)
11/30/2021	11.69	0.13	(0.14)	(0.01)	(0.17)	(0.37)	(0.54)
Class R6
11/30/2025	9.30	0.43	0.12	0.55	(0.44)	—	(0.44)
11/30/2024	9.07	0.45	0.22	0.67	(0.44)	—	(0.44)
11/30/2023	9.34	0.41	(0.26)	0.15	(0.42)	—	(0.42)
11/30/2022	11.13	0.25	(1.71)	(1.46)	(0.29)	(0.04)	(0.33)
11/30/2021	11.68	0.14	(0.15)	(0.01)	(0.17)	(0.37)	(0.54)
(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions.Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

CORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R3
11/30/2025	$9.41	5.38	0.85	0.85	4.06	$4,980	453
11/30/2024	9.31	6.92	0.85	0.86	4.24	4,731	449
11/30/2023	9.08	1.21	0.85	0.85	3.90	4,713	509
11/30/2022	9.34	(13.80)	0.87	0.88	1.79	5,914	541
11/30/2021	11.14	(0.60)	0.88	0.88	0.71	9,264	492
Class R4
11/30/2025	9.41	5.76	0.60	0.60	4.32	8,404	453
11/30/2024	9.31	7.08	0.60	0.61	4.50	10,495	449
11/30/2023	9.08	1.47	0.61	0.61	4.18	8,769	509
11/30/2022	9.34	(13.50)	0.62	0.62	2.10	8,047	541
11/30/2021	11.13	(0.36)	0.63	0.63	0.96	10,587	492
Class R5
11/30/2025	9.42	6.02	0.35	0.35	4.56	5,459	453
11/30/2024	9.31	7.46	0.35	0.36	4.75	5,794	449
11/30/2023	9.08	1.72	0.36	0.36	4.50	3,764	509
11/30/2022	9.34	(13.36)	0.37	0.37	2.51	1,782	541
11/30/2021	11.14	(0.10)	0.38	0.38	1.20	1,443	492
Class R6
11/30/2025	9.41	6.10	0.28	0.28	4.64	64,938	453
11/30/2024	9.30	7.53	0.29	0.29	4.81	47,577	449
11/30/2023	9.07	1.78	0.30	0.30	4.49	42,245	509
11/30/2022	9.34	(13.32)	0.31	0.31	2.52	36,072	541
11/30/2021	11.13	(0.03)	0.30	0.30	1.29	30,405	492

PROSPECTUS – THE FUNDS

CORE PLUS BOND FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain/ (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2025	$12.96	$0.62	$0.13	$0.75	$(0.65)	$—	$(0.65)
11/30/2024	12.56	0.68	0.40	1.08	(0.68)	—	(0.68)
11/30/2023	12.87	0.61	(0.28)	0.33	(0.64)	—	(0.64)
11/30/2022	15.38	0.40	(2.44)	(2.04)	(0.46)	(0.01)	(0.47)
11/30/2021	15.78	0.33	(0.14)	0.19	(0.42)	(0.17)	(0.59)
Class C
11/30/2025	12.97	0.53	0.13	0.66	(0.56)	—	(0.56)
11/30/2024	12.56	0.60	0.41	1.01	(0.60)	—	(0.60)
11/30/2023	12.87	0.53	(0.29)	0.24	(0.55)	—	(0.55)
11/30/2022	15.38	0.31	(2.44)	(2.13)	(0.37)	(0.01)	(0.38)
11/30/2021	15.78	0.23	(0.14)	0.09	(0.32)	(0.17)	(0.49)
Class F
11/30/2025	12.95	0.64	0.12	0.76	(0.66)	—	(0.66)
11/30/2024	12.54	0.69	0.41	1.10	(0.69)	—	(0.69)
11/30/2023	12.86	0.59	(0.26)	0.33	(0.65)	—	(0.65)
11/30/2022	15.36	0.39	(2.40)	(2.01)	(0.48)	(0.01)	(0.49)
11/30/2021	15.76	0.34	(0.14)	0.20	(0.43)	(0.17)	(0.60)
Class F3
11/30/2025	12.96	0.66	0.13	0.79	(0.69)	—	(0.69)
11/30/2024	12.56	0.72	0.40	1.12	(0.72)	—	(0.72)
11/30/2023	12.87	0.65	(0.29)	0.36	(0.67)	—	(0.67)
11/30/2022	15.37	0.44	(2.42)	(1.98)	(0.51)	(0.01)	(0.52)
11/30/2021	15.77	0.36	(0.13)	0.23	(0.46)	(0.17)	(0.63)
Class I
11/30/2025	12.95	0.65	0.13	0.78	(0.68)	—	(0.68)
11/30/2024	12.54	0.70	0.42	1.12	(0.71)	—	(0.71)
11/30/2023	12.86	0.64	(0.30)	0.34	(0.66)	—	(0.66)
11/30/2022	15.37	0.47	(2.48)	(2.01)	(0.49)	(0.01)	(0.50)
11/30/2021	15.77	0.37	(0.15)	0.22	(0.45)	(0.17)	(0.62)
Class R3
11/30/2025	12.96	0.58	0.13	0.71	(0.61)	—	(0.61)
11/30/2024	12.55	0.63	0.42	1.05	(0.64)	—	(0.64)
11/30/2023	12.86	0.57	(0.28)	0.29	(0.60)	—	(0.60)
11/30/2022	15.37	0.36	(2.44)	(2.08)	(0.42)	(0.01)	(0.43)
11/30/2021	15.77	0.28	(0.14)	0.14	(0.37)	(0.17)	(0.54)

PROSPECTUS – THE FUNDS

CORE PLUS BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Ratios to Average Net Assets:				Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2025	$13.06	6.00	0.65	0.65	4.85	$352,965	448
11/30/2024	12.96	8.78	0.63	0.63	5.26	302,459	377
11/30/2023	12.56	2.59	0.65	0.65	4.81	146,294	451
11/30/2022	12.87	(13.38)	0.68	0.69	2.93	92,635	407
11/30/2021	15.38	1.23	0.68	0.73	2.12	76,162	258
Class C
11/30/2025	13.07	5.28	1.34	1.34	4.16	42,777	448
11/30/2024	12.97	8.17	1.28	1.28	4.62	32,824	377
11/30/2023	12.56	1.93	1.30	1.30	4.22	14,742	451
11/30/2022	12.87	(13.94)	1.33	1.34	2.23	5,380	407
11/30/2021	15.38	0.57	1.33	1.38	1.50	5,550	258
Class F
11/30/2025	13.05	6.11	0.55	0.55	4.98	11,934	448
11/30/2024	12.95	8.97	0.53	0.53	5.41	19,311	377
11/30/2023	12.54	2.61	0.53	0.53	4.60	20,366	451
11/30/2022	12.86	(13.25)	0.58	0.59	2.78	111,760	407
11/30/2021	15.36	1.32	0.58	0.62	2.18	274,812	258
Class F3
11/30/2025	13.06	6.32	0.35	0.35	5.15	231,182	448
11/30/2024	12.96	9.08	0.36	0.36	5.56	196,708	377
11/30/2023	12.56	2.87	0.38	0.38	5.13	115,395	451
11/30/2022	12.87	(13.06)	0.39	0.40	3.22	47,207	407
11/30/2021	15.37	1.51	0.38	0.43	2.32	34,554	258
Class I
11/30/2025	13.05	6.21	0.45	0.45	5.05	3,753,216	448
11/30/2024	12.95	9.08	0.43	0.43	5.46	2,834,800	377
11/30/2023	12.54	2.71	0.45	0.45	5.07	1,151,379	451
11/30/2022	12.86	(13.21)	0.48	0.48	3.58	411,464	407
11/30/2021	15.37	1.42	0.48	0.54	2.40	13,423	258
Class R3
11/30/2025	13.06	5.68	0.95	0.95	4.55	945	448
11/30/2024	12.96	8.54	0.94	0.94	4.90	928	377
11/30/2023	12.55	2.28	0.95	0.95	4.52	224	451
11/30/2022	12.86	(13.64)	0.98	0.99	2.60	155	407
11/30/2021	15.37	0.93	0.98	1.03	1.84	159	258

PROSPECTUS – THE FUNDS

CORE PLUS BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain/ (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
11/30/2025	$12.96	$0.62	$0.13	$0.75	$(0.65)	$—	$(0.65)
11/30/2024	12.56	0.67	0.40	1.07	(0.67)	—	(0.67)
11/30/2023	12.87	0.60	(0.28)	0.32	(0.63)	—	(0.63)
11/30/2022	15.37	0.38	(2.41)	(2.03)	(0.46)	(0.01)	(0.47)
11/30/2021	15.77	0.32	(0.14)	0.18	(0.41)	(0.17)	(0.58)
Class R5
11/30/2025	12.96	0.65	0.13	0.78	(0.68)	—	(0.68)
11/30/2024	12.56	0.71	0.40	1.11	(0.71)	—	(0.71)
11/30/2023	12.87	0.64	(0.29)	0.35	(0.66)	—	(0.66)
11/30/2022	15.38	0.43	(2.44)	(2.01)	(0.49)	(0.01)	(0.50)
11/30/2021	15.77	0.36	(0.13)	0.23	(0.45)	(0.17)	(0.62)
Class R6
11/30/2025	12.96	0.66	0.13	0.79	(0.69)	—	(0.69)
11/30/2024	12.56	0.71	0.41	1.12	(0.72)	—	(0.72)
11/30/2023	12.87	0.65	(0.29)	0.36	(0.67)	—	(0.67)
11/30/2022	15.38	0.46	(2.46)	(2.00)	(0.50)	(0.01)	(0.51)
11/30/2021	15.78	0.38	(0.14)	0.24	(0.47)	(0.17)	(0.64)

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

CORE PLUS BOND FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R4
11/30/2025	$13.06	5.95	0.70	0.70	4.80	$2,337	448
11/30/2024	12.96	8.72	0.69	0.69	5.16	1,976	377
11/30/2023	12.56	2.54	0.70	0.70	4.75	493	451
11/30/2022	12.87	(13.36)	0.73	0.74	2.76	295	407
11/30/2021	15.37	1.18	0.73	0.77	2.06	379	258
Class R5
11/30/2025	13.06	6.21	0.44	0.44	5.05	28	448
11/30/2024	12.96	9.00	0.43	0.43	5.50	25	377
11/30/2023	12.56	2.80	0.42	0.42	5.02	15	451
11/30/2022	12.87	(13.19)	0.46	0.46	3.09	10	407
11/30/2021	15.38	1.49	0.48	0.50	2.35	11	258
Class R6
11/30/2025	13.06	6.32	0.35	0.35	5.14	36,165	448
11/30/2024	12.96	9.07	0.36	0.36	5.54	24,223	377
11/30/2023	12.56	2.87	0.38	0.38	5.08	4,193	451
11/30/2022	12.87	(13.12)	0.39	0.40	3.42	3,380	407
11/30/2021	15.38	1.53	0.38	0.44	2.44	1,061	258

PROSPECTUS – THE FUNDS

FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain/(loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2025	$8.18	$0.58	$(0.13)	$0.45	$(0.57)	$8.06
11/30/2024	8.07	0.69	0.10	0.79	(0.68)	8.18
11/30/2023	7.89	0.67	0.17	0.84	(0.66)	8.07
11/30/2022	8.37	0.37	(0.48)	(0.11)	(0.37)	7.89
11/30/2021	8.20	0.33	0.16	0.49	(0.32)	8.37
Class C
11/30/2025	8.18	0.53	(0.12)	0.41	(0.52)	8.07
11/30/2024	8.08	0.64	0.09	0.73	(0.63)	8.18
11/30/2023	7.89	0.62	0.18	0.80	(0.61)	8.08
11/30/2022	8.37	0.32	(0.48)	(0.16)	(0.32)	7.89
11/30/2021	8.20	0.27	0.17	0.44	(0.27)	8.37
Class F
11/30/2025	8.17	0.59	(0.12)	0.47	(0.58)	8.06
11/30/2024	8.06	0.70	0.10	0.80	(0.69)	8.17
11/30/2023	7.88	0.66	0.18	0.84	(0.66)	8.06
11/30/2022	8.36	0.35	(0.45)	(0.10)	(0.38)	7.88
11/30/2021	8.19	0.33	0.17	0.50	(0.33)	8.36
Class F3
11/30/2025	8.19	0.60	(0.12)	0.48	(0.60)	8.07
11/30/2024	8.08	0.71	0.10	0.81	(0.70)	8.19
11/30/2023	7.90	0.69	0.17	0.86	(0.68)	8.08
11/30/2022	8.38	0.40	(0.49)	(0.09)	(0.39)	7.90
11/30/2021	8.21	0.35	0.17	0.52	(0.35)	8.38
Class I
11/30/2025	8.18	0.59	(0.11)	0.48	(0.59)	8.07
11/30/2024	8.08	0.71	0.08	0.79	(0.69)	8.18
11/30/2023	7.89	0.69	0.17	0.86	(0.67)	8.08
11/30/2022	8.37	0.41	(0.50)	(0.09)	(0.39)	7.89
11/30/2021	8.20	0.34	0.17	0.51	(0.34)	8.37
Class R2
11/30/2025	8.19	0.54	(0.12)	0.42	(0.54)	8.07
11/30/2024	8.08	0.66	0.10	0.76	(0.65)	8.19
11/30/2023	7.90	0.63	0.17	0.80	(0.62)	8.08
11/30/2022	8.38	0.35	(0.49)	(0.14)	(0.34)	7.90
11/30/2021	8.20	0.29	0.18	0.47	(0.29)	8.38

PROSPECTUS – THE FUNDS

FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2025	5.75	0.81	0.81	7.15	$1,432,175	83
11/30/2024	10.10	0.80	0.80	8.45	1,529,999	105
11/30/2023	10.99	0.80	0.80	8.39	1,596,618	71
11/30/2022	(1.31)	0.80	0.80	4.60	1,882,335	85
11/30/2021	6.07	0.79	0.79	3.87	1,981,600	87
Class C
11/30/2025	5.22	1.43	1.43	6.53	215,335	83
11/30/2024	9.30	1.41	1.41	7.85	269,268	105
11/30/2023	10.43	1.44	1.44	7.74	331,798	71
11/30/2022	(1.93)	1.43	1.43	3.96	441,112	85
11/30/2021	5.42	1.41	1.41	3.26	499,850	87
Class F
11/30/2025	5.98	0.71	0.71	7.26	141,638	83
11/30/2024	10.08	0.70	0.70	8.57	180,989	105
11/30/2023	11.24	0.71	0.71	8.28	237,963	71
11/30/2022	(1.22)	0.69	0.69	4.24	869,845	85
11/30/2021	6.17	0.69	0.69	3.96	2,999,065	87
Class F3
11/30/2025	6.04	0.53	0.53	7.42	90,869	83
11/30/2024	10.40	0.53	0.53	8.73	84,008	105
11/30/2023	11.28	0.54	0.54	8.60	90,205	71
11/30/2022	(1.04)	0.53	0.53	4.95	178,268	85
11/30/2021	6.34	0.53	0.53	4.12	137,808	87
Class I
11/30/2025	6.09	0.61	0.61	7.35	2,568,365	83
11/30/2024	10.19	0.60	0.60	8.65	2,595,978	105
11/30/2023	11.35	0.60	0.60	8.60	2,579,223	71
11/30/2022	(1.11)	0.60	0.60	5.05	2,954,554	85
11/30/2021	6.28	0.59	0.59	4.06	1,133,927	87
Class R2
11/30/2025	5.33	1.21	1.21	6.73	743	83
11/30/2024	9.67	1.20	1.20	8.06	665	105
11/30/2023	10.54	1.20	1.20	7.95	760	71
11/30/2022	(1.70)	1.20	1.20	4.28	1,086	85
11/30/2021	5.78	1.19	1.19	3.48	965	87

PROSPECTUS – THE FUNDS

FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain/(loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
11/30/2025	$8.18	$0.55	$(0.11)	$0.44	$(0.55)	$8.07
11/30/2024	8.07	0.66	0.10	0.76	(0.65)	8.18
11/30/2023	7.89	0.65	0.16	0.81	(0.63)	8.07
11/30/2022	8.37	0.36	(0.49)	(0.13)	(0.35)	7.89
11/30/2021	8.20	0.30	0.17	0.47	(0.30)	8.37
Class R4
11/30/2025	8.18	0.57	(0.12)	0.45	(0.57)	8.06
11/30/2024	8.07	0.69	0.09	0.78	(0.67)	8.18
11/30/2023	7.89	0.67	0.16	0.83	(0.65)	8.07
11/30/2022	8.37	0.36	(0.47)	(0.11)	(0.37)	7.89
11/30/2021	8.20	0.32	0.17	0.49	(0.32)	8.37
Class R5
11/30/2025	8.19	0.59	(0.11)	0.48	(0.59)	8.08
11/30/2024	8.08	0.71	0.09	0.80	(0.69)	8.19
11/30/2023	7.90	0.69	0.16	0.85	(0.67)	8.08
11/30/2022	8.38	0.39	(0.48)	(0.09)	(0.39)	7.90
11/30/2021	8.21	0.34	0.17	0.51	(0.34)	8.38
Class R6
11/30/2025	8.19	0.60	(0.12)	0.48	(0.60)	8.07
11/30/2024	8.08	0.71	0.10	0.81	(0.70)	8.19
11/30/2023	7.90	0.68	0.18	0.86	(0.68)	8.08
11/30/2022	8.38	0.39	(0.48)	(0.09)	(0.39)	7.90
11/30/2021	8.20	0.35	0.18	0.53	(0.35)	8.38

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

FLOATING RATE FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R3
11/30/2025	5.56	1.11	1.11	6.85	$72,687	83
11/30/2024	9.64	1.10	1.10	8.14	100,063	105
11/30/2023	10.80	1.10	1.10	8.13	86,913	71
11/30/2022	(1.60)	1.10	1.10	4.48	76,898	85
11/30/2021	5.76	1.09	1.09	3.58	51,915	87
Class R4
11/30/2025	5.69	0.86	0.86	7.10	1,196	83
11/30/2024	10.05	0.85	0.85	8.42	1,377	105
11/30/2023	10.93	0.85	0.85	8.36	1,532	71
11/30/2022	(1.36)	0.84	0.84	4.36	1,746	85
11/30/2021	6.02	0.84	0.84	3.83	2,680	87
Class R5
11/30/2025	6.09	0.61	0.61	7.32	2,780	83
11/30/2024	10.32	0.60	0.60	8.64	2,205	105
11/30/2023	11.21	0.60	0.60	8.64	2,004	71
11/30/2022	(1.11)	0.60	0.60	4.73	2,123	85
11/30/2021	6.28	0.59	0.59	4.08	2,975	87
Class R6
11/30/2025	6.04	0.53	0.53	7.43	45,028	83
11/30/2024	10.40	0.53	0.53	8.71	46,421	105
11/30/2023	11.28	0.54	0.54	8.56	39,119	71
11/30/2022	(1.04)	0.53	0.53	4.83	71,452	85
11/30/2021	6.48	0.53	0.53	4.15	95,334	87

PROSPECTUS – THE FUNDS

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain/ (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class A
11/30/2025	$6.45	$0.44	$(0.06)	$0.38	$(0.45)	$—	$(0.45)
11/30/2024	6.13	0.45	0.32	0.77	(0.45)	—	(0.45)
11/30/2023	6.20	0.38	(0.05)	0.33	(0.40)	—	(0.40)
11/30/2022	7.43	0.35	(1.20)	(0.85)	(0.37)	(0.01)	(0.38)
11/30/2021	7.30	0.35	0.14	0.49	(0.36)	—	(0.36)
Class C
11/30/2025	6.42	0.40	(0.07)	0.33	(0.41)	—	(0.41)
11/30/2024	6.10	0.41	0.32	0.73	(0.41)	—	(0.41)
11/30/2023	6.17	0.34	(0.05)	0.29	(0.36)	—	(0.36)
11/30/2022	7.39	0.31	(1.19)	(0.88)	(0.33)	(0.01)	(0.34)
11/30/2021	7.27	0.30	0.13	0.43	(0.31)	—	(0.31)
Class F
11/30/2025	6.44	0.45	(0.06)	0.39	(0.46)	—	(0.46)
11/30/2024	6.12	0.45	0.33	0.78	(0.46)	—	(0.46)
11/30/2023	6.19	0.38	(0.05)	0.33	(0.40)	—	(0.40)
11/30/2022	7.42	0.36	(1.20)	(0.84)	(0.38)	(0.01)	(0.39)
11/30/2021	7.30	0.35	0.14	0.49	(0.37)	—	(0.37)
Class F3
11/30/2025	6.48	0.46	(0.05)	0.41	(0.48)	—	(0.48)
11/30/2024	6.16	0.47	0.32	0.79	(0.47)	—	(0.47)
11/30/2023	6.23	0.41	(0.06)	0.35	(0.42)	—	(0.42)
11/30/2022	7.46	0.37	(1.20)	(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.34	0.37	0.13	0.50	(0.38)	—	(0.38)
Class I
11/30/2025	6.48	0.46	(0.06)	0.40	(0.47)	—	(0.47)
11/30/2024	6.16	0.46	0.33	0.79	(0.47)	—	(0.47)
11/30/2023	6.23	0.40	(0.06)	0.34	(0.41)	—	(0.41)
11/30/2022	7.46	0.36	(1.19)	(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.34	0.36	0.14	0.50	(0.38)	—	(0.38)
Class R2
11/30/2025	6.49	0.42	(0.07)	0.35	(0.43)	—	(0.43)
11/30/2024	6.17	0.43	0.32	0.75	(0.43)	—	(0.43)
11/30/2023	6.24	0.36	(0.05)	0.31	(0.38)	—	(0.38)
11/30/2022	7.47	0.33	(1.20)	(0.87)	(0.35)	(0.01)	(0.36)
11/30/2021	7.35	0.32	0.13	0.45	(0.33)	—	(0.33)

PROSPECTUS – THE FUNDS

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2025	$6.38	6.22	0.92	0.93	6.97	$716,662	79
11/30/2024	6.45	12.96	0.92	0.93	7.07	736,258	82
11/30/2023	6.13	5.50	0.92	0.92	6.28	708,970	84
11/30/2022	6.20	(11.62)	0.89	0.90	5.24	799,529	106
11/30/2021	7.43	6.74	0.88	0.88	4.59	1,089,069	113
Class C
11/30/2025	6.34	5.38	1.56	1.56	6.33	85,896	79
11/30/2024	6.42	12.30	1.53	1.54	6.46	108,368	82
11/30/2023	6.10	4.85	1.54	1.54	5.64	128,213	84
11/30/2022	6.17	(12.12)	1.52	1.52	4.61	166,372	106
11/30/2021	7.39	5.94	1.50	1.50	3.96	258,441	113
Class F
11/30/2025	6.37	6.32	0.82	0.83	7.07	59,583	79
11/30/2024	6.44	12.90	0.82	0.83	7.15	77,748	82
11/30/2023	6.12	5.77	0.82	0.82	6.22	133,738	84
11/30/2022	6.19	(11.56)	0.79	0.80	5.22	456,720	106
11/30/2021	7.42	6.70	0.77	0.77	4.68	2,239,174	113
Class F3
11/30/2025	6.41	6.54	0.62	0.62	7.27	471,017	79
11/30/2024	6.48	13.28	0.61	0.62	7.38	478,251	82
11/30/2023	6.16	5.83	0.61	0.61	6.60	440,078	84
11/30/2022	6.23	(11.29)	0.60	0.60	5.54	558,736	106
11/30/2021	7.46	6.90	0.59	0.59	4.88	737,768	113
Class I
11/30/2025	6.41	6.44	0.72	0.73	7.17	1,650,915	79
11/30/2024	6.48	13.16	0.72	0.73	7.27	1,605,857	82
11/30/2023	6.16	5.72	0.72	0.72	6.48	1,612,167	84
11/30/2022	6.23	(11.37)	0.69	0.70	5.46	1,753,902	106
11/30/2021	7.46	6.80	0.67	0.67	4.78	1,759,013	113
Class R2
11/30/2025	6.41	5.64	1.32	1.32	6.57	5,506	79
11/30/2024	6.49	12.48	1.32	1.33	6.67	5,703	82
11/30/2023	6.17	5.09	1.32	1.32	5.91	5,265	84
11/30/2022	6.24	(11.88)	1.29	1.30	4.85	4,736	106
11/30/2021	7.47	6.17	1.27	1.28	4.19	6,381	113

PROSPECTUS – THE FUNDS

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain/ (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class R3
11/30/2025	$6.49	$0.43	$(0.07)	$0.36	$(0.44)	$—	$(0.44)
11/30/2024	6.17	0.43	0.33	0.76	(0.44)	—	(0.44)
11/30/2023	6.24	0.37	(0.06)	0.31	(0.38)	—	(0.38)
11/30/2022	7.47	0.33	(1.20)	(0.87)	(0.35)	(0.01)	(0.36)
11/30/2021	7.35	0.32	0.14	0.46	(0.34)	—	(0.34)
Class R4
11/30/2025	6.45	0.44	(0.07)	0.37	(0.45)	—	(0.45)
11/30/2024	6.13	0.44	0.33	0.77	(0.45)	—	(0.45)
11/30/2023	6.20	0.38	(0.05)	0.33	(0.40)	—	(0.40)
11/30/2022	7.43	0.35	(1.20)	(0.85)	(0.37)	(0.01)	(0.38)
11/30/2021	7.30	0.34	0.14	0.48	(0.35)	—	(0.35)
Class R5
11/30/2025	6.48	0.46	(0.07)	0.39	(0.47)	—	(0.47)
11/30/2024	6.16	0.46	0.33	0.79	(0.47)	—	(0.47)
11/30/2023	6.23	0.40	(0.06)	0.34	(0.41)	—	(0.41)
11/30/2022	7.46	0.36	(1.19)	(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.33	0.36	0.15	0.51	(0.38)	—	(0.38)
Class R6
11/30/2025	6.49	0.46	(0.06)	0.40	(0.48)	—	(0.48)
11/30/2024	6.16	0.47	0.33	0.80	(0.47)	—	(0.47)
11/30/2023	6.23	0.40	(0.05)	0.35	(0.42)	—	(0.42)
11/30/2022	7.46	0.37	(1.20)	(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.34	0.37	0.13	0.50	(0.38)	—	(0.38)

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R3
11/30/2025	$6.41	5.75	1.22	1.23	6.67	$88,582	79
11/30/2024	6.49	12.59	1.22	1.23	6.77	83,982	82
11/30/2023	6.17	5.19	1.22	1.22	5.99	82,376	84
11/30/2022	6.24	(11.80)	1.19	1.20	4.94	85,877	106
11/30/2021	7.47	6.27	1.17	1.18	4.29	113,623	113
Class R4
11/30/2025	6.37	6.00	0.97	0.98	6.92	37,165	79
11/30/2024	6.45	12.91	0.97	0.98	7.02	59,760	82
11/30/2023	6.13	5.45	0.97	0.97	6.21	60,932	84
11/30/2022	6.20	(11.67)	0.94	0.95	5.20	76,122	106
11/30/2021	7.43	6.69	0.92	0.93	4.54	96,477	113
Class R5
11/30/2025	6.40	6.27	0.73	0.73	7.17	36,937	79
11/30/2024	6.48	13.16	0.72	0.73	7.27	172,736	82
11/30/2023	6.16	5.89	0.72	0.72	6.47	184,673	84
11/30/2022	6.23	(11.52)	0.69	0.70	5.45	213,656	106
11/30/2021	7.46	6.95	0.67	0.68	4.80	267,722	113
Class R6
11/30/2025	6.41	6.38	0.62	0.62	7.27	223,547	79
11/30/2024	6.49	13.45	0.61	0.62	7.38	346,832	82
11/30/2023	6.16	5.83	0.61	0.61	6.57	466,516	84
11/30/2022	6.23	(11.29)	0.60	0.60	5.55	581,901	106
11/30/2021	7.46	6.90	0.58	0.59	4.88	700,615	113

PROSPECTUS – THE FUNDS

INCOME FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain/ (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2025	$2.47	$0.13	$0.01	$0.14	$(0.13)	$—	$(0.13)
11/30/2024	2.37	0.13	0.10	0.23	(0.13)	—	(0.13)
11/30/2023	2.40	0.11	(0.02)	0.09	(0.12)	—	(0.12)
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	—	(0.09)
Class C
11/30/2025	2.48	0.11	0.02	0.13	(0.12)	—	(0.12)
11/30/2024	2.38	0.11	0.11	0.22	(0.12)	—	(0.12)
11/30/2023	2.41	0.10	(0.03)	0.07	(0.10)	—	(0.10)
11/30/2022	3.00	0.07	(0.53)	(0.46)	(0.08)	(0.05)	(0.13)
11/30/2021	3.02	0.06	(0.01)	0.05	(0.07)	—	(0.07)
Class F
11/30/2025	2.46	0.13	0.03	0.16	(0.14)	—	(0.14)
11/30/2024	2.36	0.13	0.10	0.23	(0.13)	—	(0.13)
11/30/2023	2.40	0.11	(0.03)	0.08	(0.12)	—	(0.12)
11/30/2022	2.99	0.08	(0.52)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	—	(0.09)
Class F3
11/30/2025	2.47	0.13	0.02	0.15	(0.14)	—	(0.14)
11/30/2024	2.37	0.13	0.11	0.24	(0.14)	—	(0.14)
11/30/2023	2.40	0.12	(0.03)	0.09	(0.12)	—	(0.12)
11/30/2022	2.99	0.09	(0.52)	(0.43)	(0.11)	(0.05)	(0.16)
11/30/2021	3.01	0.08	—	0.08	(0.10)	—	(0.10)
Class I
11/30/2025	2.47	0.13	0.03	0.16	(0.14)	—	(0.14)
11/30/2024	2.37	0.13	0.11	0.24	(0.14)	—	(0.14)
11/30/2023	2.40	0.12	(0.03)	0.09	(0.12)	—	(0.12)
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	—	0.08	(0.10)	—	(0.10)
Class R2
11/30/2025	2.49	0.12	0.02	0.14	(0.13)	—	(0.13)
11/30/2024	2.38	0.12	0.11	0.23	(0.12)	—	(0.12)
11/30/2023	2.42	0.10	(0.03)	0.07	(0.11)	—	(0.11)
11/30/2022	3.01	0.08	(0.53)	(0.45)	(0.09)	(0.05)	(0.14)
11/30/2021	3.03	0.06	—	0.06	(0.08)	—	(0.08)

PROSPECTUS – THE FUNDS

INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2025	$2.48	6.09	0.71	0.71	5.18	$1,424,019	243
11/30/2024	2.47	10.00	0.71	0.71	5.16	1,314,954	190
11/30/2023	2.37	3.75	0.73	0.73	4.64	1,004,478	108
11/30/2022	2.40	(15.22)	0.74	0.75	3.29	967,719	158
11/30/2021	2.99	2.38	0.73	0.73	2.53	1,275,012	112
Class C
11/30/2025	2.49	5.39	1.37	1.37	4.52	50,782	243
11/30/2024	2.48	9.31	1.33	1.33	4.53	54,883	190
11/30/2023	2.38	3.13	1.34	1.34	4.01	41,941	108
11/30/2022	2.41	(15.68)	1.37	1.37	2.61	45,245	158
11/30/2021	3.00	1.74	1.36	1.36	1.90	81,240	112
Class F
11/30/2025	2.48	6.63	0.61	0.61	5.29	28,557	243
11/30/2024	2.46	10.14	0.61	0.61	5.23	33,895	190
11/30/2023	2.36	3.42	0.63	0.63	4.64	55,509	108
11/30/2022	2.40	(15.14)	0.64	0.64	3.08	111,920	158
11/30/2021	2.99	2.48	0.63	0.63	2.62	570,553	112
Class F3
11/30/2025	2.48	6.38	0.43	0.43	5.45	2,220,334	243
11/30/2024	2.47	10.29	0.45	0.45	5.43	1,770,605	190
11/30/2023	2.37	4.03	0.45	0.45	4.94	1,184,461	108
11/30/2022	2.40	(14.98)	0.46	0.46	3.59	849,235	158
11/30/2021	2.99	2.66	0.45	0.45	2.79	985,589	112
Class I
11/30/2025	2.49	6.73	0.51	0.51	5.39	2,286,436	243
11/30/2024	2.47	10.22	0.51	0.51	5.36	2,327,403	190
11/30/2023	2.37	3.96	0.52	0.52	4.93	1,221,977	108
11/30/2022	2.40	(15.05)	0.54	0.55	3.72	429,047	158
11/30/2021	2.99	2.58	0.53	0.53	2.73	135,925	112
Class R2
11/30/2025	2.50	5.66	1.11	1.11	4.77	875	243
11/30/2024	2.49	9.99	1.11	1.11	4.75	690	190
11/30/2023	2.38	2.92	1.13	1.13	4.18	815	108
11/30/2022	2.42	(15.43)	1.14	1.15	2.90	1,107	158
11/30/2021	3.01	1.98	1.13	1.13	2.14	1,350	112
PROSPECTUS – THE FUNDS

INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain/ (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2025	$2.48	$0.12	$0.02	$0.14	$(0.13)	$—	$(0.13)
11/30/2024	2.37	0.12	0.12	0.24	(0.13)	—	(0.13)
11/30/2023	2.41	0.10	(0.03)	0.07	(0.11)	—	(0.11)
11/30/2022	3.00	0.08	(0.53)	(0.45)	(0.09)	(0.05)	(0.14)
11/30/2021	3.02	0.07	(0.01)	0.06	(0.08)	—	(0.08)
Class R4
11/30/2025	2.47	0.13	0.02	0.15	(0.13)	—	(0.13)
11/30/2024	2.37	0.12	0.11	0.23	(0.13)	—	(0.13)
11/30/2023	2.40	0.11	(0.02)	0.09	(0.12)	—	(0.12)
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	—	(0.09)
Class R5
11/30/2025	2.47	0.13	0.03	0.16	(0.14)	—	(0.14)
11/30/2024	2.37	0.13	0.11	0.24	(0.14)	—	(0.14)
11/30/2023	2.40	0.12	(0.03)	0.09	(0.12)	—	(0.12)
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	—	0.08	(0.10)	—	(0.10)
Class R6
11/30/2025	2.47	0.13	0.02	0.15	(0.14)	—	(0.14)
11/30/2024	2.37	0.13	0.11	0.24	(0.14)	—	(0.14)
11/30/2023	2.40	0.12	(0.03)	0.09	(0.12)	—	(0.12)
11/30/2022	2.99	0.09	(0.52)	(0.43)	(0.11)	(0.05)	(0.16)
11/30/2021	3.01	0.08	—	0.08	(0.10)	—	(0.10)

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

INCOME FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R3
11/30/2025	$2.49	5.77	1.01	1.01	4.88	$54,274	243
11/30/2024	2.48	10.12	1.01	1.01	4.86	52,447	190
11/30/2023	2.37	3.02	1.03	1.03	4.34	49,344	108
11/30/2022	2.41	(15.41)	1.04	1.05	3.00	47,036	158
11/30/2021	3.00	2.08	1.03	1.03	2.23	56,410	112
Class R4
11/30/2025	2.49	6.46	0.76	0.76	5.13	11,151	243
11/30/2024	2.47	9.95	0.76	0.76	5.10	5,937	190
11/30/2023	2.37	3.70	0.78	0.78	4.59	5,895	108
11/30/2022	2.40	(15.26)	0.79	0.80	3.38	5,992	158
11/30/2021	2.99	2.33	0.78	0.78	2.50	4,501	112
Class R5
11/30/2025	2.49	6.73	0.51	0.51	5.37	5,104	243
11/30/2024	2.47	10.22	0.51	0.51	5.36	2,433	190
11/30/2023	2.37	3.96	0.53	0.53	4.85	1,939	108
11/30/2022	2.40	(15.05)	0.54	0.55	3.31	1,559	158
11/30/2021	2.99	2.59	0.53	0.53	2.73	6,309	112
Class R6
11/30/2025	2.48	6.38	0.43	0.43	5.46	67,838	243
11/30/2024	2.47	10.29	0.44	0.44	5.42	61,681	190
11/30/2023	2.37	4.04	0.46	0.46	4.92	49,944	108
11/30/2022	2.40	(14.98)	0.46	0.46	3.59	42,966	158
11/30/2021	2.99	2.67	0.45	0.45	2.81	60,434	112

PROSPECTUS – THE FUNDS

INFLATION FOCUSED FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain/(loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2025	$11.63	$0.52	$0.26	$0.78	$(0.56)	$11.85
11/30/2024	11.39	0.38	0.36	0.74	(0.50)	11.63
11/30/2023	11.65	0.36	(0.16)	0.20	(0.46)	11.39
11/30/2022	12.44	0.25	(0.68)	(0.43)	(0.36)	11.65
11/30/2021	11.33	0.13	1.28	1.41	(0.30)	12.44
Class C
11/30/2025	11.64	0.44	0.28	0.72	(0.49)	11.87
11/30/2024	11.41	0.30	0.36	0.66	(0.43)	11.64
11/30/2023	11.67	0.28	(0.16)	0.12	(0.38)	11.41
11/30/2022	12.46	0.16	(0.68)	(0.52)	(0.27)	11.67
11/30/2021	11.35	0.05	1.29	1.34	(0.23)	12.46
Class F
11/30/2025	11.64	0.53	0.27	0.80	(0.57)	11.87
11/30/2024	11.41	0.39	0.35	0.74	(0.51)	11.64
11/30/2023	11.67	0.37	(0.16)	0.21	(0.47)	11.41
11/30/2022	12.46	0.23	(0.65)	(0.42)	(0.37)	11.67
11/30/2021	11.35	0.14	1.29	1.43	(0.32)	12.46
Class F3
11/30/2025	11.64	0.55	0.28	0.83	(0.60)	11.87
11/30/2024	11.40	0.41	0.36	0.77	(0.53)	11.64
11/30/2023	11.66	0.39	(0.16)	0.23	(0.49)	11.40
11/30/2022	12.45	0.29	(0.69)	(0.40)	(0.39)	11.66
11/30/2021	11.34	0.14	1.30	1.44	(0.33)	12.45
Class I
11/30/2025	11.62	0.54	0.27	0.81	(0.58)	11.85
11/30/2024	11.39	0.40	0.35	0.75	(0.52)	11.62
11/30/2023	11.65	0.38	(0.16)	0.22	(0.48)	11.39
11/30/2022	12.44	0.29	(0.69)	(0.40)	(0.39)	11.65
11/30/2021	11.34	0.16	1.27	1.43	(0.33)	12.44
Class R2
11/30/2025	11.57	0.47	0.27	0.74	(0.51)	11.80
11/30/2024	11.34	0.33	0.35	0.68	(0.45)	11.57
11/30/2023	11.60	0.32	(0.17)	0.15	(0.41)	11.34
11/30/2022	12.38	0.23	(0.70)	(0.47)	(0.31)	11.60
11/30/2021	11.30	0.11	1.23	1.34	(0.26)	12.38

PROSPECTUS – THE FUNDS

INFLATION FOCUSED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2025	6.82	0.73	0.74	4.37	$137,521	175
11/30/2024	6.60	0.78	0.79	3.24	155,796	78
11/30/2023	1.91	0.72	0.73	3.12	227,812	18
11/30/2022	(3.51)	0.66	0.67	2.02	472,591	67
11/30/2021	12.59	0.64	0.64	1.06	560,624	97
Class C
11/30/2025	6.27	1.34	1.34	3.77	23,546	175
11/30/2024	5.86	1.39	1.40	2.62	28,791	78
11/30/2023	1.22	1.40	1.41	2.43	46,548	18
11/30/2022	(4.20)	1.40	1.40	1.34	94,132	67
11/30/2021	11.85	1.31	1.31	0.39	92,580	97
Class F
11/30/2025	7.01	0.63	0.64	4.47	15,621	175
11/30/2024	6.61	0.68	0.69	3.33	21,019	78
11/30/2023	2.02	0.62	0.63	3.17	45,980	18
11/30/2022	(3.40)	0.54	0.55	1.83	284,593	67
11/30/2021	12.68	0.54	0.54	1.11	1,818,238	97
Class F3
11/30/2025	7.23	0.43	0.43	4.68	57,284	175
11/30/2024	6.90	0.49	0.51	3.51	62,785	78
11/30/2023	2.17	0.45	0.46	3.38	116,797	18
11/30/2022	(3.23)	0.38	0.39	2.39	308,596	67
11/30/2021	12.86	0.38	0.38	1.17	236,951	97
Class I
11/30/2025	7.12	0.53	0.54	4.59	508,205	175
11/30/2024	6.72	0.58	0.59	3.45	431,903	78
11/30/2023	2.11	0.51	0.52	3.32	738,283	18
11/30/2022	(3.31)	0.47	0.48	2.37	1,476,955	67
11/30/2021	12.73	0.44	0.45	1.32	1,006,157	97
Class R2
11/30/2025	6.50	1.13	1.14	3.98	421	175
11/30/2024	6.10	1.17	1.19	2.89	483	78
11/30/2023	1.58	1.11	1.12	2.79	428	18
11/30/2022	(3.92)	1.08	1.09	1.97	169	67
11/30/2021	11.96	1.07	1.07	0.96	—	97

PROSPECTUS – THE FUNDS

INFLATION FOCUSED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain/(loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
11/30/2025	$11.62	$0.48	$0.27	$0.75	$(0.52)	$11.85
11/30/2024	11.39	0.35	0.35	0.70	(0.47)	11.62
11/30/2023	11.65	0.33	(0.16)	0.17	(0.43)	11.39
11/30/2022	12.44	0.22	(0.69)	(0.47)	(0.32)	11.65
11/30/2021	11.34	0.11	1.26	1.37	(0.27)	12.44
Class R4
11/30/2025	11.62	0.51	0.27	0.78	(0.55)	11.85
11/30/2024	11.39	0.38	0.34	0.72	(0.49)	11.62
11/30/2023	11.65	0.36	(0.16)	0.20	(0.46)	11.39
11/30/2022	12.44	0.24	(0.68)	(0.44)	(0.35)	11.65
11/30/2021	11.34	0.15	1.25	1.40	(0.30)	12.44
Class R5
11/30/2025	11.61	0.54	0.27	0.81	(0.58)	11.84
11/30/2024	11.38	0.40	0.35	0.75	(0.52)	11.61
11/30/2023	11.64	0.39	(0.17)	0.22	(0.48)	11.38
11/30/2022	12.43	0.29	(0.70)	(0.41)	(0.38)	11.64
11/30/2021	11.33	0.17	1.26	1.43	(0.33)	12.43
Class R6
11/30/2025	11.62	0.55	0.27	0.82	(0.59)	11.85
11/30/2024	11.38	0.42	0.35	0.77	(0.53)	11.62
11/30/2023	11.64	0.39	(0.16)	0.23	(0.49)	11.38
11/30/2022	12.43	0.27	(0.67)	(0.40)	(0.39)	11.64
11/30/2021	11.34	0.18	1.25	1.43	(0.34)	12.43

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

INFLATION FOCUSED FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R3
11/30/2025	6.59	1.03	1.03	4.10	$1,274	175
11/30/2024	6.19	1.08	1.09	3.06	709	78
11/30/2023	1.70	1.01	1.02	2.86	1,017	18
11/30/2022	(3.88)	0.97	0.97	1.81	462	67
11/30/2021	12.17	0.94	0.95	0.90	402	97
Class R4
11/30/2025	6.86	0.78	0.79	4.33	2,569	175
11/30/2024	6.46	0.82	0.84	3.26	2,608	78
11/30/2023	1.86	0.76	0.77	3.11	2,684	18
11/30/2022	(3.55)	0.72	0.72	1.97	1,682	67
11/30/2021	12.46	0.70	0.70	1.21	2,020	97
Class R5
11/30/2025	7.13	0.53	0.54	4.59	2,080	175
11/30/2024	6.72	0.57	0.59	3.48	1,689	78
11/30/2023	2.11	0.50	0.51	3.43	1,556	18
11/30/2022	(3.32)	0.48	0.48	2.42	473	67
11/30/2021	12.75	0.45	0.45	1.40	304	97
Class R6
11/30/2025	7.24	0.43	0.43	4.69	30,221	175
11/30/2024	6.90	0.49	0.50	3.64	24,678	78
11/30/2023	2.17	0.46	0.47	3.40	14,116	18
11/30/2022	(3.24)	0.38	0.39	2.25	11,328	67
11/30/2021	12.71	0.39	0.40	1.52	16,742	97

PROSPECTUS – THE FUNDS

SHORT DURATION CORE BOND FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain/(loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2025	$9.21	$0.40		$0.08	$0.48	$(0.42)	$9.27
11/30/2024	9.10	0.44		0.12	0.56	(0.45)	9.21
11/30/2023	9.12	0.40		— (c)	0.40	(0.42)	9.10
11/30/2022	9.77	0.18		(0.58)	(0.40)	(0.25)	9.12
11/30/2021	9.89	0.07		(0.02)	0.05	(0.17)	9.77
Class C
11/30/2025	9.20	0.34		0.07	0.41	(0.35)	9.26
11/30/2024	9.10	0.38		0.11	0.49	(0.39)	9.20
11/30/2023	9.11	0.34		0.02 (d)	0.36	(0.37)	9.10
11/30/2022	9.76	0.11		(0.58)	(0.47)	(0.18)	9.11
11/30/2021	9.89	—	(c)	(0.03)	(0.03)	(0.10)	9.76
Class F
11/30/2025	9.20	0.41		0.08	0.49	(0.43)	9.26
11/30/2024	9.10	0.45		0.11	0.56	(0.46)	9.20
11/30/2023	9.11	0.40		0.02 (d)	0.42	(0.43)	9.10
11/30/2022	9.76	0.14		(0.53)	(0.39)	(0.26)	9.11
11/30/2021	9.89	0.08		(0.03)	0.05	(0.18)	9.76
Class F3
11/30/2025	9.20	0.43		0.07	0.50	(0.44)	9.26
11/30/2024	9.09	0.47		0.11	0.58	(0.47)	9.20
11/30/2023	9.11	0.43		— (c)	0.43	(0.45)	9.09
11/30/2022	9.76	0.26		(0.64)	(0.38)	(0.27)	9.11
11/30/2021	9.88	0.10		(0.02)	0.08	(0.20)	9.76
Class I
11/30/2025	9.20	0.42		0.07	0.49	(0.43)	9.26
11/30/2024	9.09	0.46		0.12	0.58	(0.47)	9.20
11/30/2023	9.11	0.42		— (c)	0.42	(0.44)	9.09
11/30/2022	9.77	0.19		(0.58)	(0.39)	(0.27)	9.11
11/30/2021	9.89	0.09		(0.02)	0.07	(0.19)	9.77
Class R3
11/30/2025	9.20	0.37		0.08	0.45	(0.39)	9.26
11/30/2024	9.09	0.42		0.11	0.53	(0.42)	9.20
11/30/2023	9.11	0.37		0.01 (d)	0.38	(0.40)	9.09
11/30/2022	9.76	0.19		(0.62)	(0.43)	(0.22)	9.11
11/30/2021	9.89	0.04		(0.03)	0.01	(0.14)	9.76

PROSPECTUS – THE FUNDS

SHORT DURATION CORE BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2025	5.28	0.60	0.71	4.35	$99,302	134
11/30/2024	6.25	0.60	0.72	4.81	89,259	78
11/30/2023	4.54	0.60	0.76	4.40	80,362	94
11/30/2022	(4.16)	0.60	0.79	1.88	44,849	176
11/30/2021	0.48	0.60	0.79	0.71	47,227	220
Class C
11/30/2025	4.58	1.28	1.39	3.67	10,350	134
11/30/2024	5.46	1.24	1.37	4.15	8,486	78
11/30/2023	3.99	1.23	1.39	3.75	5,345	94
11/30/2022	(4.79)	1.26	1.46	1.18	4,445	176
11/30/2021	(0.29)	1.28	1.47	0.04	4,026	220
Class F
11/30/2025	5.39	0.50	0.61	4.46	4,638	134
11/30/2024	6.24	0.50	0.62	4.91	5,670	78
11/30/2023	4.75	0.50	0.65	4.36	7,546	94
11/30/2022	(4.06)	0.50	0.68	1.46	19,105	176
11/30/2021	0.48	0.50	0.69	0.81	104,324	220
Class F3
11/30/2025	5.59	0.31	0.41	4.63	86,918	134
11/30/2024	6.57	0.31	0.42	5.10	64,070	78
11/30/2023	4.84	0.31	0.47	4.71	46,134	94
11/30/2022	(3.91)	0.33	0.49	2.83	29,952	176
11/30/2021	0.80	0.34	0.52	1.02	514	220
Class I
11/30/2025	5.49	0.40	0.51	4.54	431,952	134
11/30/2024	6.35	0.40	0.52	5.01	329,513	78
11/30/2023	4.86	0.40	0.56	4.64	272,872	94
11/30/2022	(4.06)	0.40	0.59	2.08	135,395	176
11/30/2021	0.68	0.40	0.59	0.89	26,463	220
Class R3
11/30/2025	4.97	0.90	1.01	4.04	152	134
11/30/2024	5.93	0.90	1.03	4.54	114	78
11/30/2023	4.22	0.90	1.06	4.09	605	94
11/30/2022	(4.45)	0.90	1.12	2.03	582	176
11/30/2021	0.09	0.90	1.09	0.42	61	220

PROSPECTUS – THE FUNDS

SHORT DURATION CORE BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain/(loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R4
11/30/2025	$9.20	$0.40	$0.07	$0.47	$(0.41)	$9.26
11/30/2024	9.10	0.44	0.10	0.54	(0.44)	9.20
11/30/2023	9.11	0.41	— (c)	0.41	(0.42)	9.10
11/30/2022	9.77	0.16	(0.58)	(0.42)	(0.24)	9.11
11/30/2021	9.89	0.07	(0.03)	0.04	(0.16)	9.77
Class R5
11/30/2025	9.20	0.42	0.07	0.49	(0.43)	9.26
11/30/2024	9.10	0.46	0.11	0.57	(0.47)	9.20
11/30/2023	9.11	0.42	0.01 (d)	0.43	(0.44)	9.10
11/30/2022	9.77	0.18	(0.58)	(0.40)	(0.26)	9.11
11/30/2021	9.89	0.09	(0.02)	0.07	(0.19)	9.77
Class R6
11/30/2025	9.20	0.43	0.07	0.50	(0.44)	9.26
11/30/2024	9.09	0.47	0.11	0.58	(0.47)	9.20
11/30/2023	9.11	0.43	— (c)	0.43	(0.45)	9.09
11/30/2022	9.76	0.19	(0.57)	(0.38)	(0.27)	9.11
11/30/2021	9.89	0.10	(0.04)	0.06	(0.19)	9.76

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c) Amount less than $0.01.

(d) Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2023, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

PROSPECTUS – THE FUNDS

SHORT DURATION CORE BOND FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R4
11/30/2025	5.23	0.65	0.75	4.30	$47	134
11/30/2024	6.08	0.65	0.77	4.75	42	78
11/30/2023	4.59	0.65	0.80	4.47	40	94
11/30/2022	(4.31)	0.65	0.80	1.71	11	176
11/30/2021	0.44	0.65	0.81	0.67	12	220
Class R5
11/30/2025	5.49	0.39	0.47	4.54	11	134
11/30/2024	6.35	0.41	0.50	5.00	11	78
11/30/2023	4.85	0.40	0.52	4.59	11	94
11/30/2022	(4.07)	0.40	0.57	1.95	11	176
11/30/2021	0.68	0.40	0.57	0.90	12	220
Class R6
11/30/2025	5.59	0.31	0.41	4.62	3,784	134
11/30/2024	6.57	0.31	0.42	5.07	2,458	78
11/30/2023	4.84	0.31	0.47	4.69	1,223	94
11/30/2022	(3.90)	0.33	0.49	2.04	925	176
11/30/2021	0.65	0.34	0.52	0.98	963	220

PROSPECTUS – THE FUNDS

SHORT DURATION INCOME FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain/(loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2025	$3.87	$0.17	$0.05	$0.22	$(0.20)	$3.89
11/30/2024	3.82	0.17	0.07	0.24	(0.19)	3.87
11/30/2023	3.84	0.15	— (c)	0.15	(0.17)	3.82
11/30/2022	4.16	0.08	(0.28)	(0.20)	(0.12)	3.84
11/30/2021	4.20	0.07	(0.01)	0.06	(0.10)	4.16
Class C
11/30/2025	3.90	0.15	0.04	0.19	(0.17)	3.92
11/30/2024	3.84	0.15	0.08	0.23	(0.17)	3.90
11/30/2023	3.86	0.12	0.01	0.13	(0.15)	3.84
11/30/2022	4.19	0.06	(0.30)	(0.24)	(0.09)	3.86
11/30/2021	4.22	0.04	—	0.04	(0.07)	4.19
Class F
11/30/2025	3.87	0.18	0.04	0.22	(0.20)	3.89
11/30/2024	3.82	0.17	0.07	0.24	(0.19)	3.87
11/30/2023	3.83	0.15	0.02	0.17	(0.18)	3.82
11/30/2022	4.16	0.08	(0.29)	(0.21)	(0.12)	3.83
11/30/2021	4.19	0.07	—	0.07	(0.10)	4.16
Class F3
11/30/2025	3.88	0.18	0.05	0.23	(0.21)	3.90
11/30/2024	3.82	0.18	0.08	0.26	(0.20)	3.88
11/30/2023	3.84	0.16	— (c)	0.16	(0.18)	3.82
11/30/2022	4.17	0.10	(0.30)	(0.20)	(0.13)	3.84
11/30/2021	4.20	0.08	—	0.08	(0.11)	4.17
Class I
11/30/2025	3.87	0.18	0.04	0.22	(0.20)	3.89
11/30/2024	3.82	0.18	0.07	0.25	(0.20)	3.87
11/30/2023	3.83	0.16	0.01	0.17	(0.18)	3.82
11/30/2022	4.16	0.10	(0.30)	(0.20)	(0.13)	3.83
11/30/2021	4.19	0.07	0.01 (d)	0.08	(0.11)	4.16
Class R2
11/30/2025	3.88	0.16	0.04	0.20	(0.18)	3.90
11/30/2024	3.82	0.15	0.09	0.24	(0.18)	3.88
11/30/2023	3.84	0.13	0.01	0.14	(0.16)	3.82
11/30/2022	4.16	0.07	(0.29)	(0.22)	(0.10)	3.84
11/30/2021	4.20	0.05	(0.01)	0.04	(0.08)	4.16

PROSPECTUS – THE FUNDS

SHORT DURATION INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2025	5.69	0.59	0.59	4.40	$7,218,119	161
11/30/2024	6.43	0.58	0.58	4.41	7,427,558	92
11/30/2023	4.02	0.59	0.59	3.84	7,726,193	54
11/30/2022	(4.90)	0.58	0.58	2.10	9,589,050	75
11/30/2021	1.40	0.58	0.58	1.55	13,355,736	84
Class C
11/30/2025	5.02	1.22	1.22	3.79	1,145,963	161
11/30/2024	6.05	1.19	1.19	3.79	1,333,782	92
11/30/2023	3.39	1.21	1.21	3.22	1,598,563	54
11/30/2022	(5.69)	1.22	1.22	1.45	2,170,217	75
11/30/2021	0.99	1.23	1.23	0.91	3,379,490	84
Class F
11/30/2025	5.80	0.49	0.49	4.51	918,441	161
11/30/2024	6.54	0.48	0.48	4.49	1,084,870	92
11/30/2023	4.40	0.49	0.49	3.81	1,469,843	54
11/30/2022	(5.05)	0.48	0.48	1.96	6,132,794	75
11/30/2021	1.74	0.48	0.48	1.65	26,865,299	84
Class F3
11/30/2025	5.98	0.31	0.31	4.69	4,495,035	161
11/30/2024	7.00	0.31	0.31	4.69	4,559,643	92
11/30/2023	4.31	0.31	0.32	4.12	4,626,104	54
11/30/2022	(4.87)	0.31	0.32	2.41	5,143,625	75
11/30/2021	1.91	0.31	0.31	1.81	5,139,001	84
Class I
11/30/2025	5.90	0.39	0.39	4.60	27,653,914	161
11/30/2024	6.64	0.38	0.38	4.61	26,180,734	92
11/30/2023	4.50	0.39	0.39	4.06	26,240,622	54
11/30/2022	(4.95)	0.38	0.38	2.51	25,868,734	75
11/30/2021	1.85	0.38	0.38	1.74	12,428,298	84
Class R2
11/30/2025	5.27	0.99	0.99	4.02	3,778	161
11/30/2024	6.28	0.98	0.98	4.01	5,210	92
11/30/2023	3.61	0.99	0.99	3.45	5,427	54
11/30/2022	(5.28)	0.98	0.98	1.70	6,312	75
11/30/2021	1.00	0.98	0.98	1.17	9,901	84

PROSPECTUS – THE FUNDS

SHORT DURATION INCOME FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain/(loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
11/30/2025	$3.88	$0.16	$0.04	$0.20	$(0.18)	$3.90
11/30/2024	3.82	0.16	0.08	0.24	(0.18)	3.88
11/30/2023	3.84	0.14	— (c)	0.14	(0.16)	3.82
11/30/2022	4.17	0.07	(0.29)	(0.22)	(0.11)	3.84
11/30/2021	4.20	0.05	0.01 (d)	0.06	(0.09)	4.17
Class R4
11/30/2025	3.88	0.17	0.04	0.21	(0.19)	3.90
11/30/2024	3.83	0.17	0.07	0.24	(0.19)	3.88
11/30/2023	3.84	0.15	0.01	0.16	(0.17)	3.83
11/30/2022	4.17	0.08	(0.30)	(0.22)	(0.11)	3.84
11/30/2021	4.20	0.07	—	0.07	(0.10)	4.17
Class R5
11/30/2025	3.87	0.18	0.04	0.22	(0.20)	3.89
11/30/2024	3.81	0.18	0.08	0.26	(0.20)	3.87
11/30/2023	3.83	0.15	0.01	0.16	(0.18)	3.81
11/30/2022	4.15	0.09	(0.29)	(0.20)	(0.12)	3.83
11/30/2021	4.19	0.08	(0.01)	0.07	(0.11)	4.15
Class R6
11/30/2025	3.87	0.18	0.05	0.23	(0.21)	3.89
11/30/2024	3.82	0.18	0.07	0.25	(0.20)	3.87
11/30/2023	3.83	0.16	0.01	0.17	(0.18)	3.82
11/30/2022	4.16	0.10	(0.30)	(0.20)	(0.13)	3.83
11/30/2021	4.19	0.08	—	0.08	(0.11)	4.16

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c) Amount less than $0.01.

(d) Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2021, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

PROSPECTUS – THE FUNDS

SHORT DURATION INCOME FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R3
11/30/2025	5.37	0.89	0.89	4.11	$276,295	161
11/30/2024	6.39	0.88	0.88	4.11	300,007	92
11/30/2023	3.71	0.89	0.89	3.55	314,049	54
11/30/2022	(5.18)	0.88	0.88	1.84	358,357	75
11/30/2021	1.10	0.88	0.88	1.26	410,131	84
Class R4
11/30/2025	5.64	0.64	0.64	4.36	146,845	161
11/30/2024	6.37	0.63	0.63	4.38	150,243	92
11/30/2023	4.24	0.64	0.64	3.80	137,909	54
11/30/2022	(5.23)	0.63	0.63	2.10	146,587	75
11/30/2021	1.67	0.63	0.63	1.58	168,338	84
Class R5
11/30/2025	5.90	0.39	0.39	4.59	79,768	161
11/30/2024	6.92	0.38	0.38	4.62	65,719	92
11/30/2023	4.23	0.39	0.39	4.05	64,991	54
11/30/2022	(4.79)	0.38	0.38	2.37	65,954	75
11/30/2021	1.67	0.38	0.38	1.83	63,717	84
Class R6
11/30/2025	5.99	0.31	0.31	4.68	1,078,450	161
11/30/2024	6.72	0.31	0.31	4.69	1,103,777	92
11/30/2023	4.58	0.31	0.32	4.12	1,008,631	54
11/30/2022	(4.89)	0.31	0.32	2.42	1,077,561	75
11/30/2021	1.91	0.31	0.31	1.82	1,035,235	84

PROSPECTUS – THE FUNDS

TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain/ (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2025	$8.81	$0.39	$0.10	$0.49	$(0.41)	$—	$(0.41)
11/30/2024	8.54	0.41	0.27	0.68	(0.41)	—	(0.41)
11/30/2023	8.76	0.37	(0.20)	0.17	(0.39)	—	(0.39)
11/30/2022	10.54	0.25	(1.68)	(1.43)	(0.29)	(0.06)	(0.35)
11/30/2021	10.91	0.19	(0.12)	0.07	(0.21)	(0.23)	(0.44)
Class C
11/30/2025	8.80	0.34	0.10	0.44	(0.36)	—	(0.36)
11/30/2024	8.53	0.35	0.28	0.63	(0.36)	—	(0.36)
11/30/2023	8.76	0.31	(0.20)	0.11	(0.34)	—	(0.34)
11/30/2022	10.53	0.18	(1.66)	(1.48)	(0.23)	(0.06)	(0.29)
11/30/2021	10.90	0.12	(0.11)	0.01	(0.15)	(0.23)	(0.38)
Class F
11/30/2025	8.81	0.40	0.10	0.50	(0.42)	—	(0.42)
11/30/2024	8.54	0.41	0.28	0.69	(0.42)	—	(0.42)
11/30/2023	8.76	0.37	(0.19)	0.18	(0.40)	—	(0.40)
11/30/2022	10.54	0.24	(1.66)	(1.42)	(0.30)	(0.06)	(0.36)
11/30/2021	10.91	0.20	(0.12)	0.08	(0.22)	(0.23)	(0.45)
Class F3
11/30/2025	8.81	0.42	0.11	0.53	(0.44)	—	(0.44)
11/30/2024	8.54	0.43	0.28	0.71	(0.44)	—	(0.44)
11/30/2023	8.77	0.39	(0.21)	0.18	(0.41)	—	(0.41)
11/30/2022	10.54	0.28	(1.68)	(1.40)	(0.31)	(0.06)	(0.37)
11/30/2021	10.91	0.22	(0.11)	0.11	(0.25)	(0.23)	(0.48)
Class I
11/30/2025	8.83	0.41	0.11	0.52	(0.44)	—	(0.44)
11/30/2024	8.56	0.43	0.27	0.70	(0.43)	—	(0.43)
11/30/2023	8.78	0.39	(0.20)	0.19	(0.41)	—	(0.41)
11/30/2022	10.56	0.28	(1.69)	(1.41)	(0.31)	(0.06)	(0.37)
11/30/2021	10.93	0.22	(0.12)	0.10	(0.24)	(0.23)	(0.47)
Class P
11/30/2025	8.85	0.38	0.09	0.47	(0.39)	—	(0.39)
11/30/2024	8.58	0.38	0.28	0.66	(0.39)	—	(0.39)
11/30/2023	8.81	0.34	(0.20)	0.14	(0.37)	—	(0.37)
11/30/2022	10.59	0.22	(1.68)	(1.46)	(0.26)	(0.06)	(0.32)
11/30/2021	10.96	0.16	(0.11)	0.05	(0.19)	(0.23)	(0.42)

PROSPECTUS – THE FUNDS

TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class A
11/30/2025	$8.89	5.78	0.65	0.65	4.48	$1,022,525	429
11/30/2024	8.81	8.13	0.66	0.66	4.64	1,025,041	385
11/30/2023	8.54	1.96	0.65	0.65	4.22	940,982	409
11/30/2022	8.76	(13.78)	0.65	0.65	2.60	973,820	461
11/30/2021	10.54	0.68	0.64	0.64	1.79	1,300,031	393
Class C
11/30/2025	8.88	5.11	1.29	1.29	3.84	24,717	429
11/30/2024	8.80	7.48	1.27	1.27	4.03	26,876	385
11/30/2023	8.53	1.33	1.26	1.26	3.59	27,572	409
11/30/2022	8.76	(14.32)	1.27	1.27	1.95	34,393	461
11/30/2021	10.53	0.04	1.28	1.28	1.16	59,759	393
Class F
11/30/2025	8.89	5.89	0.55	0.55	4.58	74,427	429
11/30/2024	8.81	8.24	0.56	0.56	4.74	74,397	385
11/30/2023	8.54	2.06	0.56	0.56	4.19	80,557	409
11/30/2022	8.76	(13.69)	0.55	0.55	2.45	234,058	461
11/30/2021	10.54	0.78	0.54	0.54	1.88	1,059,760	393
Class F3
11/30/2025	8.90	6.21	0.36	0.36	4.77	1,038,481	429
11/30/2024	8.81	8.45	0.36	0.36	4.94	951,853	385
11/30/2023	8.54	2.14	0.36	0.36	4.52	799,149	409
11/30/2022	8.77	(13.42)	0.35	0.35	2.91	707,783	461
11/30/2021	10.54	0.97	0.35	0.35	2.07	881,986	393
Class I
11/30/2025	8.91	6.03	0.41	0.45	4.72	1,389,751	429
11/30/2024	8.83	8.38	0.42	0.46	4.88	1,349,888	385
11/30/2023	8.56	2.21	0.41	0.45	4.49	1,071,474	409
11/30/2022	8.78	(13.53)	0.41	0.45	3.06	762,733	461
11/30/2021	10.56	0.92	0.40	0.44	2.02	433,258	393
Class P
11/30/2025	8.93	5.50	0.88	0.88	4.30	6	429
11/30/2024	8.85	7.85	0.90	0.90	4.38	19	385
11/30/2023	8.58	1.70	0.91	0.91	3.81	41	409
11/30/2022	8.81	(14.01)	0.90	0.90	2.33	515	461
11/30/2021	10.59	0.43	0.89	0.89	1.53	710	393
PROSPECTUS – THE FUNDS

TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain/ (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2025	$8.80	$0.36	$0.11	$0.47	$(0.38)	$—	$(0.38)
11/30/2024	8.54	0.37	0.27	0.64	(0.38)	—	(0.38)
11/30/2023	8.76	0.33	(0.20)	0.13	(0.35)	—	(0.35)
11/30/2022	10.54	0.21	(1.68)	(1.47)	(0.25)	(0.06)	(0.31)
11/30/2021	10.90	0.15	(0.11)	0.04	(0.17)	(0.23)	(0.40)
Class R3
11/30/2025	8.81	0.37	0.10	0.47	(0.39)	—	(0.39)
11/30/2024	8.54	0.38	0.28	0.66	(0.39)	—	(0.39)
11/30/2023	8.76	0.34	(0.20)	0.14	(0.36)	—	(0.36)
11/30/2022	10.54	0.22	(1.68)	(1.46)	(0.26)	(0.06)	(0.32)
11/30/2021	10.90	0.16	(0.11)	0.05	(0.18)	(0.23)	(0.41)
Class R4
11/30/2025	8.81	0.39	0.10	0.49	(0.41)	—	(0.41)
11/30/2024	8.54	0.40	0.28	0.68	(0.41)	—	(0.41)
11/30/2023	8.76	0.36	(0.20)	0.16	(0.38)	—	(0.38)
11/30/2022	10.54	0.24	(1.68)	(1.44)	(0.28)	(0.06)	(0.34)
11/30/2021	10.91	0.18	(0.11)	0.07	(0.21)	(0.23)	(0.44)
Class R5
11/30/2025	8.81	0.41	0.10	0.51	(0.43)	—	(0.43)
11/30/2024	8.54	0.42	0.28	0.70	(0.43)	—	(0.43)
11/30/2023	8.76	0.38	(0.19)	0.19	(0.41)	—	(0.41)
11/30/2022	10.54	0.26	(1.68)	(1.42)	(0.30)	(0.06)	(0.36)
11/30/2021	10.91	0.21	(0.11)	0.10	(0.24)	(0.23)	(0.47)
Class R6
11/30/2025	8.82	0.42	0.10	0.52	(0.44)	—	(0.44)
11/30/2024	8.55	0.43	0.28	0.71	(0.44)	—	(0.44)
11/30/2023	8.77	0.39	(0.20)	0.19	(0.41)	—	(0.41)
11/30/2022	10.55	0.28	(1.69)	(1.41)	(0.31)	(0.06)	(0.37)
11/30/2021	10.92	0.22	(0.11)	0.11	(0.25)	(0.23)	(0.48)

(a) Calculated using average shares outstanding during the period.

(b) Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – THE FUNDS

TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
Class R2
11/30/2025	$8.89	5.48	1.05	1.05	4.08	$1,121	429
11/30/2024	8.80	7.58	1.06	1.06	4.24	1,170	385
11/30/2023	8.54	1.55	1.05	1.05	3.81	1,086	409
11/30/2022	8.76	(14.12)	1.05	1.05	2.18	1,199	461
11/30/2021	10.54	0.37	1.04	1.04	1.39	1,768	393
Class R3
11/30/2025	8.89	5.47	0.95	0.95	4.18	24,042	429
11/30/2024	8.81	7.81	0.96	0.96	4.34	26,794	385
11/30/2023	8.54	1.65	0.95	0.95	3.92	27,043	409
11/30/2022	8.76	(14.03)	0.95	0.95	2.30	27,760	461
11/30/2021	10.54	0.47	0.95	0.95	1.50	37,846	393
Class R4
11/30/2025	8.89	5.73	0.70	0.70	4.43	34,586	429
11/30/2024	8.81	8.08	0.71	0.71	4.59	32,457	385
11/30/2023	8.54	1.90	0.70	0.70	4.18	31,524	409
11/30/2022	8.76	(13.82)	0.70	0.70	2.54	30,002	461
11/30/2021	10.54	0.63	0.69	0.69	1.74	44,058	393
Class R5
11/30/2025	8.89	5.99	0.45	0.45	4.68	24,362	429
11/30/2024	8.81	8.35	0.46	0.46	4.84	23,962	385
11/30/2023	8.54	2.16	0.45	0.45	4.41	20,023	409
11/30/2022	8.76	(13.61)	0.45	0.45	2.74	22,290	461
11/30/2021	10.54	0.88	0.44	0.44	1.99	78,822	393
Class R6
11/30/2025	8.90	6.09	0.36	0.36	4.78	231,019	429
11/30/2024	8.82	8.45	0.36	0.36	4.94	226,490	385
11/30/2023	8.55	2.26	0.36	0.36	4.52	197,934	409
11/30/2022	8.77	(13.50)	0.35	0.35	2.90	183,807	461
11/30/2021	10.55	0.97	0.35	0.35	2.08	252,862	393

PROSPECTUS – THE FUNDS

APPENDIX A

INTERMEDIARY-SPECIFIC SALES CHARGE
REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For sales charge reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such reductions or waivers. Please see the section of the prospectus titled “Information for Managing Your Account – Sales Charge Reductions and Waivers” for more information regarding sales charge reductions and waivers available for different classes.

MERRILL LYNCH

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

APPENDIX

Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SL WD Supplement

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement

MORGAN STANLEY

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored

APPENDIX

retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

AMERIPRISE

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

• Transaction size breakpoints, as described in this prospectus or the SAI.

• Rights of accumulation (ROA), as described in this prospectus or the SAI.

• Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

APPENDIX

• shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

• shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions due to death or disability of the shareholder

• shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

• redemptions made in connection with a return of excess contributions from an IRA account

• shares purchased through a Right of Reinstatement (as defined above)

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

RAYMOND JAMES

Intermediary-Defined Sales Charge Waiver Policies

APPENDIX

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

APPENDIX

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD JONES

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after September 3, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Lord Abbett Family of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

APPENDIX

Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Lord Abbett Family of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the

APPENDIX

plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

o The redemption and repurchase occur in the same account.

o The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

APPENDIX

• Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

• Purchases of Class 529-A shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

• Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

APPENDIX

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

JANNEY

If you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Shares acquired through a right of reinstatement.

• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on applicable IRS regulations.

APPENDIX

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

• Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in the fund’s Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

D.A. DAVIDSON

Shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

APPENDIX

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

OPCO

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through a OPCO affiliated investment advisory program

APPENDIX

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

BAIRD

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and

APPENDIX

CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

• Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchase from the proceeds of redemptions from another Lord Abbett Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

• Shares bought due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

• Breakpoints as described in this prospectus

• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Lord Abbett Fund assets held by accounts within the purchaser’s household at Baird. Eligible Lord Abbett Fund assets not held at Baird may be included in the rights of

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accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Lord Abbett Funds through Baird, over a 13-month period of time

J.P. MORGAN SECURITIES LLC

Shareholders holding or purchasing fund shares through an applicable J.P. Morgan Securities LLC brokerage account will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

• Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

• Shares purchased through rights of reinstatement.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

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• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

• Breakpoints as described in the prospectus.

• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

• Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

STIFEL

Effective January 13, 2025, shareholders purchasing or holding Fund shares, including existing Fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.

CLASS A SHARES

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Lord Abbett Family of Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Lord Abbett Family of Funds assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level

APPENDIX

grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

Sales charges may be waived for the following shareholders and in the following situations:

• Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same Fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

• Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

• Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other Funds within the Lord Abbett Family of Funds.

• Shares purchased from the proceeds of redeemed shares of the same Lord Abbett Family of Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement.

• Shares from rollovers into Stifel from retirement plans to IRAs.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

• Purchases of Class 529-A shares through a rollover from another 529 plan.

• Purchases of Class 529-A shares made for reinvestment of refunded amounts.

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Contingent Deferred Sales Charges Waivers on Class A and C Shares

APPENDIX

• Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

• Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

• Shares acquired through a right of reinstatement.

• Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

• Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

• Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

WELLS FARGO

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

• Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

APPENDIX

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

• Shares purchased through a rollover from another 529 plan.

• Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

• Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

• Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

• Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

• Gift of shares will not be considered when determining breakpoint discounts

APPENDIX

APPENDIX B: UNDERLYING FUNDS OF THE FUNDS-OF-FUNDS

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Each Fund-of-Fund currently may invest in the separate underlying funds shown below, each with its own investment objective and policies. The following is a concise description of the investment objectives, strategies, and techniques of each underlying fund in which each Fund-of-Fund currently may invest. Each Fund-of-Fund may change the amounts allocated to any or all of the underlying funds in which it may invest, and may change the list of underlying funds in which it may invest or add new underlying funds at any time without prior shareholder approval or notice. The principal investment strategies of an underlying fund may change from time to time. The underlying funds in which each Fund-of-Fund currently may invest include:

Lord Abbett Affiliated Fund

Seeks long-term growth and current income by investing in undervalued dividend-paying equity securities of large companies.

Lord Abbett Bond Debenture Fund

Seeks high current income and the opportunity for capital appreciation by investing primarily in U.S. high yield and investment grade corporate, government, and mortgage- and asset-backed securities, as well as to a lesser extent in convertible securities, senior loans and equity securities.

Lord Abbett Convertible Fund

Seeks current income and the opportunity for capital appreciation to produce a high total return by investing in convertible securities that are believed to be undervalued.

Lord Abbett Core Fixed Income Fund

Seeks current income generation and the opportunity for capital appreciation by investing in U.S. investment grade corporate, government, and mortgage and asset-backed securities.

Lord Abbett Core Plus Bond Fund

Seeks income and capital appreciation by investing in by investing primarily in investment grade corporate, U.S. Government, and mortgage- and asset-backed securities. May invest up to 35% of its net assets in high yield debt securities.

Lord Abbett Developing Growth Fund

Seeks long-term growth by investing in U.S. small cap growth stocks. Focuses on well-run small companies that have above-average earnings growth and are gaining market share in their respective industries.

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Lord Abbett Dividend Growth Fund

Seeks total return by investing principally in undervalued large and mid-sized companies with a history of growing dividends. Uses fundamental research and quantitative analysis.

Lord Abbett Emerging Markets Equity Fund

Seeks long-term capital appreciation by investing primarily in equity securities that are tied economically to emerging market countries and derivative instruments that are intended to provide economic exposure to such securities.

Lord Abbett Floating Rate Fund

Seeks a high level of current income by investing in a variety of below investment grade loans. Emphasizes floating or adjustable rate instruments and other instruments that effectively enable the Fund to achieve a floating rate of income.

Lord Abbett Focused Growth Fund

Seeks to deliver long-term growth of capital by investing primarily in stocks of U.S. companies.

Lord Abbett Focused Large Cap Value Fund

Seeks to deliver long-term growth of capital by investing primarily in stocks of large U.S. companies.

Lord Abbett Focused Small Cap Value Fund

Seeks to deliver long-term growth of capital by investing primarily in stocks of small U.S. companies.

Lord Abbett Fundamental Equity Fund

Seeks long-term growth of capital by investing in the common stocks of a wide range of U.S. and multinational companies that are believed to be undervalued. Maintains the majority of its investments in the stocks of large cap companies.

Lord Abbett Global Equity Fund

Seeks long-term capital appreciation by investing in equity securities of global companies across all market capitalizations that are believed to be undervalued. Uses fundamental research and quantitative analysis.

Lord Abbett Growth Leaders Fund

Seeks capital appreciation by investing in equity securities of U.S. and foreign companies across all market capitalization ranges that demonstrate above average, long-term growth potential.

APPENDIX

Lord Abbett Growth Opportunities Fund

Seeks capital appreciation by investing in U.S. mid cap growth companies. Focuses on mid-sized companies with above-average earnings growth that are gaining market share.

Lord Abbett Health Care Fund

Seeks to deliver long-term growth of capital by investing primarily in stocks of companies within the health care sector.

Lord Abbett High Yield Fund

Seeks current income generation and the opportunity for capital appreciation by investing in high yield corporate bonds. Aims to capitalize on the substantial yield advantage that lower-rated corporate debt securities potentially provide.

Lord Abbett High Income Municipal Bond Fund

Seeks a high level of income exempt from federal income tax by investing in lower-rated municipal bonds.

Lord Abbett Income Fund

Seeks a high level of income by investing in a wide range of fixed income securities with an emphasis on high quality securities. Emphasizes investment grade corporate bonds, U.S. Government securities, and mortgage- and asset-backed securities, with select exposure to high yield and emerging market debt securities and currencies.

Lord Abbett Inflation Focused Fund

Seeks to provide investment returns that exceed the rate of inflation in the U.S. economy by investing in inflation-linked derivatives and inflation-indexed fixed income securities. Also seeks current income.

Lord Abbett Intermediate Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing primarily in investment grade municipal bonds with select exposure to lower-rated municipal bonds.

Lord Abbett International Equity Fund

Seeks long-term capital appreciation by investing in foreign companies that are believed to be undervalued. Uses fundamental research and global sector research to identify potential investment opportunities.

Lord Abbett International Growth Fund

Seeks long-term capital appreciation by investing primarily in equity securities of large foreign companies that are believed to demonstrate above-average, long-term growth potential.

APPENDIX

Lord Abbett International Opportunities Fund

Seeks long-term capital appreciation by investing in small to mid-sized foreign companies with improving fundamentals. Uses fundamental research and global sector research to identify potential investment opportunities.

Lord Abbett International Value Fund

Seeks a high level of total return by investing in foreign companies that are believed to be undervalued. Emphasizes absolute value and cross-border industry comparisons when analyzing the potential for total return.

Lord Abbett Investment Grade Floating Rate Fund

Seeks a high level of current income by investing primarily in investment grade debt securities and floating or adjustable rate instruments and derivatives and other instruments that effectively enable the Fund to achieve a floating rate of income.

Lord Abbett Micro Cap Growth Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap companies that appear to have the potential for more rapid growth than the overall economy.

Lord Abbett Mid Cap Stock Fund

Seeks long-term growth by investing in U.S. mid cap value stocks. Focuses on undervalued mid-sized companies with strong fundamentals and proven operating histories.

Lord Abbett National Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing in investment grade municipal bonds with select exposure to lower-rated municipal bonds.

Lord Abbett Private Credit Fund

Seeks current income and, to a lesser extent, long-term capital appreciation by focusing on directly-originated senior secured loans, primarily to U.S. middle market companies and selectively to larger companies and constructing a diversified investment portfolio with a focus on capital preservation and limiting downside risks.

Lord Abbett Short Duration Core Bond Fund

Seeks current income consistent with preservation of capital by investing in various types of short duration investment grade debt securities.

Lord Abbett Short Duration High Income Municipal Bond Fund

Seeks a high level of income exempt from federal income tax by investing primarily in municipal bonds. Normally invests at least 50% of its net assets in municipal bonds rated below investment grade.

APPENDIX

Lord Abbett Short Duration High Yield Fund

Seeks a high current income and the opportunity for capital appreciation to produce a high total return by investing primarily in lower-rated debt securities. Normally seeks to maintain a weighted average duration range of three years or less.

Lord Abbett Short Duration Income Fund

Seeks a high level of current income consistent with preservation of capital, with potentially less interest rate sensitivity and volatility than funds that invest in longer duration bonds. Focuses on a variety of short duration investment grade and high yield debt securities, U.S. Government securities, and mortgage- and other asset-backed debt securities, with limited exposure to non-U.S. debt securities and senior loans.

Lord Abbett Short Duration Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing primarily in short-duration investment grade municipal bonds with select exposure to lower-rated municipal bonds.

Lord Abbett Small Cap Value Fund

Seeks long-term capital appreciation through investing in equity securities of U.S. small cap value companies. Focuses on undervalued small companies with attractive earnings prospects, proven operating experience, and seasoned management teams.

Lord Abbett Total Return Fund

Seeks current income generation and the opportunity for capital appreciation by investing in a wide range of fixed income securities with an emphasis on high quality securities. Focuses on U.S. investment grade corporate, government, and mortgage- and asset-backed securities, with select exposure to high yield, and emerging market securities.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund

Seeks to deliver current income and preservation of capital by investing primarily in short-term, liquid securities issued by the U.S. Government, its agencies, and its instrumentalities.

Lord Abbett Ultra Short Bond Fund

Seeks current income consistent with the preservation of capital by investing in various types of short duration, high quality, investment grade fixed income securities.

Lord Abbett Value Opportunities Fund

Seeks long-term growth by investing in U.S. small cap and mid cap value companies that are believed to be undervalued.

*  *  *

No offer is made in this prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a

APPENDIX

prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our website at www.lordabbett.com.

APPENDIX

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.

By mail. Write to the Funds at:
The Lord Abbett Family of Funds
30 Hudson Street
Jersey City, NJ 07302-4804

Via the Internet. Lord, Abbett & Co. LLC
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

ADDITIONAL INFORMATION

Appendix A of this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed elsewhere in this prospectus and the related statement of additional information. More information on each Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS AND FORM N-CSR

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in the Fund’s Form N-CSR. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. In the Funds’ Form N-CSR, you will find the Funds’ annual and semi-annual financial statements. The annual and semi-annual reports and the most recent Form N-CSR are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Investment Trust

Lord Abbett Multi-Asset Balanced Opportunity Fund

Lord Abbett Multi-Asset Income Fund

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Core Plus Bond Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Inflation Focused Fund

Lord Abbett Short Duration Core Bond Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LAIT-1 (04/26)
Investment Company Act File Number: 811-07988